Filed Pursuant to Rule 433
Registration Statement No. 333-140279
April 30, 2007

HarborView Mortgage Pass-Through Certificates
Series 2007-3

Preliminary Marketing Materials

$430,321,000 (Approximate)

The issuer has filed a registration statement (including a base prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest in this offering, you should read the base prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov<http://www.sec.gov/>. Alternatively, RBS Greenwich Capital will arrange to send you the base prospectus at no charge if you request it by calling 1-866-884-2071 or emailing offeringmaterials@rbsgc.com.

This free writing prospectus is being delivered to you solely to provide you with information about the offering and to solicit an offer to purchase the offered securities. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase such securities. Any such commitment shall be subject to the conditions specified below.

This free writing prospectus is not required to contain all of the information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase the offered securities, supersedes any prior version of this free writing prospectus and any information contained in any prior similar free writing prospectus relating to these securities. If a preliminary prospectus is conveyed to you prior to your commitment to purchase, that document supersedes all other information provided to you concerning the offered securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The securities referred to in this free writing prospectus are being offered when, as and if issued. The issuer is not obligated to issue any such securities or any similar securities, and all or a portion of the securities may not be issued that have the characteristics described herein. The underwriters' obligation to deliver such securities is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of the securities having the characteristics described herein. If, for any reason, the issuer does not deliver such securities, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

For asset-backed and mortgage-backed securities: Certain of the information contained herein may be based on numerous assumptions (including preliminary assumptions about the pool assets and structure), which may not be specifically identified as assumptions in the information. Any such information or assumptions are subject to change. The information in this free writing prospectus may reflect assumptions specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any assumptions specifically required by you.

Any legends, disclaimers or other notices that may appear below or on any electronic communication to which this free writing prospectus is attached which state that (1) these materials do not constitute an offer (or a solicitation of an offer), (2) no representation is made as to the accuracy or completeness of these materials and that these materials may not be updated or (3) these materials may be confidential are not applicable to this communication and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of this communication having been sent via Bloomberg or another system.

FOR ADDITIONAL INFORMATION PLEASE CALL

RBS Greenwich Capital

Asset Backed Finance
Shakti Radhakishun	(203) 618-2225
Michael McKeever	(203) 618-2237
Sean Curran	(203) 618-2426

Trading
Johan Eveland	(203) 625-6160
Jesse Litvak	(203) 625-6160
Stu Kronick	(203) 618-6160

Analytics
Jim Doherty	(203) 618-5655
Bill O’Brien	(203) 618-3856

Rating Agency Contacts

Standard & Poor’s

Moody’s

Preliminary Term Sheet	Date Prepared: March 29, 2007

HarborView Mortgage Loan Trust 2007-3

Mortgage Loan Pass-Through Certificates, Series 2007-3

$430,321,000 (Approximate, Subject to +/- 20% Variance)

Publicly Offered Certificates
Adjustable Rate Residential Mortgage Loans

Class	Balance ($)(1)	WAL (Yrs) (Call/Mat) (2)	Pymt Window (Mths) (Call/Mat) (2)	Pass-ThroughRates	Tranche Type	Assumed Final Distribution Date	Expected Ratings S&P/Moody’s/Fitch
1A-1(3)	$278,511,000			Floater	Senior	April 2037	AAA/Aaa/AAA
2A-1A(3)	$258,193,000	3.09 / 3.40	1-100 / 1-212	Floater	Super Senior	April 2037	AAA/Aaa/AAA
2A-1B(3)	$107,580,000	3.09 / 3.40	1-100 / 1-212	Floater	Senior Mezz	April 2037	AAA/Aaa/AAA
2A-1C(3)	$64,548,000	3.09 / 3.40	1-100 / 1-212	Floater	Senior Mezz	April 2037	AAA/Aaa/AAA
B-1 (4)	$36,566,000			Floater	Subordinate	April 2037	[NR/Aaa/AA+]
B-2 (4)	$11,654,000			Floater	Subordinate	April 2037	[NR/Aa1/AA]
B-3 (4)	$11,251,000			Floater	Subordinate	April 2037	[NR/Aa2/AA-]
B-4 (4)	$7,635,000			Floater	Subordinate	April 2037	[NR/Aa3/A+]
B-5 (4)	$6,027,000			Floater	Subordinate	April 2037	[NR/A2/A]
B-6 (4)	$5,626,000			Floater	Subordinate	April 2037	[NR/A3/A-]
B-7 (4)	$4,018,000			Floater	Subordinate	April 2037	[NR/Baa1/BBB+]
B-8 (4)	$4,018,000			Floater	Subordinate	April 2037	[NR/Baa3/BBB-]
B-9 (4)	$4,018,000			Floater	Subordinate	April 2037	[NR/Ba1/BB+]
Total	$799,645,000

(1)
Distributions on the Class 1A-1 Certificates will be derived from the Group 1 Mortgage Loans (as described herein) and distributions on the Class 2A-1A, Class 2A-1B and Class 2A-1C Certificates will be derived from the Group 2 Mortgage Loans (as described herein). Distributions on the Subordinate Certificates will be derived from all the Mortgage Loans (as described herein). Class sizes are subject to final collateral and rating agency approval and are subject to a +/-20% variance.

(2)	The WAL and Payment Windows to Call for the Offered Certificates are shown to the first possible Optional Termination Date (as described herein).

(3)
The Senior Certificates will have a Pass-Through Rate equal to the least of (i) One-Month LIBOR plus a related margin (which margin will double after the Optional Termination Date), (ii) the Net WAC Cap and (iii) the Net Maximum Rate Cap.

(4)
The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8 and Class B-9 Certificates will have a Pass-Through Rate equal to the least of (i) One-Month LIBOR plus a margin (which margin will be multiplied by 1.5 after the Optional Termination Date), (ii) the Net WAC Cap and (iii) the Net Maximum Rate Cap.

1

Depositor:	Greenwich Capital Acceptance, Inc.

Underwriter:	Greenwich Capital Markets, Inc.

Originator:
It is expected that at the end of the Pre-funding Period the originators accounting for more than 10% of the Mortgage Loans will be BankUnited, FSB ([35.27]%), Paul Financial LLC ([12.20]%) and Suntrust Mortgage, Inc. ([11.86]%). At the end of the Pre-funding Period, it is expected that no other originator will account for more than 10% of the total Mortgage Loans.

Trustee:	Wells Fargo Bank, NA.

Servicer:	GMAC Mortgage, LLC.

Credit Risk Manager:	Clayton Fixed Income Services Inc. formerly known as The Murrayhill Company.

Additional Disclosure:	For additional disclosure on (a) the Originators and their Underwriting Guidelines, (b) the Master Servicer, (c) the Servicer and (d) the Custodian and Trustee, refer to Exhibit A.

Rating Agencies:
S&P, Fitch and Moody’s will rate the Senior Certificates. Fitch and Moody’s will rate the Subordinate Certificates. It is expected that the Certificates will be assigned the credit ratings on page 1 of this Preliminary Term Sheet.

Cut-off Date:	For each Mortgage Loan, generally the later of (i) the close of business on April 1, 2006, and (ii) the date as specified in the related subsequent transfer instrument.

Expected Pricing Date:	The week of April [2], 2007.

Closing Date:	April 27, 2007.

Distribution Date:	The 19st day of each month (or if such day is not a business day, the next succeeding business day), commencing in May 2007.

Certificates:
The “Senior Certificates” will consist of the Class 1A-1 Certificates (the “Group 1 Certificates”) and the Class 2A-1A, Class 2A-1B and Class 2A-1C Certificates (the “Group 2 Certificates”). The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8 and Class B-9 Certificates. The Class 2A-1A, Class 2A-1B and Class 2A-1C Certificates are collectively referred to herein as the “Offered Certificates”. The Senior Certificates and Subordinate Certificates are collectively referred to herein as the “Certificates”.

The trust will also issue the Class C, Class P, Class ES and Class R Certificates, none of which will be publicly offered.

Accrued Interest:	The Certificates will settle flat.

Interest Accrual Period:
The interest accrual period for each Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

Registration:	The Certificates will be made available in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and the Euroclear system.

Federal Tax Treatment:	It is anticipated that the Certificates will represent ownership of REMIC regular interests.

ERISA Eligibility:
The Class 1A-1 and Class 2A-1A Certificates are expected to be ERISA eligible, provided the purchase and holding of such certificates is eligible for exemptive relief under an investor-based or statutory exemption. The Certificates, other than the 1A-1 and Class 2A-1A Certificates are eligible to be purchased by plan investors that are contained in insurance company general accounts. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

2

SMMEA Treatment:	The Offered Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination
Date:
The terms of the transaction allow for the purchase by the Master Servicer of all the Mortgage Loans and other property of the trust (the “Optional Termination Date”) which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [10]% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) amounts in the Pre-Funding Accounts as of the Closing Date.

Pricing Prepayment
Speed:	25% CPR

Statistical Mortgage
Loans:
The information set forth herein with respect to the mortgage loans, is expected to be representative of the characteristics of the mortgage loans that will be included in the trust on the Closing Date with an aggregate principal balance of approximately $500,091,989 (the “Initial Mortgage Loans”) and that are expected to be added as Subsequent Mortgage Loans to the trust during the Pre-funding Period with an aggregate principal balance of approximately $303,572,138 (the “Subsequent Mortgage Loans”). Solely for determining the principal balances of the Offered Certificates in order to minimize the variance of the principal balance of the Offered Certificates as of the Closing Date, it is estimated but not guaranteed that the aggregate principal balance of the Mortgage Loans will be approximately $803,664,128 as of the related Cut-off Date. It is not expected that the initial principal balance (or notional balance) of any class of Offered Certificates (as shown on the fourth page) will increase or decrease by more than 20% by the Closing Date.

Mortgage Loans:
The mortgage loans transferred to the trust on the Closing Date and during the Pre-funding Period, consist of adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $803,664,128 (the “Mortgage Loans”). All of the Mortgage Loans are Negative Amortization Loans as defined herein. It is expected that the statistics of the Mortgage Loans will be substantially similar to the mortgage loan statistics shown herein. For more information please see attached collateral descriptions for the Mortgage Loans.

The “Group 1 Mortgage Loans” consist of conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of 30 or 40 years and an aggregate principal balance as of the Cut-off Date of approximately $315,772,525. The “Group 2 Mortgage Loans” consist of conforming and non-conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of 30 or 40 years and an aggregate principal balance as of the Cut-off Date of approximately $487,891,603. Substantially all of the Group 1 and Group 2 Mortgage Loans either accrue interest at a mortgage rate which adjusts monthly or semi-annually after an initial fixed rate.

Approximately 98.64% of the Statistical Mortgage Loans have an initial fixed rate period of 1 or 3 months and subsequently adjust on a monthly basis.

Generally, all of the Mortgage Loans adjust based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”), One Month LIBOR (“One Month LIBOR”) or COFI.
3

Negative Amortization
Loans:
“Negative Amortization Loans” are mortgage loans for which the minimum monthly payment amount for a term specified in the related mortgage note is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan. If a borrower elects to pay only the minimum monthly payment, the deficient interest amount is added to the unpaid principal balance of such mortgage loan. A borrower may elect to pay only the minimum monthly payment for a term specified in the related mortgage note subject to adjustment under the following conditions: (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.500% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (generally 110%, 115%, 120% or 125%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the monthly payment will be recast without regard to the limitation in clause (i) to either (a) amortize fully the then unpaid principal balance over the remaining term to maturity or (b) equal the interest only payment for such loan, calculated at the then applicable rate, based on the related Index rate and margin.

Pre-Funding Amount:
On the Closing Date, the Seller will deposit approximately $303,572,138 (the “Pre-funding Amount”), which will consist of approximately $164,635,777 deposited into an account (the “Group 1 Pre-Funding Account”) to purchase subsequent Group 1 Mortgage Loans and approximately $138,936,361 deposited into an account (the “Group 2 Pre-Funding Account”; and together with the Group 1 Pre-Funding Account, the “Pre-Funding Accounts”) to purchase subsequent Group 2 Mortgage Loans. Funds on deposit in the Pre-funding Accounts will be used from time to time to acquire “Subsequent Mortgage Loans” during the Pre-funding Period.

The “Pre-funding Period” commences on the Closing Date and ends on the earlier of (i) the date on which the amount on deposit in the Pre-funding Account is less than $10,000 and (ii) May 27, 2007. If necessary, a capitalized interest account deposit will be made by the Depositor to cover any interest shortfalls during the Pre-funding Period.

To the extent that the trust does not fully use amounts on deposit in the Pre-funding Accounts to purchase Subsequent Mortgage Loans by the end of the Pre-funding Period, the trust will apply the remaining amounts as a prepayment of principal to the related Offered Certificates on the Distribution Date immediately following the end of the Pre-funding Period. Although no assurance is possible, it is not anticipated that a material amount of principal will be prepaid on the Offered Certificates from amounts in the Pre-funding Accounts.

Net Mortgage Rate:	The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the Trust Expense Fee Rate, and on or after the 121st Distribution Date, the Final Maturity Reserve Rate.

Net WAC Cap:	The “Net WAC Cap” for the Offered Certificates is equal to the weighted average Net Mortgage Rates of the related Mortgage Loans, adjusted for the related accrual period.

Net Maximum Rate:
The “Net Maximum Rate” with respect to each Mortgage Loan is equal to the maximum mortgage rate less the Trust Expense Fee Rate, and on or after the 121st Distribution Date, the Final Maturity Reserve Rate.

Net Maximum Rate Cap:	The “Net Maximum Rate Cap” for the each of the Certificates is equal to the Net WAC Cap computed by assuming each Mortgage Loan accrued interest at its Net Maximum Rate.

Trust Expense
Fee Rate:	The sum of the Servicing Fee Rate, Master Servicing Fee Rate, Credit Risk Manager Fee Rate and the LPMI Fee Rate, if any.

4

Servicing Fee Rate:
Each servicer will be paid a monthly fee (a “Servicing Fee”) with respect to each mortgage loan it services. The Servicing Fee will be calculated at a per annum rate (the “Servicing Fee Rate”) of the outstanding principal balance of each mortgage loan as of the first day of the related due period. For each Mortgage Loan, the Servicing Fee Rate will equal 0.375%.

Trustee Fee Rate:	For each Mortgage Loan the Trustee Fee Rate will equal 0.0025%. The Custodian will be paid by the Trustee.

Credit Risk Manager Fee
Rate:	For each Mortgage Loan the Credit Risk Manager Fee Rate will equal 0.005%.

Basis Risk Shortfalls:	With respect to any Distribution Date, each class of Certificates will be entitled to the “Basis Risk Shortfalls” for such class which will equal the sum of:

(i)
the excess, if any, of the amount of interest that such class would have been entitled to receive if the pass-through rate for such class were calculated without regard to clause (ii) in the definition thereof, over the actual amount of interest such class is entitled to receive for such Distribution Date,

(ii)	any excess described in clause (i) above remaining unpaid from prior Distribution Dates; and

(iii)
interest for the applicable interest accrual period on the amount described in clause (ii) above based on the applicable pass-through rate determined without regard to clause (ii) in the definition thereof.

5

Adjusted Cap Rate:
The “Group 1 Adjusted Cap Rate” for the Class 1A-1 Certificates and for any Distribution Date equals the Net WAC Cap computed by first reducing the Net WAC by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 1 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the related due period.

The “Group 2 Adjusted Cap Rate” for the Class 2A-1A, Class 2A-1B and Class 2A-1C Certificates and for any Distribution Date equals the Net WAC Cap computed by first reducing the Net WAC by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 2 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the related due period.

The “Subordinate Adjusted Cap Rate” for the Subordinate Certificates and for any Distribution Date equals the weighted average of the Group 1 Adjusted Cap Rate and the Group 2 Adjusted Cap Rate for such Distribution Date, weighted in each case based on the applicable Subordinate Component for each mortgage loan group.

The “Subordinate Component” for either mortgage loan group and any Distribution Date is the excess, if any, of the aggregate principal balance of the related mortgage loans as of the first day of the related due period over the aggregate certificate principal balance of the Senior Certificates related to such mortgage loan group immediately prior to such Distribution Date.

Deferred Interest:
The Mortgage Loans may experience negative amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage Loan. Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan (“Deferred Interest”).

Net Deferred Interest:
The “Net Deferred Interest” for any Distribution Date and mortgage loan group is the excess, if any, of Deferred Interest for the related due period and mortgage loan group over voluntary principal prepayments for the related prepayment period and mortgage loan group.

For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class, of (i) the current interest accrued at the applicable pass-through rate for such class, over (ii) the amount of current interest that would have accrued had the Pass-Through Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date. The Net Deferred Interest allocable to each class of Certificates will reduce the amount of interest distributable on such class and such Net Deferred Interest will be added to the principal balance of such class of Certificates.

Credit Enhancement:	Series 2007-3 is an “Overcollateralization Series” as defined in the accompanying terms sheet supplement. Credit enhancement consists of the following:

1) Net Monthly Excess Cashflow;
2) Overcollateralization Amount;
3) Subordination; and
4) Yield Maintenance Agreement.

6

Yield Maintenance
Agreement:
On the Closing Date, the trust, on behalf of a separate trust, will enter into the “Yield Maintenance Agreement” to make payments based upon the priority of cashflows described within the Yield Maintenance Agreement Account herein. On each Distribution Date, the counterparty to the Yield Maintenance Agreement will be obligated to make a payment to the trust equal to the product of (a) the excess, if any, of (i) One Month LIBOR, subject to the maximum rate set forth for such Distribution Date over (ii) the strike price for such Distribution Date specified on the Yield Maintenance Agreement Schedule herein, and (b) the lesser of (i) the notional balance for such Distribution Date specified on the Yield Maintenance Agreement Schedule herein and (ii) the outstanding balance of the Offered Certificates, for such Distribution Date and (c) the actual number of days in the related Interest Accrual Period divided by 360. The Yield Maintenance Agreement will terminate after the Distribution Date in April 2017.

Net Monthly
Excess Cashflow:
The “Net Monthly Excess Cashflow” For any Distribution Date is equal to the sum of (a) any Overcollateralization Release Amount and (b) the excess of (x) the Available Funds for such Distribution Date over (y) the sum for such Distribution Date of (A) the Monthly Interest Distributable Amounts for the Certificates, (B) the Unpaid Interest Shortfall Amounts for the Class 1A-1, Class 2A-1A, Class 2A-1B and Class 2A-1C Certificates and (C) the Principal Remittance Amount.

Overcollateralization
Amount:
The “Overcollateralization Amount” is equal to the excess of (i) the sum of (a) the aggregate principal balance of the Initial Mortgage Loans and (b) amounts in the Pre-Funding Account over (ii) the aggregate principal balance of the Certificates, expressed as a percentage of the aggregate Mortgage Loan balance. On the Closing Date, the Overcollateralization Amount will be equal to approximately 0.50%.

Interest Remittance
Amount:
For any Distribution Date and either mortgage loan group, the portion of the related available funds for such Distribution Date attributable to interest received or advanced with respect to the Mortgage Loans in such mortgage loan group.

7

Final Maturity Reserve
Deposit Amount:
The Final Maturity Reserve Deposit Amount for each Distribution Date is an amount equal to the lesser of (x) the product of (i) the Final Maturity Reserve Rate divided by 12 and (ii) the aggregate stated principal balance of all the Mortgage Loans and (y) the Interest Remittance Amount before taking into account any distribution under "Priority of Distributions-Interest Distributions" herein and after the distribution of certain fees and expenses of the trust. No deposit is required if the balance of the Mortgage Loans having 40-year original terms to maturity, on each Distribution Date is less than or equal to the aggregate principal balance set forth in Final Maturity Reserve Schedule for that Distribution Date.

Final Maturity Reserve
Trust:
The Final Maturity Reserve Trust will hold the final maturity reserve account for the benefit of the certificateholders. On each Distribution Date on and after the Distribution Date in May 2017 (the “121st Distribution Date”) period up to the earlier of (i) the final scheduled Distribution Date and (ii) the termination of the trust, if the aggregate stated principal balance of the Mortgage Loans having 40-year original terms to maturity at the end of the related due period is greater than the aggregate principal balance set forth in Final Maturity Reserve Schedule for that Distribution Date (the “Final Maturity Reserve Amount Distribution Date”), the Trustee will deposit into the final maturity reserve account the Final Maturity Reserve Fund Deposit Amount. On the earlier of (i) the final scheduled Distribution Date and (ii) the termination of the trust, any amounts on deposit in the final maturity reserve account will be applied as payment of principal or interest as described herein.

Final Maturity Reserve
Rate:
A per annum rate equal to the product of (i) 1.00% and (ii) a fraction equal to the numerator of which is the Stated Principal Balance of the Mortgage Loans having 40-year original terms to maturity and the denominator of which is aggregate Stated Principal Balance of the Mortgage Loans.

Overcollateralization
Target Amount:	On any Distribution Date, the “Overcollateralization Target Amount” is equal to:
(i)	prior to the Stepdown Date, 0.50% of the sum of (i) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and (ii) amounts in the Pre-Funding Accounts as of the Closing Date;
(ii)	on or after the Stepdown Date, if no Trigger Event has occurred and is continuing, the greater of:
(a)
1.25% of the current principal balance of the Mortgage Loans prior to the Distribution Date in May 2013 and 1.00% of the current principal balance of the Mortgage Loans on or after the Distribution Date in May 2013;

(b)	0.50% of the sum of (i) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and (ii) amounts in the Pre-Funding Accounts as of the Closing Date (the “OC Floor”); and
(iii)	during the occurrence and continuation of a Trigger Event, the Overcollateralization Target Amount as of the previous Distribution Date.

Stepdown Date:	The earlier to occur of
(i) the Distribution Date on which the principal balance of the Senior Certificates has been reduced to zero; and
(ii) the later to occur of
a.	the Distribution Date occurring in May 2010; and
b.
the first Distribution Date on which the Credit Enhancement Percentage for the Senior Certificates is greater than or equal to (i) prior to the Distribution Date in May 2013, 29.50% (+/- 1.25%) and (ii) on or after the Distribution Date in May 2013, 23.60% (+/- 1.00%).

8

Trigger Event:
A “Trigger Event” is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the percentage of Mortgage Loans that are delinquent 60 days or more exceeds [ ]% of the current Credit Enhancement Percentage of the Senior Certificates or (ii) cumulative realized losses for the related Distribution Date as a percentage of the of the sum of (a) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and (b) amounts in the Pre-Funding Accounts as of the Closing Date for the related Distribution Date are greater than:

Distribution Date	Percentage
May 2009 - April 2010	[ ]% for the first month plus an additional 1/12th of [ ]% for each month thereafter
May 2010 - April 2011	[ ]% for the first month plus an additional 1/12th of [ ]% for each month thereafter
May 2011 - April 2012	[ ]% for the first month plus an additional 1/12th of [ ]% for each month thereafter
May 2012 - April 2013	[ ]% for the first month plus an additional 1/12th of [ ]% for each month thereafter
May 2013 - April 2014	[ ]% for the first month plus an additional 1/12th of [ ]% for each month thereafter
May 2014 and thereafter	[ ]%

Credit Enhancement
Percentage:
The “Credit Enhancement Percentage” for any Distribution Date and any class of Certificates is equal to (i) the sum of (a) the aggregate Class Principal Balance of the classes of Certificates subordinate to such class of Certificates and (b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans.

	Ratings (S/M/F)	Initial Credit Enhancement Percentage*	Target Credit Enhancement Percentage before May 2013 or Stepdown Date**	Target Credit Enhancement Percentage on or after May 2013 or Stepdown Date***
Senior	AAA/Aaa/AAA	11.800%	29.500%	23.600%
B-1	NR/Aaa/AA+	7.250%	18.125%	14.500%
B-2	NR/Aa1/AA	5.800%	14.500%	11.600%
B-3	NR/Aa2/AA-	4.400%	11.000%	8.800%
B-4	NR/Aa3/A+	3.450%	8.625%	6.900%
B-5	NR/A2/A	2.700%	6.750%	5.400%
B-6	NR/A3/A-	2.000%	5.000%	4.000%
B-7	NR/Baa1/BBB+	1.500%	3.750%	3.000%
B-8	NR/Baa3/BBB-	1.000%	2.500%	2.000%
B-9	NR/Ba1/BB+	0.500%	1.250%	1.000%

*Subject to a variance of plus or minus 15% based on rating agency requirements
** Subject to a variance of plus or minus 37.5% based on rating agency requirements
*** Subject to a variance of plus or minus 30% based on rating agency requirements

Allocation of
Realized Losses:
Any realized losses on the Mortgage Loans will be allocated as follows: first to Net Monthly Excess Cashflow, second to payments received under the Yield Maintenance Agreement, third to overcollateralization, and then to the Subordinate Certificates in reverse order of their numerical designations, in each case until the related class principal balance has been reduced to zero; and then to the Senior Certificates as follows:

1.	Any remaining realized losses on the Group 1 Mortgage Loans will be allocated to the Class 1A-1 Certificates, until its class principal balance has been reduced to zero.
2.
Any remaining realized losses on the Group 2 Mortgage Loans will be allocated to the Class 2A-1A, Class 2A-1B and Class 2A-1C Certificates, until the related class principal balance has been reduced to zero, provided however, that all realized losses allocable to the Class 2A-1A, Class 2A-1B and Class 2A-1C Certificates will be allocated sequentially, first to the Class 2A-1C Certificates, second to the Class 2A-1B Certificates and third to the Class 2A-1A Certificates, in that order, until the related class principal balance has been reduced to zero.

9

Senior Principal
Distribution Amount:
For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event has not occurred or is not continuing with respect to such Distribution Date, will be the lesser of (a) the sum of the Principal Distribution Amounts for each mortgage loan group and (b) the excess of the (x) the aggregate Class Principal Balance of the Senior Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) for each Distribution Date prior to May 2013, 70.50% (+/-1.25%) and thereafter 76.40% (+/-1.00%) and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment period) minus the OC Floor.

Class B-1 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date) and (ii) the Class Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (x) 100% minus (y) the related Target Credit Enhancement Percentage for such Distribution Date and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the OC Floor.

Class B-2 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Class Principal Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date) and (iii) the Class Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (x) 100% minus (y) the related Target Credit Enhancement Percentage for such Distribution Date and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the OC Floor.

10

Class B-3 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1 and Class B-2 Certificates (after taking into account the distribution of the related Principal Distribution Amounts for such classes on such Distribution Date) and (iii) the Class Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (x) 100% minus (y) the related Target Credit Enhancement Percentage for such Distribution Date and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the OC Floor.

Class B-4 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1, Class B-2 and Class B-3 Certificates (after taking into account the distribution of the related Principal Distribution Amounts for such classes on such Distribution Date) and (iii) the Class Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (x) 100% minus (y) the related Target Credit Enhancement Percentage for such Distribution Date and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the OC Floor.

Class B-5 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-5 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates (after taking into account the distribution of the related Principal Distribution Amount for such classes on such Distribution Date) and (iii) the Class Principal Balance of the Class B-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (x) 100% minus (y) the related Target Credit Enhancement Percentage for such Distribution Date and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the OC Floor.

11

Class B-6 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-6 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates (after taking into account the distribution of the related Principal Distribution Amount for such classes on such Distribution Date) and (iii) the Class Principal Balance of the Class B-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (x) 100% minus (y) the related Target Credit Enhancement Percentage for such Distribution Date and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the OC Floor.

Class B-7 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-7 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (after taking into account the distribution of the related Principal Distribution Amount for such classes on such Distribution Date) and (iii) the Class Principal Balance of the Class B-7 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (x) 100% minus (y) the related Target Credit Enhancement Percentage for such Distribution Date and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the OC Floor.

Class B-8 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-7 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates (after taking into account the distribution of the related Principal Distribution Amount for such classes on such Distribution Date) and (iii) the Class Principal Balance of the Class B-8 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (x) 100% minus (y) the related Target Credit Enhancement Percentage for such Distribution Date and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the OC Floor.

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Class B-9 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-7 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7 and Class B-8 Certificates (after taking into account the distribution of the related Principal Distribution Amount for such classes on such Distribution Date) and (iii) the Class Principal Balance of the Class B-9 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (x) 100% minus (y) the related Target Credit Enhancement Percentage for such Distribution Date and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the OC Floor.

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Priority of
Distributions:	Available funds from the Mortgage Loans will be distributed as follows:

Interest Distributions

1.	on the 121st Distribution Date and on each Distribution Date thereafter, the amount required to be deposited in the Final Maturity Reserve Fund;

2.
from the Interest Remittance Amount for the related mortgage loan group, to the holders of the Class 1A-1, Class 2A-1A, Class 2A-1B and Class 2A-1C Certificates, as applicable, the related Monthly Interest Distributable Amount and the related Unpaid Interest Shortfall Amount, if any, to which each such class is entitled, provided that if the Interest Remittance Amount for the Group 1 Mortgage Loans is insufficient to pay the Class 1A-1 Certificates the related Monthly Interest Distributable Amount, the Trustee will withdraw such insufficient amount from the Interest Remittance Amount for the Group 2 Mortgage Loans after distributions are made of the Monthly Interest Distributable Amount to the Class 2A-1A, Class 2A-1B and Class 2A-1C Certificates, and if the Interest Remittance Amount for the Group 2 Mortgage Loans is insufficient to pay the Class 2A-1A, Class 2A-1B and Class 2A-1C Certificates the related Monthly Interest Distributable Amount, the Trustee will withdraw such insufficient amount from the Interest Remittance Amount for the Group 1 Mortgage Loans after distributions are made of the Monthly Interest Distributable Amount to the Class 1A-1 Certificates. In certain circumstances, interest funds will be distributed to the Senior Certificates from the unrelated mortgage loan group to the extent is was not received from the related mortgage loan group;

3.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-1 Certificates, the related Monthly Interest Distributable Amount;

4.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-2 Certificates, the related Monthly Interest Distributable Amount;

5.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-3 Certificates, the related Monthly Interest Distributable Amount;

6.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-4 Certificates, the related Monthly Interest Distributable Amount;

7.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-5 Certificates, the related Monthly Interest Distributable Amount;

8.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-6 Certificates, the related Monthly Interest Distributable Amount;

9.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-7 Certificates, the related Monthly Interest Distributable Amount;

10.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-8 Certificates, the related Monthly Interest Distributable Amount;

11.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-9 Certificates, the related Monthly Interest Distributable Amount; and

12.	for application as part of Net Monthly Excess Cashflow for such Distribution Date.

Principal Distributions
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(i)
On each Distribution Date (a) prior to the applicable Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the Principal Distribution Amount will be distributed in the following order of priority:

1.	first, from the related Principal Distribution Amount as follows:

a.	from the Principal Distribution Amount for group 1, to the Class 1A-1 Certificates until their Class Principal Balance is reduced to zero; and

b.
from the Principal Distribution Amount for group 2, concurrently and on a pro-rata basis to the Class 2A-1A, Class 2A-1B and Class 2A-1C Certificates, based on their respective Class Principal Balances, until their respective Class Principal Balances are reduced to zero;

2.	second, from the Principal Distribution Amount for both mortgage loan groups:

a.	first, to the holders of the Class B-1 Certificates, until the Class Principal Balance thereof has been reduced to zero;

b.	second, to the holders of the Class B-2 Certificates, until the Class Principal Balance thereof has been reduced to zero;

c.	third, to the holders of the Class B-3 Certificates, until the Class Principal Balance thereof has been reduced to zero;

d.	fourth, to the holders of the Class B-4 Certificates, until the Class Principal Balance thereof has been reduced to zero;

e.	fifth, to the holders of the Class B-5 Certificates, until the Class Principal Balance thereof has been reduced to zero;

f.	sixth, to the holders of the Class B-6 Certificates, until the Class Principal Balance thereof has been reduced to zero;

g.	seventh, to the holders of Class B-7 Certificates, until the Class Principal Balance thereof has been reduced to zero;

h.	eighth, to the holders of Class B-8 Certificates, until the Class Principal Balance thereof has been reduced to zero;

i.	ninth, to the holders of Class B-9 Certificates, until the Class Principal Balance thereof has been reduced to zero; and

j.	tenth, for application as part of Net Monthly Excess Cashflow for such Distribution Date.

(ii)
On each Distribution Date (a) on or after the applicable Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the Principal Distribution Amount will be distributed in the following amounts and order of priority:

1.
first, from the related Principal Distribution Amount such that each class of Senior Certificates will have at least 70.50% credit enhancement if the Stepdown Date is reached prior to the Distribution Date in May 2013 or 76.40% credit enhancement if the Stepdown Date is reached on or after the Distribution Date in May 2013, as follows:

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a.	from the Principal Distribution Amount for group 1, to the Class 1A-1 Certificates until their Class Principal Balance is reduced to zero; and

b.
from the Principal Distribution Amount for group 2, concurrently and on a pro-rata basis to the Class 2A-1A, Class 2A-1B and Class 2A-2C Certificates, based on their respective Class Principal Balances, until their respective Class Principal Balances are reduced to zero;

2.	second, from the Principal Distribution Amount for both mortgage loan groups:

a.	first, to the holders of the Class B-1 Certificates, the Class B-1 Principal Distribution Amount;

b.	second, to the holders of the Class B-2 Certificates, the Class B-2 Principal Distribution Amount;

c.	third, to the holders of the Class B-3 Certificates, the Class B-3 Principal Distribution Amount;

d.	fourth, to the holders of the Class B-4 Certificates, the Class B-4 Principal Distribution Amount;

e.	fifth, to the holders of the Class B-5 Certificates, the Class B-5 Principal Distribution Amount;

f.	sixth, to the holders of the Class B-6 Certificates, the Class B-6 Principal Distribution Amount;

g.	seventh, to the holders of the Class B-7 Certificates, the Class B-7 Principal Distribution Amount;

h.	eighth, to the holders of the Class B-8 Certificates, the Class B-8 Principal Distribution Amount;

i.	ninth, to the holders of the Class B-9 Certificates, the Class B-9 Principal Distribution Amount; and

j.	tenth, for application as part of Net Monthly Excess Cashflow for such Distribution Date.

Under certain limited circumstances such as when (i) the aggregate principal balance of any of the Senior Certificates related to each group and the related principal only component have been reduced to zero or (ii) the aggregate principal balance of any of the Senior Certificates related to each group are undercollateralized, principal and/or interest from such related mortgage loan Group in case (i) or principal and interest from the other mortgage loan Group in the case (ii) will be used to make payments on the unrelated Senior Certificates.

Net Monthly Excess Cash
Flow Distributions:	On any Distribution Date, the Net Monthly Excess Cash Flow will be applied as set forth in the following order of priority:

1.
as part of the Principal Distribution Amount, to pay to the holders of the Senior and Subordinate Certificates in reduction of their certificate principal balances, the principal portion of realized losses previously allocated to reduce the certificate principal balance of any Senior and Subordinate Certificates and remaining unreimbursed, but only to the extent of subsequent recoveries;

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2.
as part of the Principal Distribution Amount, to pay to the holders of the Senior and Subordinate Certificates in reduction of their certificate principal balances, the principal portion of realized losses incurred on the Mortgage Loans for the preceding calendar month;

3.	to pay the holders of the Senior and Subordinate Certificates as part of the Principal Distribution Amount, any overcollateralization increase amount;

4.
to pay the holders of Senior and Subordinate Certificates, the amount of any prepayment interest shortfalls allocated thereto for that Distribution Date, on a pro rata basis based on accrued certificate interest otherwise due thereon, to the extent not covered by the eligible servicing compensation on that Distribution Date;

5.
to pay to the holders of the Senior and Subordinate Certificates, any prepayment interest shortfalls remaining unpaid from prior Distribution Dates together with interest thereon, on a pro rata basis based on unpaid prepayment interest shortfalls previously allocated thereto;

6.
to pay to the holders of the Senior Certificates, on a pro rata basis, based on the amount of Basis Risk Shortfalls previously allocated thereto that remain unreimbursed, and then the Subordinate Certificates, in the order of payment priority, the amount of any Basis Risk Shortfalls, remaining unpaid as of that Distribution Date;

7.
to pay to the holders of the Senior and Subordinate Certificates, the amount of any Relief Act Shortfalls allocated thereto, on a pro rata basis based on Relief Act Shortfalls allocated thereto for that Distribution Date;

8.
to pay to the holders of the Senior Certificates, on a pro rata basis, based on the amount of realized losses previously allocated thereto that remain unreimbursed and then to the Subordinate Certificates, in the order of payment priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

9.	to the Final Maturity Reserve Fund, the Final Maturity Reserve Fund Addition, if any, for that Distribution Date; and

10.	to pay to the holders of the Class C Certificates and the Class R Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.

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Yield Maintenance
Agreement Account:	Funds deposited into Yield Maintenance Agreement Account on a Distribution Date will include the payments received from the Counterparty for such Distribution Date.

On each Distribution Date, following the distribution of Excess Cashflow, payments made pursuant to the Yield Maintenance Agreement shall be distributed from the Yield Maintenance Agreement Account as follows:

(i)
to the Senior Certificates and then to the Subordinate Certificates, sequentially, any remaining Allocated Realized Loss Amounts; an amount equal to any unpaid remaining Basis Risk Shortfalls with respect to the Senior and Subordinate Certificates to such Certificates first, pro rata, to the Senior Certificates based on the remaining Basis Risk Shortfalls and second, sequentially, to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8 and Class B-9 Certificates.

(ii)	to the Senior Certificates, any unpaid interest, pro rata, including any accrued unpaid interest from a prior Distribution Date;

(iii)	to the Subordinate Certificates, sequentially, any unpaid interest, including any accrued unpaid interest from prior Distribution Dates;

(iv)
to the Senior Certificates and the Subordinate Certificates, any principal in accordance with the principal payment provisions described above under “Principal Distribution” in an amount necessary to maintain the applicable Overcollateralization Target Amount.

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Yield Maintenance Agreement Schedule

Distribution Date	Balance ($)	Strike (%)	Ceiling (%)	Distribution Date	Balance ($)	Strike (%)	Ceiling (%)
12/19/2009	269,648,714.64	8.79383	8.99000	11/19/2013	31,487,001.01	3.71631	5.21631
1/19/2010	260,481,860.65	8.68925	8.99000	12/19/2013	29,930,036.62	3.72362	5.22362
2/19/2010	251,625,992.09	8.57960	8.99000	1/19/2014	28,449,886.95	3.72941	5.22941
3/19/2010	243,070,573.74	8.46676	8.99000	2/19/2014	27,042,559.05	3.73361	5.23361
4/19/2010	234,805,409.57	8.34834	8.99000	3/19/2014	25,704,376.17	3.73614	5.23614
5/19/2010	226,820,664.77	7.98045	8.99000	4/19/2014	24,432,239.92	3.73694	5.23694
6/19/2010	219,106,839.96	7.97352	8.99000	5/19/2014	23,222,915.20	3.73639	5.23639
7/19/2010	211,654,757.17	7.95929	8.99000	6/19/2014	22,073,412.49	3.73639	5.23639
8/19/2010	204,455,549.07	7.93662	8.99000	7/19/2014	20,980,774.26	3.73748	5.23748
9/19/2010	197,500,648.36	7.90536	8.99000	8/19/2014	19,942,189.35	3.73970	5.23970
10/19/2010	190,781,777.72	7.86535	8.99000	9/19/2014	18,954,985.12	3.74311	5.24311
11/19/2010	184,290,939.93	7.81742	8.99000	10/19/2014	18,016,618.87	3.49779	5.24779
12/19/2010	178,020,408.44	7.76041	8.99000	11/19/2014	17,124,665.87	3.50378	5.25378
1/19/2011	171,962,718.20	7.69433	8.99000	12/19/2014	16,276,753.17	3.51115	5.26115
2/19/2011	166,110,656.82	7.63531	8.99000	1/19/2015	15,470,715.37	3.51995	5.26995
3/19/2011	160,457,256.02	7.62151	8.99000	2/19/2015	14,704,363.76	3.53025	5.28025
4/19/2011	154,995,783.39	7.60426	8.99000	3/19/2015	13,975,690.41	3.54211	5.29211
5/19/2011	149,719,734.41	7.58635	8.99000	4/19/2015	13,283,027.87	3.55558	5.30558
6/19/2011	144,622,824.71	7.56810	8.99000	5/19/2015	12,624,603.78	3.57024	5.32024
7/19/2011	139,698,982.67	7.54907	8.99000	6/19/2015	11,998,790.56	3.58416	5.33416
8/19/2011	134,942,342.21	7.52922	8.99000	7/19/2015	11,403,973.89	3.59680	5.34680
9/19/2011	130,347,235.81	8.27099	8.99000	8/19/2015	10,838,619.13	3.60809	5.35809
10/19/2011	117,394,577.02	3.52214	5.02214	9/19/2015	10,301,267.37	3.61798	5.36798
11/19/2011	112,321,790.60	3.52803	5.02803	10/19/2015	9,790,530.76	3.62641	5.37641
12/19/2011	107,149,293.23	3.53323	5.03323	11/19/2015	9,305,085.91	3.63331	5.38331
1/19/2012	101,791,501.81	3.53768	5.03768	12/19/2015	8,843,637.44	3.63862	5.38862
2/19/2012	96,023,673.16	3.54133	5.04133	1/19/2016	8,405,005.04	3.64228	5.39228
3/19/2012	89,971,592.88	3.54412	5.04412	2/19/2016	7,987,996.35	3.64424	5.39424
4/19/2012	84,251,425.85	3.54600	5.04600	3/19/2016	7,591,517.14	3.64443	5.39443
5/19/2012	79,166,771.96	3.54724	5.04724	4/19/2016	7,214,652.36	3.64278	5.39278
6/19/2012	74,770,060.19	3.54903	5.04903	5/19/2016	6,856,438.40	3.63974	5.38974
7/19/2012	70,897,493.20	3.55176	5.05176	6/19/2016	6,515,985.86	3.63723	5.38723
8/19/2012	67,346,980.23	3.55549	5.05549	7/19/2016	6,192,414.38	3.63579	5.38579
9/19/2012	64,017,259.68	3.56028	5.06028	8/19/2016	5,884,886.36	3.63547	5.38547
10/19/2012	60,855,567.80	3.56621	5.06621	9/19/2016	5,592,607.10	3.63630	5.38630
11/19/2012	57,849,882.33	3.57335	5.07335	10/19/2016	5,314,820.46	3.63834	5.38834
12/19/2012	54,992,368.70	3.58176	5.08176	11/19/2016	5,050,805.31	3.64164	5.39164
1/19/2013	52,275,743.56	3.59151	5.09151	12/19/2016	4,799,858.08	3.64623	5.39623
2/19/2013	49,692,806.18	3.60267	5.10267	1/19/2017	4,561,276.78	3.65218	5.40218
3/19/2013	47,236,844.78	3.61531	5.11531	2/19/2017	4,334,443.94	3.65952	5.40952
4/19/2013	44,902,017.06	3.62950	5.12950	3/19/2017	4,118,809.08	3.66831	5.41831
5/19/2013	42,682,372.50	3.64487	5.14487	4/19/2017	3,913,852.76	3.67858	5.42858
6/19/2013	40,572,390.03	3.65968	5.15968	5/19/2017	N/A	N/A	N/A
7/19/2013	38,566,657.50	3.67343	5.17343
8/19/2013	36,660,028.72	3.68605	5.18605
9/19/2013	34,847,610.44	3.69745	5.19745
10/19/2013	33,124,747.26	3.70756	5.20756

19

Final Maturity Reserve Fund Schedule

Period	Aggregate Principal Balance ($)	Period	Aggregate Principal Balance ($)	Period	Aggregate Principal Balance ($)	Period	Aggregate Principal Balance ($)
121	61,786,165.83	181	24,633,864.15	241	9,533,622.76	301	3,497,167.64
122	60,856,717.90	182	24,254,177.82	242	9,380,580.57	302	3,436,825.96
123	59,940,962.64	183	23,880,150.42	243	9,229,862.01	303	3,377,428.64
124	59,038,700.40	184	23,511,698.94	244	9,081,432.68	304	3,318,961.52
125	58,149,734.41	185	23,148,741.62	245	8,935,258.71	305	3,261,410.63
126	57,273,870.79	186	22,791,197.84	246	8,791,306.71	306	3,204,762.21
127	56,410,918.44	187	22,438,988.21	247	8,649,543.77	307	3,149,002.69
128	55,560,689.05	188	22,092,034.44	248	8,509,937.48	308	3,094,118.73
129	54,722,997.04	189	21,750,259.42	249	8,372,455.90	309	3,040,097.15
130	53,897,659.52	190	21,413,587.14	250	8,237,067.54	310	2,986,924.99
131	53,084,496.25	191	21,081,942.71	251	8,103,741.39	311	2,934,589.47
132	52,283,329.60	192	20,755,252.31	252	7,972,446.89	312	2,883,078.00
133	51,493,984.54	193	20,433,443.21	253	7,843,153.91	313	2,832,378.19
134	50,716,288.56	194	20,116,443.74	254	7,715,832.79	314	2,782,477.80
135	49,950,071.65	195	19,804,183.27	255	7,590,454.27	315	2,733,364.79
136	49,195,166.29	196	19,496,592.20	256	7,466,989.55	316	2,685,027.32
137	48,451,407.37	197	19,193,601.92	257	7,345,410.23	317	2,637,453.68
138	47,718,632.18	198	18,895,144.87	258	7,225,688.34	318	2,590,632.35
139	46,996,680.37	199	18,601,154.41	259	7,107,796.30	319	2,544,552.01
140	46,285,393.93	200	18,311,564.93	260	6,991,706.95	320	2,499,201.45
141	45,584,617.14	201	18,026,311.74	261	6,877,393.52	321	2,454,569.68
142	44,894,196.52	202	17,745,331.09	262	6,764,829.64	322	2,410,645.84
143	44,213,980.84	203	17,468,560.19	263	6,653,989.33	323	2,367,419.24
144	43,543,821.05	204	17,195,937.12	264	6,544,846.96	324	2,324,879.34
145	42,883,570.29	205	16,927,400.91	265	6,437,377.31	325	2,283,015.77
146	42,233,083.80	206	16,662,891.43	266	6,331,555.52	326	2,241,818.30
147	41,592,218.94	207	16,402,349.47	267	6,227,357.07	327	2,201,276.86
148	40,960,835.14	208	16,145,716.65	268	6,124,757.84	328	2,161,381.53
149	40,338,793.86	209	15,892,935.46	269	6,023,734.04	329	2,122,122.52
150	39,725,958.58	210	15,643,949.22	270	5,924,262.21	330	2,083,490.20
151	39,122,194.76	211	15,398,702.07	271	5,826,319.28	331	2,045,475.09
152	38,527,369.83	212	15,157,138.98	272	5,729,882.49	332	2,008,067.82
153	37,941,353.11	213	14,919,205.71	273	5,634,929.40	333	1,971,259.19
154	37,364,015.86	214	14,684,848.81	274	5,541,437.93	334	1,935,040.13
155	36,795,231.17	215	14,454,015.63	275	5,449,386.30	335	1,899,401.67
156	36,234,874.00	216	14,226,654.25	276	5,358,753.06	336	1,864,335.03
157	35,682,821.12	217	14,002,713.53	277	5,269,517.08	337	1,829,831.52
158	35,138,951.08	218	13,782,143.08	278	5,181,657.53	338	1,795,882.58
159	34,603,144.21	219	13,564,893.24	279	5,095,153.88	339	1,762,479.79
160	34,075,282.57	220	13,350,915.07	280	5,009,985.92	340	1,729,614.85
161	33,555,249.93	221	13,140,160.34	281	4,926,133.72	341	1,697,279.59
162	33,042,931.75	222	12,932,581.53	282	4,843,577.64	342	1,665,465.95
163	32,538,215.17	223	12,728,131.82	283	4,762,298.36	343	1,634,165.99
164	32,040,988.94	224	12,526,765.06	284	4,682,276.79	344	1,603,371.89
165	31,551,143.45	225	12,328,435.78	285	4,603,494.18	345	1,573,075.94
166	31,068,570.69	226	12,133,099.17	286	4,525,932.00	346	1,543,270.57
167	30,593,164.18	227	11,940,711.07	287	4,449,572.04	347	1,513,948.29
168	30,124,819.03	228	11,751,227.99	288	4,374,396.31	348	1,485,101.74
169	29,663,431.86	229	11,564,607.03	289	4,300,387.13	349	1,456,723.65
170	29,208,900.79	230	11,380,805.96	290	4,227,527.04	350	1,428,806.89
171	28,761,125.41	231	11,199,783.13	291	4,155,798.88	351	1,401,344.41
172	28,320,006.79	232	11,021,497.53	292	4,085,185.69	352	1,374,329.26
173	27,885,447.43	233	10,845,908.73	293	4,015,670.80	353	1,347,754.62
174	27,457,351.24	234	10,672,976.89	294	3,947,237.77	354	1,321,613.75
175	27,035,623.54	235	10,502,662.76	295	3,879,870.41	355	1,295,900.01
176	26,620,171.02	236	10,334,927.65	296	3,813,552.75	356	1,270,606.88
177	26,210,901.73	237	10,169,733.45	297	3,748,269.06	357	1,245,727.90
178	25,807,725.04	238	10,007,042.61	298	3,684,003.86	358	1,221,256.75
179	25,410,551.67	239	9,846,818.10	299	3,620,741.88	359	1,197,187.16
180	25,019,293.61	240	9,689,023.46	300	3,558,468.08	360	1,173,512.99
20

Total Collateral - All Mortgage Loans
(includes prefunding)
As of the related Cut-Off Date

		Minimum	Maximum
Scheduled Principal Balance	$803,664,128	$50,795	$1,503,757
Average Scheduled Principal Balance	$359,099
Number of Mortgage Loans	2,238

Weighted Average Gross Coupon	8.338%	1.000%	9.604%
Weighted Average FICO Score	713	620	816
Weighted Average Original LTV	77.90%	16.13%	95.00%
Weighted Average Total LTV (Including Silent 2nd)	82.27%	16.13%	100.00%

Weighted Average Original Term	408 months	360 months	480 months
Weighted Average Stated Remaining Term	404 months	341 months	478 months
Weighted Average Seasoning	4 months	2 months	19 months

Weighted Average Gross Margin	3.390%	1.900%	4.590%
Weighted Average Minimum Interest Rate	3.357%	1.250%	8.375%
Weighted Average Maximum Interest Rate	10.534%	9.950%	19.900%
Weighted Average Periodic Rate Cap	None	None	None
Weighted Average Periodic Pymt Cap	7.5%	7.5%	7.5%
Weighted Average Negative Amortization Limit	114	110	125
Weighted Average Months to Roll	1 month	1 month	1 month

Maturity Date		Sep 1, 2035	Mar 1, 2047
Maximum Zip Code Concentration	0.62%	94112

ARM	98.64%	First Lien	100.00%
Fixed Rate	1.36%
		Cash Out Refinance	44.34%
Negam COFI	0.08%	Purchase	27.23%
Negam Fixed IO Yrs 5-10	1.36%	Rate/Term Refinance	28.43%
Negam LIBOR	1.29%
Negam MTA	95.98%	Condominium	10.01%
Negam MTA 2 Yr Fixed Pay	1.29%	Planned Unit Development	20.72%
		Single Family	63.37%
Interest Only	1.36%	Townhouse	0.24%
Not Interest Only	98.64%	Two-to-Four Family	5.66%

Not a Hybrid	100.00%	Investor	17.69%
		Primary	75.83%
Prepay Penalty: N/A	14.74%	Second Home	6.48%
Prepay Penalty: 6 months	0.64%
Prepay Penalty: 12 months	15.47%	Top 5 States:
Prepay Penalty: 24 months	1.67%	California	54.81%
Prepay Penalty: 36 months	67.44%	Florida	16.52%
Prepay Penalty: 42 months	0.05%	Arizona	5.49%
		Virginia	4.18%
		Illinois	3.55%
21

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
50,000.01 - 100,000.00	42	3,476,111.43	0.43%	8.478	393	74.26	721
100,000.01 - 150,000.00	128	16,672,449.86	2.07%	8.486	389	78.21	721
150,000.01 - 200,000.00	296	52,121,801.00	6.49%	8.393	394	78.86	715
200,000.01 - 250,000.00	298	67,617,780.28	8.41%	8.466	395	79.66	711
250,000.01 - 300,000.00	232	63,751,196.77	7.93%	8.446	400	80.05	712
300,000.01 - 350,000.00	268	86,655,656.22	10.78%	8.382	397	78.41	712
350,000.01 - 400,000.00	203	76,138,495.41	9.47%	8.338	408	79.43	711
400,000.01 - 450,000.00	160	67,850,372.32	8.44%	8.339	409	78.48	712
450,000.01 - 500,000.00	176	84,060,504.06	10.46%	8.427	403	77.73	710
500,000.01 - 550,000.00	131	68,818,522.76	8.56%	8.314	401	77.94	715
550,000.01 - 600,000.00	87	50,055,692.51	6.23%	8.314	414	78.12	714
600,000.01 - 650,000.00	76	47,649,583.61	5.93%	8.196	411	77.99	719
650,000.01 - 700,000.00	43	28,676,901.84	3.57%	8.307	406	75.51	718
700,000.01 - 750,000.00	21	15,149,636.52	1.89%	8.439	419	75.05	714
750,000.01 - 800,000.00	14	10,797,485.65	1.34%	8.209	390	75.73	708
800,000.01 - 850,000.00	10	8,229,046.38	1.02%	7.621	415	76.26	728
850,000.01 - 900,000.00	9	7,852,852.90	0.98%	8.262	424	74.56	701
900,000.01 - 950,000.00	7	6,536,893.76	0.81%	8.349	457	76.45	702
950,000.01 - 1,000,000.00	15	14,781,741.36	1.84%	7.696	404	71.98	693
1,000,000.01 - 1,050,000.00	9	9,134,877.85	1.14%	8.430	409	68.68	718
1,050,000.01 - 1,100,000.00	1	1,088,000.00	0.14%	8.802	358	80.00	771
1,100,000.01 - 1,150,000.00	1	1,122,422.79	0.14%	8.414	356	75.00	777
1,150,000.01 - 1,200,000.00	1	1,198,223.46	0.15%	8.064	477	75.00	727
1,200,000.01 - 1,250,000.00	1	1,226,390.77	0.15%	8.514	356	70.00	735
1,250,000.01 - 1,300,000.00	1	1,274,250.00	0.16%	1.750	478	75.00	703
1,350,000.01 - 1,400,000.00	1	1,400,000.00	0.17%	8.526	358	76.09	744
1,400,000.01 - 1,450,000.00	1	1,440,100.62	0.18%	8.289	356	70.00	673
1,450,000.01 - 1,500,000.00	5	7,383,380.30	0.92%	8.421	428	64.77	704
1,500,000.01 - 1,550,000.00	1	1,503,757.07	0.19%	8.339	475	65.22	731
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.000 - 1.499	3	1,584,000.00	0.20%	1.092	387	76.26	655
1.500 - 1.999	6	3,851,300.00	0.48%	1.637	398	78.12	720
6.000 - 6.499	1	612,818.50	0.08%	6.250	355	74.42	776
6.500 - 6.999	16	7,350,382.09	0.91%	6.729	356	68.51	729
7.000 - 7.499	32	12,027,806.52	1.50%	7.272	400	74.14	719
7.500 - 7.999	350	127,604,169.36	15.88%	7.823	387	77.80	716
8.000 - 8.499	893	334,765,849.76	41.65%	8.271	407	78.21	713
8.500 - 8.999	693	240,329,940.63	29.90%	8.698	401	77.49	711
9.000 - 9.499	229	69,583,295.41	8.66%	9.168	430	79.67	710
9.500 - 9.999	15	5,954,565.23	0.74%	9.526	422	78.18	711
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

22

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
600-624	24	9,544,214.65	1.19%	7.836	381	76.97	621
625-649	143	50,275,632.19	6.26%	8.453	393	78.27	640
650-674	273	100,411,372.30	12.49%	8.452	408	78.46	664
675-699	422	150,124,823.30	18.68%	8.301	405	78.42	687
700-724	459	170,792,066.22	21.25%	8.356	410	78.36	711
725-749	325	126,793,184.42	15.78%	8.267	403	77.26	737
750-774	278	95,989,181.09	11.94%	8.412	403	78.46	762
775-799	186	63,402,241.18	7.89%	8.306	404	75.57	785
800+	46	15,602,118.43	1.94%	8.174	403	76.63	806
None	82	20,729,293.72	2.58%	8.179	365	76.52	0
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	54	17,514,655.69	2.18%	8.307	414	42.29	724
50.00- 54.99	28	8,197,979.04	1.02%	8.290	387	52.05	717
55.00- 59.99	30	10,385,846.53	1.29%	8.493	405	57.33	730
60.00- 64.99	47	19,139,675.63	2.38%	8.243	386	62.41	735
65.00- 69.99	87	33,619,047.74	4.18%	8.368	414	67.55	719
70.00- 74.99	170	70,649,577.09	8.79%	8.180	399	72.46	707
75.00- 79.99	381	152,762,815.20	19.01%	8.363	396	77.27	712
80.00	1,017	376,076,934.38	46.80%	8.323	404	80.00	712
80.01- 84.99	24	7,635,538.75	0.95%	8.470	420	83.41	705
85.00- 89.99	136	36,743,498.07	4.57%	8.476	409	88.38	716
90.00- 94.99	214	56,531,386.34	7.03%	8.466	412	90.45	710
95.00- 99.99	50	14,407,173.04	1.79%	8.336	434	95.00	720
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

LTV Over 80	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
LTV <= 80	1,814	688,346,531.30	85.65%	8.319	402	75.89	713
LTV > 80 GEMICO	4	1,104,982.51	0.14%	8.033	409	90.00	713
LTV > 80 Genworth	8	2,341,518.17	0.29%	8.391	409	90.16	708
LTV > 80 MGIC	41	11,989,018.01	1.49%	8.125	421	89.53	712
LTV > 80 No MI	2	597,109.00	0.07%	8.394	357	84.32	649
LTV > 80 PMI	96	25,743,387.62	3.20%	8.543	420	89.30	718
LTV > 80 Radian	7	2,138,522.93	0.27%	8.597	396	89.12	677
LTV > 80 Republic	31	9,207,170.02	1.15%	8.417	425	89.56	718
LTV > 80 Triad Guaranty	19	4,783,148.53	0.60%	8.563	426	91.43	725
LTV > 80 United Guaranty	180	46,572,649.97	5.80%	8.589	423	90.38	715
LTV > 80 Unknown	36	10,840,089.44	1.35%	8.033	354	89.60	696
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

23

Total LTV (including silent 2nd)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	52	16,829,429.59	2.09%	8.334	414	42.48	723
50.00- 54.99	27	7,862,570.80	0.98%	8.322	388	52.01	717
55.00- 59.99	30	9,235,530.12	1.15%	8.399	411	56.35	728
60.00- 64.99	47	18,815,732.03	2.34%	8.227	382	62.21	733
65.00- 69.99	75	27,032,281.47	3.36%	8.337	413	67.83	716
70.00- 74.99	145	56,720,046.46	7.06%	8.184	401	72.13	708
75.00- 79.99	289	109,269,420.93	13.60%	8.336	398	77.05	713
80.00	535	181,225,168.64	22.55%	8.316	404	79.79	712
80.01- 84.99	47	20,847,708.40	2.59%	8.361	417	78.17	704
85.00- 89.99	266	98,464,552.82	12.25%	8.351	412	81.88	712
90.00- 94.99	470	161,707,432.52	20.12%	8.442	404	83.16	703
95.00- 99.99	137	50,153,459.37	6.24%	8.409	415	84.04	727
100.00	118	45,500,794.35	5.66%	8.174	387	79.81	730
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
360	1,403	482,904,887.81	60.09%	8.279	356	77.58	712
480	835	320,759,239.69	39.91%	8.427	476	78.38	714
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
301-360	1,403	482,904,887.81	60.09%	8.279	356	77.58	712
361+	835	320,759,239.69	39.91%	8.427	476	78.38	714
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Negam COFI	1	606,567.49	0.08%	8.317	354	80.00	744
Negam Fixed IO Yrs 5-10	25	10,915,408.60	1.36%	6.961	355	70.27	739
Negam LIBOR	26	10,377,720.25	1.29%	8.039	402	77.50	739
Negam MTA	2,164	771,391,841.35	95.98%	8.354	404	78.02	712
Negam MTA 2 Yr Fixed Pay	22	10,372,589.81	1.29%	8.888	407	77.42	708
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

24

Index	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1 MO LIBOR	26	10,377,720.25	1.29%	8.039	402	77.50	739
COFI	1	606,567.49	0.08%	8.317	354	80.00	744
Fixed Rate	25	10,915,408.60	1.36%	6.961	355	70.27	739
MTA	2,186	781,764,431.16	97.28%	8.361	404	78.01	712
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713
Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Prepay Penalty: N/A	291	118,478,873.31	14.74%	8.197	382	75.28	727
Prepay Penalty: 6 months	9	5,109,221.99	0.64%	9.010	399	75.52	716
Prepay Penalty: 12 months	305	124,308,058.48	15.47%	8.323	411	78.65	710
Prepay Penalty: 24 months	25	13,412,110.06	1.67%	8.621	423	77.43	721
Prepay Penalty: 36 months	1,606	541,963,505.69	67.44%	8.359	406	78.33	710
Prepay Penalty: 42 months	2	392,357.97	0.05%	8.145	355	80.00	717
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alternative Documentation	2	706,563.94	0.09%	7.847	476	82.20	759
Full Documentation	152	48,841,766.22	6.08%	8.201	392	77.43	718
NINA	56	22,915,072.52	2.85%	8.343	436	74.53	724
NISA	2	1,105,359.57	0.14%	8.549	357	80.00	711
NIVA *	855	340,743,689.72	42.40%	8.395	395	78.57	707
No Documentation	178	48,625,388.21	6.05%	8.740	415	73.35	721
Reduced Documentation	5	1,351,091.67	0.17%	8.339	416	81.77	708
SISA	303	89,208,572.34	11.10%	8.333	418	78.42	713
SIVA	685	250,166,623.31	31.13%	8.211	407	78.04	718
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

*NIVA includes the "No Ratio" documentation type

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	969	356,327,848.86	44.34%	8.352	410	75.94	708
Purchase	648	218,867,429.29	27.23%	8.281	393	81.69	725
Rate/Term Refinance	621	228,468,849.35	28.43%	8.371	404	77.32	711
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

25

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Condominium	287	80,420,035.77	10.01%	8.350	398	80.29	719
Planned Unit Development	464	166,525,313.32	20.72%	8.450	411	79.50	713
Single Family	1,359	509,309,846.00	63.37%	8.287	403	77.23	713
Townhouse	6	1,932,493.33	0.24%	8.719	377	79.76	658
Two-to-Four Family	122	45,476,439.08	5.66%	8.462	393	75.25	708
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Investor	516	142,132,865.48	17.69%	8.524	393	78.65	720
Primary	1,539	609,425,465.76	75.83%	8.302	407	77.53	711
Second Home	183	52,105,796.26	6.48%	8.251	391	80.18	715
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

26

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Arizona	152	44,153,013.80	5.49%	8.470	405	81.72	719
California	968	440,477,616.60	54.81%	8.240	408	76.29	714
Colorado	23	5,935,541.50	0.74%	8.399	409	81.34	730
Connecticut	15	3,219,465.19	0.40%	8.311	393	79.06	721
Delaware	2	492,591.03	0.06%	8.444	476	75.54	752
District of Columbia	4	1,333,298.22	0.17%	8.693	356	73.71	696
Florida	496	132,760,904.39	16.52%	8.388	398	81.19	713
Georgia	21	6,149,736.08	0.77%	8.200	365	79.87	705
Hawaii	5	2,352,363.51	0.29%	8.024	380	75.97	715
Idaho	5	1,815,689.89	0.23%	8.667	394	71.70	750
Illinois	106	28,556,920.19	3.55%	8.606	413	75.32	717
Indiana	3	354,201.92	0.04%	8.523	355	86.00	780
Kansas	3	913,629.33	0.11%	8.074	356	89.08	688
Kentucky	2	196,150.00	0.02%	7.935	431	89.72	684
Maryland	58	19,042,514.87	2.37%	8.499	400	80.74	699
Massachusetts	10	3,158,752.97	0.39%	8.843	393	80.24	724
Michigan	9	1,710,665.25	0.21%	8.141	397	75.35	715
Minnesota	16	4,041,301.60	0.50%	8.560	390	82.80	748
Missouri	1	163,000.00	0.02%	7.789	478	84.02	685
Nevada	69	20,648,492.07	2.57%	8.527	401	78.94	695
New Hampshire	2	473,082.93	0.06%	8.746	355	81.21	772
New Jersey	15	5,761,618.14	0.72%	8.507	366	77.69	702
New Mexico	1	199,000.41	0.02%	9.104	355	90.00	739
New York	26	13,525,257.75	1.68%	8.554	397	74.49	696
North Carolina	4	890,492.32	0.11%	8.533	355	80.02	700
Ohio	9	1,422,015.55	0.18%	8.113	369	78.50	748
Oregon	17	4,455,958.87	0.55%	8.184	398	77.74	732
Pennsylvania	12	2,420,137.04	0.30%	8.569	384	82.69	717
Rhode Island	4	814,282.87	0.10%	8.733	356	77.04	700
South Carolina	4	1,226,910.28	0.15%	8.550	380	86.83	723
Tennessee	14	3,411,709.23	0.42%	8.505	400	80.25	731
Texas	1	148,193.14	0.02%	8.589	356	80.00	743
Utah	9	1,932,396.72	0.24%	8.334	386	77.66	743
Virginia	94	33,596,983.37	4.18%	8.623	407	79.53	691
Washington	43	12,825,640.48	1.60%	8.339	394	78.41	727
West Virginia	2	351,653.11	0.04%	8.775	355	75.45	656
Wisconsin	13	2,732,946.88	0.34%	8.188	357	78.08	700
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

27

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.500 - 1.999	1	768,236.04	0.10%	6.914	355	70.00	673
2.000 - 2.499	41	15,146,699.24	1.91%	7.375	404	76.22	720
2.500 - 2.999	359	127,839,519.92	16.13%	7.847	387	77.78	716
3.000 - 3.499	915	342,711,380.04	43.23%	8.266	408	78.32	713
3.500 - 3.999	715	248,099,773.92	31.30%	8.619	405	77.46	713
4.000 - 4.499	168	52,628,544.51	6.64%	9.136	419	79.66	703
4.500 - 4.999	14	5,554,565.23	0.70%	9.528	427	78.05	711
Total	2,213	792,748,718.90	100.00%	8.357	404	78.00	713

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.000 - 1.499	4	998,897.00	0.13%	8.152	358	74.45	722
1.500 - 1.999	12	5,666,418.64	0.71%	7.741	386	74.43	705
2.000 - 2.499	82	41,803,044.91	5.27%	8.188	392	69.45	748
2.500 - 2.999	349	123,468,918.60	15.57%	7.861	386	77.69	715
3.000 - 3.499	892	332,727,709.60	41.97%	8.262	409	78.61	711
3.500 - 3.999	677	224,797,015.28	28.36%	8.616	407	78.42	709
4.000 - 4.499	168	52,330,844.51	6.60%	9.125	420	80.09	703
4.500 - 4.999	14	5,554,565.23	0.70%	9.528	427	78.05	711
7.500 - 7.999	8	2,247,855.80	0.28%	7.703	375	78.77	727
8.000 - 8.499	7	3,153,449.33	0.40%	8.369	431	82.04	712
Total	2,213	792,748,718.90	100.00%	8.357	404	78.00	713

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
9.500 - 9.999	1,021	402,991,045.35	50.83%	8.171	393	77.03	715
10.000 -10.499	28	13,226,196.78	1.67%	8.411	426	77.77	715
10.500 -10.999	931	278,096,493.66	35.08%	8.584	417	79.82	712
11.000 -11.499	46	22,775,089.12	2.87%	8.180	443	76.06	738
11.500 -11.999	160	63,585,798.70	8.02%	8.612	395	77.93	689
12.000 -12.499	25	11,154,395.78	1.41%	8.216	439	72.68	710
12.500 -12.999	1	285,837.46	0.04%	9.064	476	47.11	717
13.000+	1	633,862.05	0.08%	8.521	474	90.00	714
Total	2,213	792,748,718.90	100.00%	8.357	404	78.00	713

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
None	2,213	792,748,718.90	100.00%	8.357	404	78.00	713
Total	2,213	792,748,718.90	100.00%	8.357	404	78.00	713

28

Periodic Pymt Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
7.500	2,238	803,664,127.50	100.00%	8.338	404	77.90	713
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Negative Amortization Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Neg Amort Limit: 110-114.9	496	206,456,004.96	25.69%	8.114	391	77.66	717
Neg Amort Limit: 115-119.9	1,728	591,829,205.39	73.64%	8.416	408	78.01	711
Neg Amort Limit: 120-124.9	1	143,823.66	0.02%	7.839	474	33.65	731
Neg Amort Limit: 125	13	5,235,093.49	0.65%	8.343	473	75.26	733
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
05/01/07	1,187	489,176,580.76	61.71%	8.340	399	76.88	713
06/01/07	1,026	303,572,138.14	38.29%	8.385	414	79.82	713
Total	2,213	792,748,718.90	100.00%	8.357	404	78.00	713

29

Next Payment Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
05/01/07	2	442,384.18	0.06%	8.478	412	66.16	672
06/01/07	13	5,197,968.86	0.65%	8.246	433	74.51	690
07/01/07	11	4,373,488.94	0.54%	8.069	404	74.50	736
08/01/07	11	3,480,895.93	0.43%	8.291	388	79.87	746
09/01/07	36	13,390,835.94	1.67%	8.096	393	76.77	711
10/01/07	77	32,412,232.21	4.03%	8.195	409	78.81	731
11/01/07	94	39,408,233.48	4.90%	8.200	409	77.76	722
12/01/07	259	101,722,509.44	12.66%	8.175	397	77.47	710
01/01/08	535	188,288,957.32	23.43%	8.383	404	78.55	710
02/01/08	342	133,096,793.45	16.56%	8.560	401	77.55	704
03/01/08	588	192,888,529.57	24.00%	8.500	406	77.44	716
04/01/08	211	64,666,556.69	8.05%	7.909	417	80.66	715
05/01/08	12	3,006,743.08	0.37%	8.187	356	73.65	0
01/01/09	4	2,044,854.37	0.25%	8.536	374	71.05	730
02/01/09	18	8,327,735.44	1.04%	8.974	416	78.98	703
08/01/11	1	592,231.04	0.07%	7.500	351	80.00	704
10/01/11	1	527,120.42	0.07%	8.500	353	80.00	789
11/01/11	2	918,819.01	0.11%	6.752	354	74.79	774
12/01/11	6	3,080,633.62	0.38%	6.846	355	74.39	739
01/01/12	8	3,123,655.76	0.39%	6.983	356	60.17	733
02/01/12	4	1,665,948.75	0.21%	6.731	357	74.69	720
03/01/12	3	1,007,000.00	0.13%	6.695	358	66.72	754
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Months to Next Rate Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	2,213	792,748,718.90	100.00%	8.357	404	78.00	713
Total	2,213	792,748,718.90	100.00%	8.357	404	78.00	713

30

Months to Next Payment Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	2	442,384.18	0.06%	8.478	412	66.16	672
2	14	5,512,857.75	0.69%	8.248	429	74.82	692
3	12	4,582,777.91	0.57%	8.058	401	74.75	735
4	20	7,080,441.28	0.88%	8.208	405	80.78	730
5	44	17,236,829.48	2.14%	8.135	422	77.13	714
6	60	25,116,059.73	3.13%	8.193	390	78.61	734
7	96	39,978,147.40	4.97%	8.209	408	77.81	722
8	518	176,522,527.34	21.96%	8.355	404	78.39	711
9	321	123,765,659.00	15.40%	8.258	398	77.98	709
10	747	255,898,211.01	31.84%	8.538	407	78.45	707
11	343	122,397,570.94	15.23%	8.178	405	76.90	721
12	14	3,842,663.07	0.48%	8.212	380	74.79	741
21	4	2,044,854.37	0.25%	8.536	374	71.05	730
22	18	8,327,735.44	1.04%	8.974	416	78.98	703
52	1	592,231.04	0.07%	7.500	351	80.00	704
54	1	527,120.42	0.07%	8.500	353	80.00	789
55	2	918,819.01	0.11%	6.752	354	74.79	774
56	6	3,080,633.62	0.38%	6.846	355	74.39	739
57	8	3,123,655.76	0.39%	6.983	356	60.17	733
58	4	1,665,948.75	0.21%	6.731	357	74.69	720
59	3	1,007,000.00	0.13%	6.695	358	66.72	754
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

31

Interest Only Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	2,213	792,748,718.90	98.64%	8.357	404	78.00	713
60	25	10,915,408.60	1.36%	6.961	355	70.27	739
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Months in Teaser	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	2,163	764,413,561.33	96.43%	8.354	405	78.45	711
1	50	28,335,157.57	3.57%	8.449	375	65.93	752
Total	2,213	792,748,718.90	100.00%	8.357	404	78.00	713

Initial Rate Period	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	2,139	753,959,142.49	95.11%	8.349	406	78.49	711
3	74	38,789,576.41	4.89%	8.517	372	68.49	746
Total	2,213	792,748,718.90	100.00%	8.357	404	78.00	713

Subseq Rate Adj Freq	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	2,213	792,748,718.90	100.00%	8.357	404	78.00	713
Total	2,213	792,748,718.90	100.00%	8.357	404	78.00	713

32

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	64	15,924,120.15	1.98%	8.282	371	75.88	723
20.01 -25.00	79	22,077,263.51	2.75%	8.264	390	76.59	711
25.01 -30.00	154	45,674,016.29	5.68%	8.179	390	77.87	727
30.01 -35.00	299	103,246,239.64	12.85%	8.058	391	77.94	713
35.01 -40.00	651	251,902,737.97	31.34%	8.232	399	78.11	714
40.01 -45.00	249	94,479,466.67	11.76%	8.193	418	78.91	713
45.01 -50.00	73	26,927,078.65	3.35%	8.337	398	76.40	728
50.01 -55.00	8	3,851,541.22	0.48%	8.161	406	77.93	721
55.01 -60.00	2	677,201.41	0.08%	9.004	422	80.00	695
None	659	238,904,461.99	29.73%	8.670	415	77.68	706
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Delinquency Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Current	2,235	801,436,444.31	99.72%	8.338	404	77.91	713
Delq: 30 Days	3	2,227,683.19	0.28%	8.498	474	72.10	692
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Times 30 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	2,233	801,079,346.82	99.68%	8.338	404	77.91	713
1	3	2,198,942.34	0.27%	8.431	454	72.22	665
4	1	164,201.24	0.02%	8.554	470	87.57	749
5	1	221,637.10	0.03%	7.964	343	70.13	624
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Times 60 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	2,236	803,278,289.16	99.95%	8.338	404	77.90	713
2	1	164,201.24	0.02%	8.554	470	87.57	749
4	1	221,637.10	0.03%	7.964	343	70.13	624
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Times 90 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	2,237	803,442,490.40	99.97%	8.338	404	77.90	713
3	1	221,637.10	0.03%	7.964	343	70.13	624
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

33

Group 1 - Mortgage Loans
(includes prefunding)
As of the related Cut-Off Date

		Minimum	Maximum
Scheduled Principal Balance	$315,772,525	$50,795	$770,833
Average Scheduled Principal Balance	$258,195
Number of Mortgage Loans	1,223

Weighted Average Gross Coupon	8.466%	1.250%	9.604%
Weighted Average FICO Score	710	620	816
Weighted Average Original LTV	78.17%	16.13%	95.00%
Weighted Average Total LTV (Including Silent 2nd)	80.70%	16.13%	100.00%

Weighted Average Original Term	407 months	360 months	480 months
Weighted Average Stated Remaining Term	403 months	350 months	478 months
Weighted Average Seasoning	4 months	2 months	13 months

Weighted Average Gross Margin	3.475%	2.125%	4.590%
Weighted Average Minimum Interest Rate	3.488%	1.250%	8.375%
Weighted Average Maximum Interest Rate	10.654%	9.950%	12.500%
Weighted Average Periodic Rate Cap	None	None	None
Weighted Average Periodic Pymt Cap	7.5%	7.5%	7.5%
Weighted Average Negative Amortization Limit	114	110	125
Weighted Average Months to Roll	1 month	1 month	1 month

Maturity Date		Jun 1, 2036	Mar 1, 2047
Maximum Zip Code Concentration	0.98%	94509

ARM	100.00%	Cash Out Refinance	53.34%
		Purchase	13.33%
Negam LIBOR	1.31%	Rate/Term Refinance	33.33%
Negam MTA	98.69%
		Condominium	11.90%
Not Interest Only	100.00%	Planned Unit Development	20.00%
		Single Family	57.70%
Not a Hybrid	100.00%	Townhouse	0.38%
		Two-to-Four Family	10.02%
Prepay Penalty: N/A	9.36%
Prepay Penalty: 6 months	0.11%	Investor	30.29%
Prepay Penalty: 12 months	11.81%	Primary	64.58%
Prepay Penalty: 24 months	0.30%	Second Home	5.13%
Prepay Penalty: 36 months	78.43%
		Top 5 States:
First Lien	100.00%	California	35.25%
		Florida	19.81%
		Arizona	9.48%
		Illinois	6.04%
		Virginia	5.41%

34

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
50,000.01 - 100,000.00	40	3,281,095.77	1.04%	8.521	395	75.27	720
100,000.01 - 150,000.00	109	14,119,763.76	4.47%	8.540	391	78.12	721
150,000.01 - 200,000.00	240	42,172,964.69	13.36%	8.419	399	78.23	714
200,000.01 - 250,000.00	229	51,751,189.77	16.39%	8.526	399	78.92	709
250,000.01 - 300,000.00	186	51,166,797.86	16.20%	8.499	404	79.50	711
300,000.01 - 350,000.00	185	59,848,224.42	18.95%	8.452	406	77.65	709
350,000.01 - 400,000.00	150	56,262,204.60	17.82%	8.425	412	78.81	707
400,000.01 - 450,000.00	64	26,480,483.05	8.39%	8.332	412	76.32	711
450,000.01 - 500,000.00	11	5,296,058.69	1.68%	8.534	377	73.76	704
500,000.01 - 550,000.00	4	2,050,815.71	0.65%	8.900	417	73.87	683
550,000.01 - 600,000.00	1	598,855.58	0.19%	9.464	357	80.00	697
600,000.01 - 650,000.00	2	1,270,549.09	0.40%	8.970	356	68.27	711
700,000.01 - 750,000.00	1	702,688.32	0.22%	8.964	356	66.67	709
750,000.01 - 800,000.00	1	770,833.45	0.24%	8.014	355	75.00	761
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.000 - 1.499	2	584,000.00	0.18%	1.250	437	80.00	712
1.500 - 1.999	2	585,850.00	0.19%	1.500	358	78.50	767
7.000 - 7.499	7	1,330,392.02	0.42%	7.350	445	73.91	688
7.500 - 7.999	151	39,350,065.32	12.46%	7.817	394	76.30	720
8.000 - 8.499	466	122,823,311.12	38.90%	8.277	403	78.26	708
8.500 - 8.999	420	107,422,096.31	34.02%	8.723	399	77.96	708
9.000 - 9.499	170	42,098,312.50	13.33%	9.158	421	80.35	713
9.500 - 9.999	5	1,578,497.49	0.50%	9.560	427	77.33	721
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710
FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
600-624	13	4,297,787.24	1.36%	8.748	383	76.78	621
625-649	88	23,860,205.14	7.56%	8.526	397	77.99	639
650-674	166	43,966,350.29	13.92%	8.482	399	79.02	664
675-699	256	65,778,016.27	20.83%	8.418	399	78.66	686
700-724	245	63,569,075.76	20.13%	8.493	400	78.28	711
725-749	159	41,366,400.12	13.10%	8.445	414	77.15	736
750-774	165	41,458,260.49	13.13%	8.532	406	79.10	762
775-799	105	25,325,120.08	8.02%	8.441	420	76.59	785
800+	26	6,151,309.37	1.95%	7.937	396	74.73	805
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

35

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	36	7,818,475.56	2.48%	8.445	431	40.71	724
50.00- 54.99	24	6,474,771.10	2.05%	8.310	386	52.33	724
55.00- 59.99	24	6,403,458.29	2.03%	8.430	404	57.28	721
60.00- 64.99	24	5,664,171.34	1.79%	8.418	387	62.56	723
65.00- 69.99	57	15,485,933.48	4.90%	8.381	403	67.54	717
70.00- 74.99	83	21,408,080.32	6.78%	8.440	406	72.16	715
75.00- 79.99	184	50,912,986.16	16.12%	8.524	398	77.63	705
80.00	508	135,204,032.64	42.82%	8.423	398	80.00	706
80.01- 84.99	15	3,567,988.52	1.13%	8.643	410	83.42	713
85.00- 89.99	103	23,075,710.59	7.31%	8.559	415	88.49	721
90.00- 94.99	145	35,085,501.92	11.11%	8.612	418	90.18	712
95.00- 99.99	20	4,671,414.84	1.48%	8.129	427	95.00	723
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

LTV Over 80	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
LTV <= 80	940	249,371,908.89	78.97%	8.440	400	75.14	709
LTV > 80 GEMICO	1	315,000.00	0.10%	8.764	357	90.00	650
LTV > 80 Genworth	7	2,115,876.83	0.67%	8.406	415	90.18	715
LTV > 80 MGIC	31	7,201,936.08	2.28%	8.204	422	89.09	713
LTV > 80 PMI	69	16,076,608.27	5.09%	8.631	415	89.20	715
LTV > 80 Radian	5	1,180,022.93	0.37%	8.632	381	88.41	690
LTV > 80 Republic	20	5,014,270.64	1.59%	8.444	420	89.57	718
LTV > 80 Triad Guaranty	14	3,164,048.53	1.00%	8.440	400	90.81	722
LTV > 80 United Guaranty	136	31,332,852.59	9.92%	8.644	420	89.74	718
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Total LTV (including silent 2nd)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	35	7,482,933.05	2.37%	8.428	428	40.61	723
50.00- 54.99	23	6,139,362.86	1.94%	8.352	387	52.29	724
55.00- 59.99	24	6,403,458.29	2.03%	8.430	404	57.28	721
60.00- 64.99	25	5,999,579.58	1.90%	8.368	385	62.03	723
65.00- 69.99	54	14,604,941.43	4.63%	8.377	402	67.58	713
70.00- 74.99	73	18,248,746.34	5.78%	8.451	414	71.47	714
75.00- 79.99	158	43,357,505.94	13.73%	8.559	398	77.50	709
80.00	328	81,692,183.88	25.87%	8.430	400	79.96	709
80.01- 84.99	23	6,058,756.73	1.92%	8.560	403	80.67	705
85.00- 89.99	148	36,664,030.35	11.61%	8.493	414	84.90	712
90.00- 94.99	264	70,140,012.34	22.21%	8.533	403	84.96	703
95.00- 99.99	49	13,808,682.74	4.37%	8.253	407	84.55	725
100.00	19	5,172,331.23	1.64%	8.243	384	79.26	725
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

36

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
360	759	191,551,320.70	60.66%	8.443	356	77.99	707
480	464	124,221,204.06	39.34%	8.501	476	78.45	716
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
301-360	759	191,551,320.70	60.66%	8.443	356	77.99	707
361+	464	124,221,204.06	39.34%	8.501	476	78.45	716
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Negam LIBOR	16	4,136,278.93	1.31%	7.966	422	74.56	736
Negam MTA	1,207	311,636,245.83	98.69%	8.472	403	78.22	710
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Index	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1 MO LIBOR	16	4,136,278.93	1.31%	7.966	422	74.56	736
MTA	1,207	311,636,245.83	98.69%	8.472	403	78.22	710
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Prepay Penalty: N/A	114	29,561,775.84	9.36%	8.356	385	77.34	712
Prepay Penalty: 6 months	1	335,318.08	0.11%	8.764	357	80.00	708
Prepay Penalty: 12 months	145	37,285,691.01	11.81%	8.524	398	79.68	710
Prepay Penalty: 24 months	3	945,079.87	0.30%	8.538	371	80.08	739
Prepay Penalty: 36 months	960	247,644,659.96	78.43%	8.469	407	78.04	710
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

37

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alternative Documentation	1	155,499.71	0.05%	8.139	477	90.00	735
Full Documentation	78	17,633,986.84	5.58%	8.293	399	77.49	709
NINA	27	7,637,792.03	2.42%	8.364	432	69.93	719
NIVA *	364	104,064,198.65	32.96%	8.518	389	77.68	702
No Documentation	140	33,472,256.33	10.60%	8.721	411	72.95	719
Reduced Documentation	5	1,351,091.67	0.43%	8.339	416	81.77	708
SISA	243	57,694,999.74	18.27%	8.450	413	79.46	714
SIVA	365	93,762,699.79	29.69%	8.369	409	80.52	714
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

*NIVA includes the "No Ratio" documentation type

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	627	168,439,204.24	53.34%	8.433	404	75.89	705
Purchase	193	42,094,331.73	13.33%	8.473	397	85.86	735
Rate/Term Refinance	403	105,238,988.79	33.33%	8.516	404	78.75	709
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Condominium	172	37,590,212.77	11.90%	8.569	396	80.16	722
Planned Unit Development	237	63,162,278.41	20.00%	8.554	411	80.75	716
Single Family	711	182,191,536.01	57.70%	8.374	404	77.24	706
Townhouse	4	1,201,293.33	0.38%	8.730	389	79.61	637
Two-to-Four Family	99	31,627,204.24	10.02%	8.685	394	76.02	711
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Investor	407	95,658,502.05	30.29%	8.665	396	80.03	722
Primary	747	203,924,529.91	64.58%	8.386	406	76.85	705
Second Home	69	16,189,492.80	5.13%	8.293	407	83.96	714
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

38

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Arizona	123	29,920,487.82	9.48%	8.517	405	82.40	718
California	353	111,314,812.90	35.25%	8.327	407	74.33	707
Colorado	20	4,305,623.14	1.36%	8.448	412	81.91	718
Connecticut	13	2,260,645.45	0.72%	8.401	410	79.67	715
Delaware	2	492,591.03	0.16%	8.444	476	75.54	752
District of Columbia	4	1,333,298.22	0.42%	8.693	356	73.71	696
Florida	284	62,563,709.39	19.81%	8.551	411	81.37	716
Georgia	10	1,915,907.80	0.61%	8.318	387	82.41	731
Hawaii	3	1,077,912.50	0.34%	7.866	408	75.08	707
Idaho	4	1,161,586.33	0.37%	8.810	417	74.83	742
Illinois	88	19,072,752.68	6.04%	8.603	408	78.48	719
Indiana	2	212,851.92	0.07%	8.595	354	90.00	768
Kansas	1	266,000.00	0.08%	7.804	357	95.00	707
Kentucky	2	196,150.00	0.06%	7.935	431	89.72	684
Maryland	44	11,786,323.30	3.73%	8.553	397	79.34	694
Massachusetts	8	2,269,001.26	0.72%	9.083	408	78.49	728
Michigan	8	1,197,665.25	0.38%	8.457	414	81.31	712
Minnesota	12	2,644,675.08	0.84%	8.512	384	84.33	742
Missouri	1	163,000.00	0.05%	7.789	478	84.02	685
Nevada	52	12,926,833.87	4.09%	8.570	394	80.34	697
New Hampshire	2	473,082.93	0.15%	8.746	355	81.21	772
New Jersey	9	2,513,893.38	0.80%	8.539	380	83.11	689
New York	15	6,374,261.36	2.02%	8.606	388	74.70	710
North Carolina	3	788,358.71	0.25%	8.616	355	78.73	691
Ohio	7	1,022,442.56	0.32%	8.295	374	76.59	735
Oregon	13	2,868,609.51	0.91%	8.334	397	78.72	727
Pennsylvania	11	2,278,047.40	0.72%	8.555	378	82.86	716
Rhode Island	4	814,282.87	0.26%	8.733	356	77.04	700
South Carolina	3	703,770.18	0.22%	8.353	402	91.91	675
Tennessee	9	1,922,195.08	0.61%	8.628	420	80.04	735
Texas	1	148,193.14	0.05%	8.589	356	80.00	743
Utah	7	1,297,396.72	0.41%	8.164	357	78.84	744
Virginia	61	17,088,909.97	5.41%	8.625	393	78.06	689
Washington	29	7,312,653.02	2.32%	8.426	398	77.84	726
West Virginia	2	351,653.11	0.11%	8.775	355	75.45	656
Wisconsin	13	2,732,946.88	0.87%	8.188	357	78.08	700
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	16	4,050,762.82	1.28%	7.500	423	74.78	713
2.500 - 2.999	161	40,361,201.35	12.78%	7.852	392	76.32	720
3.000 - 3.499	482	128,282,706.17	40.63%	8.292	404	78.51	708
3.500 - 3.999	438	111,365,595.56	35.27%	8.746	405	77.94	710
4.000 - 4.499	122	30,533,761.37	9.67%	9.071	406	80.58	709
4.500 - 4.999	4	1,178,497.49	0.37%	9.579	451	76.42	725
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

39

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.000 - 1.499	3	696,600.00	0.22%	7.995	358	72.04	710
1.500 - 1.999	7	2,015,182.60	0.64%	7.744	412	76.20	711
2.000 - 2.499	22	5,821,240.86	1.84%	8.013	410	66.93	745
2.500 - 2.999	154	38,596,649.82	12.22%	7.875	389	75.92	719
3.000 - 3.499	470	125,437,248.29	39.72%	8.292	404	78.66	707
3.500 - 3.999	430	108,742,529.03	34.44%	8.748	405	78.26	709
4.000 - 4.499	123	30,736,061.37	9.73%	9.055	407	81.12	710
4.500 - 4.999	4	1,178,497.49	0.37%	9.579	451	76.42	725
7.500 - 7.999	6	1,381,011.18	0.44%	7.727	386	75.97	735
8.000 - 8.499	4	1,167,504.12	0.37%	8.376	426	81.70	708
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
9.500 - 9.999	449	122,704,111.52	38.86%	8.256	390	76.50	711
10.000 -10.499	6	1,696,974.68	0.54%	8.396	377	71.05	698
10.500 -10.999	652	155,546,426.12	49.26%	8.622	412	80.26	714
11.000 -11.499	21	7,291,549.29	2.31%	8.106	441	72.56	728
11.500 -11.999	80	24,243,711.62	7.68%	8.659	390	77.41	679
12.000 -12.499	14	4,003,914.07	1.27%	8.298	459	68.57	722
12.500 -12.999	1	285,837.46	0.09%	9.064	476	47.11	717
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
None	1,223	315,772,524.76	100.00%	8.466	403	78.17	710
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Periodic Pymt Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
7.500	1,223	315,772,524.76	100.00%	8.466	403	78.17	710
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

40

Negative Amortization Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Neg Amort Limit: 110-114.9	176	50,712,374.15	16.06%	8.106	385	74.70	713
Neg Amort Limit: 115-119.9	1,038	262,602,628.45	83.16%	8.536	406	78.90	709
Neg Amort Limit: 120-124.9	1	143,823.66	0.05%	7.839	474	33.65	731
Neg Amort Limit: 125	8	2,313,698.50	0.73%	8.368	472	74.14	765
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
05/01/07	536	151,136,747.79	47.86%	8.367	395	75.76	706
06/01/07	687	164,635,776.97	52.14%	8.556	411	80.39	714
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Next Payment Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
05/01/07	1	236,620.84	0.07%	8.489	468	54.12	689
06/01/07	5	1,558,072.49	0.49%	8.189	469	70.34	731
07/01/07	5	1,180,599.47	0.37%	8.275	391	67.44	713
08/01/07	4	1,035,447.48	0.33%	8.371	386	77.27	749
09/01/07	10	2,495,908.50	0.79%	8.284	393	76.01	722
10/01/07	23	7,200,461.23	2.28%	8.256	423	76.30	731
11/01/07	36	10,296,469.00	3.26%	8.175	404	73.74	721
12/01/07	133	37,590,314.45	11.90%	8.260	391	76.16	708
01/01/08	327	85,090,195.79	26.95%	8.542	404	78.70	710
02/01/08	153	41,889,420.01	13.27%	8.588	392	76.69	694
03/01/08	386	92,761,128.26	29.38%	8.545	407	79.04	713
04/01/08	140	34,437,887.24	10.91%	8.303	413	81.32	716
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Months to Next Rate Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	1,223	315,772,524.76	100.00%	8.466	403	78.17	710
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

41

Months to Next Payment Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	1	236,620.84	0.07%	8.489	468	54.12	689
2	5	1,558,072.49	0.49%	8.189	469	70.34	731
3	6	1,344,477.48	0.43%	8.276	386	68.97	709
4	5	1,368,045.01	0.43%	8.250	377	78.55	760
5	11	2,762,751.83	0.87%	8.337	422	76.09	708
6	20	6,437,142.36	2.04%	8.252	418	75.86	735
7	40	11,539,927.19	3.65%	8.204	399	74.77	721
8	322	84,107,452.08	26.64%	8.510	405	78.47	710
9	159	42,187,792.86	13.36%	8.373	393	76.81	709
10	448	112,349,534.77	35.58%	8.577	402	78.79	706
11	205	51,474,370.61	16.30%	8.337	408	79.19	714
12	1	406,337.24	0.13%	8.364	467	80.00	787
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Interest Only Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1,223	315,772,524.76	100.00%	8.466	403	78.17	710
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Months in Teaser	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1,207	311,580,312.24	98.67%	8.462	404	78.39	710
1	16	4,192,212.52	1.33%	8.749	364	62.40	751
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

42

Initial Rate Period	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	1,199	309,397,450.23	97.98%	8.461	404	78.42	710
3	24	6,375,074.53	2.02%	8.696	367	66.01	732
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Subseq Rate Adj Freq	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	1,223	315,772,524.76	100.00%	8.466	403	78.17	710
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Initial Min Pymt Period	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
12	1,223	315,772,524.76	100.00%	8.466	403	78.17	710
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Delinquency Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Current	1,223	315,772,524.76	100.00%	8.466	403	78.17	710
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	32	6,809,937.02	2.16%	8.477	388	76.99	723
20.01 -25.00	48	9,955,492.83	3.15%	8.393	387	78.09	715
25.01 -30.00	99	24,075,970.39	7.62%	8.333	398	77.70	724
30.01 -35.00	173	45,141,763.33	14.30%	8.369	397	78.21	708
35.01 -40.00	322	85,822,247.90	27.18%	8.362	401	79.68	713
40.01 -45.00	142	35,280,201.98	11.17%	8.327	418	81.35	709
45.01 -50.00	47	12,036,211.35	3.81%	8.341	402	78.92	720
50.01 -55.00	3	614,218.73	0.19%	7.980	458	82.53	675
55.01 -60.00	2	677,201.41	0.21%	9.004	422	80.00	695
None	355	95,359,279.82	30.20%	8.711	407	75.70	705
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710
43

Times 30 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1,222	315,608,323.52	99.95%	8.466	403	78.17	710
4	1	164,201.24	0.05%	8.554	470	87.57	749
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Times 60 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1,222	315,608,323.52	99.95%	8.466	403	78.17	710
2	1	164,201.24	0.05%	8.554	470	87.57	749
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Times 90 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1,223	315,772,524.76	100.00%	8.466	403	78.17	710
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

44

Group 2 - Mortgage Loans
(includes prefunding)
As of the related Cut-Off Date

		Minimum	Maximum
Scheduled Principal Balance	$487,891,603	$95,269	$1,503,757
Average Scheduled Principal Balance	$480,681
Number of Mortgage Loans	1,015

Weighted Average Gross Coupon	8.255%	1.000%	9.514%
Weighted Average FICO Score	715	620	816
Weighted Average Original LTV	77.72%	32.86%	95.00%
Weighted Average Total LTV (Including Silent 2nd)	83.29%	33.21%	100.00%

Weighted Average Original Term	408 months	360 months	480 months
Weighted Average Stated Remaining Term	404 months	341 months	478 months
Weighted Average Seasoning	4 months	2 months	19 months

Weighted Average Gross Margin	3.333%	1.900%	4.500%
Weighted Average Minimum Interest Rate	3.270%	1.250%	8.375%
Weighted Average Maximum Interest Rate	10.454%	9.950%	19.900%
Weighted Average Periodic Rate Cap	None	None	None
Weighted Average Periodic Pymt Cap	7.5%	7.5%	7.5%
Weighted Average Negative Amortization Limit	113	110	125
Weighted Average Months to Roll	1 month	1 month	1 month

Maturity Date		Sep 1, 2035	Mar 1, 2047
Maximum Zip Code Concentration	1.01%	94112

ARM	97.76%	First Lien	100.00%
Fixed Rate	2.24%
		Cash Out Refinance	38.51%
Negam COFI	0.12%	Purchase	36.23%
Negam Fixed IO Yrs 5-10	2.24%	Rate/Term Refinance	25.26%
Negam LIBOR	1.28%
Negam MTA	94.23%	Condominium	8.78%
Negam MTA 2 Yr Fixed Pay	2.13%	Planned Unit Development	21.19%
		Single Family	67.05%
Interest Only	2.24%	Townhouse	0.15%
Not Interest Only	97.76%	Two-to-Four Family	2.84%

Not a Hybrid	100.00%	Investor	9.53%
		Primary	83.11%
Prepay Penalty: N/A	18.22%	Second Home	7.36%
Prepay Penalty: 6 months	0.98%
Prepay Penalty: 12 months	17.84%	Top 5 States:
Prepay Penalty: 24 months	2.56%	California	67.47%
Prepay Penalty: 36 months	60.32%	Florida	14.39%
Prepay Penalty: 42 months	0.08%	Virginia	3.38%
		Arizona	2.92%
		Illinois	1.94%

45

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
50,000.01 - 100,000.00	2	195,015.66	0.04%	7.754	355	57.28	739
100,000.01 - 150,000.00	19	2,552,686.10	0.52%	8.183	373	78.71	716
150,000.01 - 200,000.00	56	9,948,836.31	2.04%	8.279	374	81.51	717
200,000.01 - 250,000.00	69	15,866,590.51	3.25%	8.267	383	82.06	718
250,000.01 - 300,000.00	46	12,584,398.91	2.58%	8.230	383	82.27	716
300,000.01 - 350,000.00	83	26,807,431.80	5.49%	8.224	378	80.11	723
350,000.01 - 400,000.00	53	19,876,290.81	4.07%	8.092	398	81.19	724
400,000.01 - 450,000.00	96	41,369,889.27	8.48%	8.343	406	79.86	713
450,000.01 - 500,000.00	165	78,764,445.37	16.14%	8.420	404	78.00	711
500,000.01 - 550,000.00	127	66,767,707.05	13.68%	8.296	400	78.06	716
550,000.01 - 600,000.00	86	49,456,836.93	10.14%	8.300	414	78.10	714
600,000.01 - 650,000.00	74	46,379,034.52	9.51%	8.174	413	78.26	719
650,000.01 - 700,000.00	43	28,676,901.84	5.88%	8.307	406	75.51	718
700,000.01 - 750,000.00	20	14,446,948.20	2.96%	8.413	422	75.46	714
750,000.01 - 800,000.00	13	10,026,652.20	2.06%	8.224	393	75.78	704
800,000.01 - 850,000.00	10	8,229,046.38	1.69%	7.621	415	76.26	728
850,000.01 - 900,000.00	9	7,852,852.90	1.61%	8.262	424	74.56	701
900,000.01 - 950,000.00	7	6,536,893.76	1.34%	8.349	457	76.45	702
950,000.01 - 1,000,000.00	15	14,781,741.36	3.03%	7.696	404	71.98	693
1,000,000.01 - 1,050,000.00	9	9,134,877.85	1.87%	8.430	409	68.68	718
1,050,000.01 - 1,100,000.00	1	1,088,000.00	0.22%	8.802	358	80.00	771
1,100,000.01 - 1,150,000.00	1	1,122,422.79	0.23%	8.414	356	75.00	777
1,150,000.01 - 1,200,000.00	1	1,198,223.46	0.25%	8.064	477	75.00	727
1,200,000.01 - 1,250,000.00	1	1,226,390.77	0.25%	8.514	356	70.00	735
1,250,000.01 - 1,300,000.00	1	1,274,250.00	0.26%	1.750	478	75.00	703
1,350,000.01 - 1,400,000.00	1	1,400,000.00	0.29%	8.526	358	76.09	744
1,400,000.01 - 1,450,000.00	1	1,440,100.62	0.30%	8.289	356	70.00	673
1,450,000.01 - 1,500,000.00	5	7,383,380.30	1.51%	8.421	428	64.77	704
1,500,000.01 - 1,550,000.00	1	1,503,757.07	0.31%	8.339	475	65.22	731
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.000 - 1.499	1	1,000,000.00	0.20%	1.000	358	74.07	622
1.500 - 1.999	4	3,265,450.00	0.67%	1.662	405	78.05	712
6.000 - 6.499	1	612,818.50	0.13%	6.250	355	74.42	776
6.500 - 6.999	16	7,350,382.09	1.51%	6.729	356	68.51	729
7.000 - 7.499	25	10,697,414.50	2.19%	7.262	395	74.17	723
7.500 - 7.999	199	88,254,104.04	18.09%	7.826	384	78.47	715
8.000 - 8.499	427	211,942,538.64	43.44%	8.268	410	78.19	716
8.500 - 8.999	273	132,907,844.32	27.24%	8.678	403	77.10	714
9.000 - 9.499	59	27,484,982.91	5.63%	9.183	443	78.62	705
9.500 - 9.999	10	4,376,067.74	0.90%	9.514	421	78.48	707
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

46

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
600-624	11	5,246,427.41	1.08%	7.088	379	77.13	622
625-649	55	26,415,427.05	5.41%	8.388	390	78.53	641
650-674	107	56,445,022.01	11.57%	8.428	414	78.03	664
675-699	166	84,346,807.03	17.29%	8.209	410	78.23	687
700-724	214	107,222,990.46	21.98%	8.274	416	78.40	711
725-749	166	85,426,784.30	17.51%	8.181	397	77.32	737
750-774	113	54,530,920.60	11.18%	8.320	401	77.97	762
775-799	81	38,077,121.10	7.80%	8.216	394	74.89	785
800+	20	9,450,809.06	1.94%	8.329	408	77.87	806
None	82	20,729,293.72	4.25%	8.179	365	76.52	0
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	18	9,696,180.13	1.99%	8.196	401	43.57	725
50.00- 54.99	4	1,723,207.94	0.35%	8.216	390	51.01	687
55.00- 59.99	6	3,982,388.24	0.82%	8.594	406	57.42	746
60.00- 64.99	23	13,475,504.29	2.76%	8.170	385	62.34	740
65.00- 69.99	30	18,133,114.26	3.72%	8.357	423	67.55	721
70.00- 74.99	87	49,241,496.77	10.09%	8.067	396	72.60	703
75.00- 79.99	197	101,849,829.04	20.88%	8.283	395	77.08	715
80.00	509	240,872,901.74	49.37%	8.266	408	80.00	715
80.01- 84.99	9	4,067,550.23	0.83%	8.318	429	83.41	698
85.00- 89.99	33	13,667,787.48	2.80%	8.335	400	88.21	708
90.00- 94.99	69	21,445,884.42	4.40%	8.228	403	90.90	707
95.00- 99.99	30	9,735,758.20	2.00%	8.436	437	95.00	719
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

LTV Over 80	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
LTV <= 80	874	438,974,622.41	89.97%	8.250	403	76.31	715
LTV > 80 GEMICO	3	789,982.51	0.16%	7.741	430	90.00	739
LTV > 80 Genworth	1	225,641.34	0.05%	8.254	355	90.00	641
LTV > 80 MGIC	10	4,787,081.93	0.98%	8.007	418	90.19	711
LTV > 80 No MI	2	597,109.00	0.12%	8.394	357	84.32	649
LTV > 80 PMI	27	9,666,779.35	1.98%	8.396	427	89.48	722
LTV > 80 Radian	2	958,500.00	0.20%	8.553	415	90.00	662
LTV > 80 Republic	11	4,192,899.38	0.86%	8.384	432	89.55	717
LTV > 80 Triad Guaranty	5	1,619,100.00	0.33%	8.805	478	92.65	730
LTV > 80 United Guaranty	44	15,239,797.38	3.12%	8.477	428	91.71	710
LTV > 80 Unknown	36	10,840,089.44	2.22%	8.033	354	89.60	696
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

47

Total LTV (including silent 2nd)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	17	9,346,496.54	1.92%	8.259	402	43.97	724
50.00- 54.99	4	1,723,207.94	0.35%	8.216	390	51.01	687
55.00- 59.99	6	2,832,071.83	0.58%	8.331	425	54.25	747
60.00- 64.99	22	12,816,152.45	2.63%	8.161	381	62.30	737
65.00- 69.99	21	12,427,340.04	2.55%	8.289	425	68.13	720
70.00- 74.99	72	38,471,300.12	7.89%	8.058	394	72.45	704
75.00- 79.99	131	65,911,914.99	13.51%	8.189	397	76.75	716
80.00	207	99,532,984.76	20.40%	8.223	407	79.65	716
80.01- 84.99	24	14,788,951.67	3.03%	8.279	423	77.15	703
85.00- 89.99	118	61,800,522.47	12.67%	8.266	411	80.09	712
90.00- 94.99	206	91,567,420.18	18.77%	8.372	404	81.77	703
95.00- 99.99	88	36,344,776.63	7.45%	8.469	418	83.85	727
100.00	99	40,328,463.12	8.27%	8.166	387	79.88	730
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
360	644	291,353,567.11	59.72%	8.171	355	77.30	716
480	371	196,538,035.63	40.28%	8.381	476	78.34	712
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
301-360	644	291,353,567.11	59.72%	8.171	355	77.30	716
361+	371	196,538,035.63	40.28%	8.381	476	78.34	712
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Negam COFI	1	606,567.49	0.12%	8.317	354	80.00	744
Negam Fixed IO Yrs 5-10	25	10,915,408.60	2.24%	6.961	355	70.27	739
Negam LIBOR	10	6,241,441.32	1.28%	8.086	389	79.46	741
Negam MTA	957	459,755,595.52	94.23%	8.274	405	77.88	714
Negam MTA 2 Yr Fixed Pay	22	10,372,589.81	2.13%	8.888	407	77.42	708
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

48

Index	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1 MO LIBOR	10	6,241,441.32	1.28%	8.086	389	79.46	741
COFI	1	606,567.49	0.12%	8.317	354	80.00	744
Fixed Rate	25	10,915,408.60	2.24%	6.961	355	70.27	739
MTA	979	470,128,185.33	96.36%	8.288	405	77.87	714
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Prepay Penalty: N/A	177	88,917,097.47	18.22%	8.144	381	74.60	732
Prepay Penalty: 6 months	8	4,773,903.91	0.98%	9.027	402	75.21	717
Prepay Penalty: 12 months	160	87,022,367.47	17.84%	8.237	416	78.20	710
Prepay Penalty: 24 months	22	12,467,030.19	2.56%	8.627	427	77.23	720
Prepay Penalty: 36 months	646	294,318,845.73	60.32%	8.266	406	78.58	710
Prepay Penalty: 42 months	2	392,357.97	0.08%	8.145	355	80.00	717
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alternative Documentation	1	551,064.23	0.11%	7.764	476	80.00	766
Full Documentation	74	31,207,779.38	6.40%	8.149	387	77.40	725
NINA	29	15,277,280.49	3.13%	8.333	438	76.82	726
NISA	2	1,105,359.57	0.23%	8.549	357	80.00	711
NIVA *	491	236,679,491.07	48.51%	8.341	398	78.96	709
No Documentation	38	15,153,131.88	3.11%	8.782	422	74.22	724
SISA	60	31,513,572.60	6.46%	8.119	428	76.53	711
SIVA	320	156,403,923.52	32.06%	8.116	406	76.54	720
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

*NIVA includes the "No Ratio" documentation type

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	342	187,888,644.62	38.51%	8.280	415	75.98	710
Purchase	455	176,773,097.56	36.23%	8.235	393	80.70	722
Rate/Term Refinance	218	123,229,860.56	25.26%	8.247	404	76.10	712
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

49

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Condominium	115	42,829,823.00	8.78%	8.157	400	80.40	716
Planned Unit Development	227	103,363,034.91	21.19%	8.386	411	78.73	710
Single Family	648	327,118,309.99	67.05%	8.239	403	77.22	716
Townhouse	2	731,200.00	0.15%	8.703	357	80.00	693
Two-to-Four Family	23	13,849,234.84	2.84%	7.952	392	73.50	703
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Investor	109	46,474,363.43	9.53%	8.235	387	75.83	714
Primary	792	405,500,935.85	83.11%	8.260	408	77.87	715
Second Home	114	35,916,303.46	7.36%	8.232	384	78.47	716
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

50

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Arizona	29	14,232,525.98	2.92%	8.370	404	80.29	721
California	615	329,162,803.70	67.47%	8.211	408	76.95	717
Colorado	3	1,629,918.36	0.33%	8.270	403	79.85	763
Connecticut	2	958,819.74	0.20%	8.100	355	77.62	734
Florida	212	70,197,195.00	14.39%	8.243	387	81.03	710
Georgia	11	4,233,828.28	0.87%	8.146	355	78.72	693
Hawaii	2	1,274,451.01	0.26%	8.158	357	76.72	722
Idaho	1	654,103.56	0.13%	8.414	355	66.14	765
Illinois	18	9,484,167.51	1.94%	8.611	423	68.97	713
Indiana	1	141,350.00	0.03%	8.414	357	79.97	797
Kansas	2	647,629.33	0.13%	8.185	355	86.65	680
Maryland	14	7,256,191.57	1.49%	8.411	406	83.02	706
Massachusetts	2	889,751.71	0.18%	8.231	356	84.73	713
Michigan	1	513,000.00	0.11%	7.404	358	61.44	724
Minnesota	4	1,396,626.52	0.29%	8.651	403	79.89	760
Nevada	17	7,721,658.20	1.58%	8.455	413	76.59	690
New Jersey	6	3,247,724.76	0.67%	8.483	356	73.49	712
New Mexico	1	199,000.41	0.04%	9.104	355	90.00	739
New York	11	7,150,996.39	1.47%	8.509	404	74.30	684
North Carolina	1	102,133.61	0.02%	7.889	352	90.00	770
Ohio	2	399,572.99	0.08%	7.646	356	83.39	780
Oregon	4	1,587,349.36	0.33%	7.913	400	75.97	743
Pennsylvania	1	142,089.64	0.03%	8.804	475	80.00	738
South Carolina	1	523,140.10	0.11%	8.814	350	80.00	787
Tennessee	5	1,489,514.15	0.31%	8.346	374	80.52	726
Utah	2	635,000.00	0.13%	8.681	445	75.25	742
Virginia	33	16,508,073.40	3.38%	8.622	423	81.05	694
Washington	14	5,512,987.46	1.13%	8.224	389	79.17	729
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.500 - 1.999	1	768,236.04	0.16%	6.914	355	70.00	673
2.000 - 2.499	25	11,095,936.42	2.33%	7.329	397	76.74	723
2.500 - 2.999	198	87,478,318.57	18.34%	7.844	385	78.45	714
3.000 - 3.499	433	214,428,673.87	44.96%	8.251	410	78.21	716
3.500 - 3.999	277	136,734,178.36	28.67%	8.515	405	77.07	715
4.000 - 4.499	46	22,094,783.14	4.63%	9.226	435	78.40	694
4.500 - 4.999	10	4,376,067.74	0.92%	9.514	421	78.48	707
Total	990	476,976,194.14	100.00%	8.285	405	77.89	714

51

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.000 - 1.499	1	302,297.00	0.06%	8.514	358	80.00	752
1.500 - 1.999	5	3,651,236.04	0.77%	7.739	372	73.45	702
2.000 - 2.499	60	35,981,804.05	7.54%	8.216	389	69.86	748
2.500 - 2.999	195	84,872,268.78	17.79%	7.855	385	78.50	713
3.000 - 3.499	422	207,290,461.31	43.46%	8.244	411	78.58	714
3.500 - 3.999	247	116,054,486.25	24.33%	8.492	408	78.57	708
4.000 - 4.499	45	21,594,783.14	4.53%	9.224	437	78.62	693
4.500 - 4.999	10	4,376,067.74	0.92%	9.514	421	78.48	707
7.500 - 7.999	2	866,844.62	0.18%	7.666	357	83.22	715
8.000 - 8.499	3	1,985,945.21	0.42%	8.365	434	82.25	714
Total	990	476,976,194.14	100.00%	8.285	405	77.89	714

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
9.500 - 9.999	572	280,286,933.83	58.76%	8.135	395	77.26	717
10.000 -10.499	22	11,529,222.10	2.42%	8.414	433	78.76	718
10.500 -10.999	279	122,550,067.54	25.69%	8.536	422	79.26	710
11.000 -11.499	25	15,483,539.83	3.25%	8.215	443	77.71	742
11.500 -11.999	80	39,342,087.08	8.25%	8.583	398	78.25	695
12.000 -12.499	11	7,150,481.71	1.50%	8.170	428	74.97	704
12.500 -12.999	1	633,862.05	0.13%	8.521	474	90.00	714
Total	990	476,976,194.14	100.00%	8.285	405	77.89	714

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
None	990	476,976,194.14	100.00%	8.285	405	77.89	714
Total	990	476,976,194.14	100.00%	8.285	405	77.89	714

Periodic Pymt Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
7.500	1,015	487,891,602.74	100.00%	8.255	404	77.72	715
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Negative Amortization Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Neg Amort Limit: 110-114.9	320	155,743,630.81	31.92%	8.116	393	78.63	718
Neg Amort Limit: 115-119.9	690	329,226,576.94	67.48%	8.321	409	77.30	713
Neg Amort Limit: 125	5	2,921,394.99	0.60%	8.324	473	76.14	707
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

52

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
05/01/07	651	338,039,832.97	70.87%	8.328	400	77.38	715
06/01/07	339	138,936,361.17	29.13%	8.181	416	79.14	711
Total	990	476,976,194.14	100.00%	8.285	405	77.89	714

Next Payment Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
05/01/07	1	205,763.34	0.04%	8.464	348	80.00	652
06/01/07	8	3,639,896.37	0.75%	8.271	418	76.29	671
07/01/07	6	3,192,889.47	0.65%	7.993	409	77.11	744
08/01/07	7	2,445,448.45	0.50%	8.257	390	80.97	743
09/01/07	26	10,894,927.44	2.23%	8.053	393	76.95	709
10/01/07	54	25,211,770.98	5.17%	8.177	405	79.53	730
11/01/07	58	29,111,764.48	5.97%	8.208	410	79.19	722
12/01/07	126	64,132,194.99	13.14%	8.125	401	78.23	712
01/01/08	208	103,198,761.53	21.15%	8.251	404	78.43	711
02/01/08	189	91,207,373.44	18.69%	8.547	405	77.95	709
03/01/08	202	100,127,401.31	20.52%	8.459	406	75.95	719
04/01/08	71	30,228,669.45	6.20%	7.459	421	79.91	714
05/01/08	12	3,006,743.08	0.62%	8.187	356	73.65	0
01/01/09	4	2,044,854.37	0.42%	8.536	374	71.05	730
02/01/09	18	8,327,735.44	1.71%	8.974	416	78.98	703
08/01/11	1	592,231.04	0.12%	7.500	351	80.00	704
10/01/11	1	527,120.42	0.11%	8.500	353	80.00	789
11/01/11	2	918,819.01	0.19%	6.752	354	74.79	774
12/01/11	6	3,080,633.62	0.63%	6.846	355	74.39	739
01/01/12	8	3,123,655.76	0.64%	6.983	356	60.17	733
02/01/12	4	1,665,948.75	0.34%	6.731	357	74.69	720
03/01/12	3	1,007,000.00	0.21%	6.695	358	66.72	754
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Months to Next Rate Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	990	476,976,194.14	100.00%	8.285	405	77.89	714
Total	990	476,976,194.14	100.00%	8.285	405	77.89	714

53

Months to Next Payment Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	1	205,763.34	0.04%	8.464	348	80.00	652
2	9	3,954,785.26	0.81%	8.272	413	76.58	675
3	6	3,238,300.43	0.66%	7.967	408	77.15	747
4	15	5,712,396.27	1.17%	8.198	412	81.32	720
5	33	14,474,077.65	2.97%	8.097	422	77.33	715
6	40	18,678,917.37	3.83%	8.172	380	79.56	733
7	56	28,438,220.21	5.83%	8.211	412	79.05	723
8	196	92,415,075.26	18.94%	8.214	403	78.32	712
9	162	81,577,866.14	16.72%	8.199	401	78.59	710
10	299	143,548,676.24	29.42%	8.508	411	78.18	708
11	138	70,923,200.33	14.54%	8.062	402	75.23	727
12	13	3,436,325.83	0.70%	8.194	370	74.18	698
21	4	2,044,854.37	0.42%	8.536	374	71.05	730
22	18	8,327,735.44	1.71%	8.974	416	78.98	703
52	1	592,231.04	0.12%	7.500	351	80.00	704
54	1	527,120.42	0.11%	8.500	353	80.00	789
55	2	918,819.01	0.19%	6.752	354	74.79	774
56	6	3,080,633.62	0.63%	6.846	355	74.39	739
57	8	3,123,655.76	0.64%	6.983	356	60.17	733
58	4	1,665,948.75	0.34%	6.731	357	74.69	720
59	3	1,007,000.00	0.21%	6.695	358	66.72	754
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Interest Only Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	990	476,976,194.14	97.76%	8.285	405	77.89	714
60	25	10,915,408.60	2.24%	6.961	355	70.27	739
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Months in Teaser	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	956	452,833,249.09	94.94%	8.279	407	78.50	712
1	34	24,142,945.05	5.06%	8.396	377	66.54	753
Total	990	476,976,194.14	100.00%	8.285	405	77.89	714

54

Initial Min Pymt Period	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
12	968	466,603,604.33	95.64%	8.272	405	77.90	714
24	22	10,372,589.81	2.13%	8.888	407	77.42	708
60	25	10,915,408.60	2.24%	6.961	355	70.27	739
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Initial Rate Period	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	940	444,561,692.26	93.20%	8.271	407	78.54	711
3	50	32,414,501.88	6.80%	8.481	373	68.98	749
Total	990	476,976,194.14	100.00%	8.285	405	77.89	714

Subseq Rate Adj Freq	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	990	476,976,194.14	100.00%	8.285	405	77.89	714
Total	990	476,976,194.14	100.00%	8.285	405	77.89	714

55

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	32	9,114,183.13	1.87%	8.137	359	75.05	723
20.01 -25.00	31	12,121,770.68	2.48%	8.159	393	75.35	708
25.01 -30.00	55	21,598,045.90	4.43%	8.007	382	78.06	732
30.01 -35.00	126	58,104,476.31	11.91%	7.816	387	77.73	718
35.01 -40.00	329	166,080,490.07	34.04%	8.165	398	77.30	715
40.01 -45.00	107	59,199,264.69	12.13%	8.114	418	77.45	716
45.01 -50.00	26	14,890,867.30	3.05%	8.333	395	74.36	735
50.01 -55.00	5	3,237,322.49	0.66%	8.196	395	77.06	730
None	304	143,545,182.17	29.42%	8.643	420	78.99	708
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Delinquency Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Current	1,012	485,663,919.55	99.54%	8.254	404	77.75	715
Delq: 30 Days	3	2,227,683.19	0.46%	8.498	474	72.10	692
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Times 30 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1,011	485,471,023.30	99.50%	8.255	404	77.75	715
1	3	2,198,942.34	0.45%	8.431	454	72.22	665
5	1	221,637.10	0.05%	7.964	343	70.13	624
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Times 60 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1,014	487,669,965.64	99.95%	8.256	404	77.72	715
4	1	221,637.10	0.05%	7.964	343	70.13	624
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Times 90 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1,014	487,669,965.64	99.95%	8.256	404	77.72	715
3	1	221,637.10	0.05%	7.964	343	70.13	624
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

56

HarborView Mortgage Loan Pass-Through Certificates 2007-3

Preliminary Marketing Materials

The issuer has filed a registration statement (including a base prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest in this offering, you should read the base prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov<http://www.sec.gov/>. Alternatively, RBS Greenwich Capital will arrange to send you the base prospectus at no charge if you request it by calling 1-866-884-2071 or emailing offeringmaterials@rbsgc.com.

This free writing prospectus is being delivered to you solely to provide you with information about the offering and to solicit an offer to purchase the offered securities. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase such securities. Any such commitment shall be subject to the conditions specified below.

This free writing prospectus is not required to contain all of the information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase the offered securities, supersedes any prior version of this free writing prospectus and any information contained in any prior similar free writing prospectus relating to these securities. If a preliminary prospectus is conveyed to you prior to your commitment to purchase, that document supersedes all other information provided to you concerning the offered securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The securities referred to in this free writing prospectus are being offered when, as and if issued. The issuer is not obligated to issue any such securities or any similar securities, and all or a portion of the securities may not be issued that have the characteristics described herein. The underwriters' obligation to deliver such securities is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of the securities having the characteristics described herein. If, for any reason, the issuer does not deliver such securities, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

For asset-backed and mortgage-backed securities: Certain of the information contained herein may be based on numerous assumptions (including preliminary assumptions about the pool assets and structure), which may not be specifically identified as assumptions in the information. Any such information or assumptions are subject to change. The information in this free writing prospectus may reflect assumptions specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any assumptions specifically required by you.

Any legends, disclaimers or other notices that may appear below or on any electronic communication to which this free writing prospectus is attached which state that (1) these materials do not constitute an offer (or a solicitation of an offer), (2) no representation is made as to the accuracy or completeness of these materials and that these materials may not be updated or (3) these materials may be confidential are not applicable to this communication and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of this communication having been sent via Bloomberg or another system.

Structuring Assumptions

Prepayments of mortgage loans are commonly measured relative to a prepayment standard or model. The model used with respect to the mortgage loans assumes a constant prepayment rate or “CPR.” This is not a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the mortgage loans.

The tables were prepared on the basis of the assumptions in the following paragraph and the tables set forth below. There are certain differences between the loan characteristics included in those assumptions and the characteristics of the actual mortgage loans. Any such discrepancy may have an effect upon the percentages of original certificate principal balances outstanding and weighted average lives of the offered certificates set forth in the tables. In addition, since the actual mortgage loans in the trust will have characteristics that differ from those assumed in preparing the tables set forth below, the distributions of principal of the classes of offered certificates may be made earlier or later than indicated in the tables.

The percentages and weighted average lives in the tables were determined based on the assumptions listed below.

•	Each Loan Group of Mortgage Loans will have the characteristics set forth in the table below.

•	Distributions on the certificates are received, in cash, on the 19th day of each month, commencing in May 2007.

•	The mortgage loans prepay at the related constant percentages of CPR.

•	No defaults or delinquencies occur in the payment by borrowers of principal and interest on the mortgage loans and no net interest shortfalls are incurred.

•	No mortgage loan is purchased by the seller from the trust pursuant to any obligation or option under the pooling and servicing agreement (other than an optional termination as described below).

•
Scheduled monthly payments on the mortgage loans are received on the first day of each month commencing in May 2007 and are computed prior to giving effect to any prepayments, which are computed after giving effect to scheduled payments received on the following day, received in the prior month.

•	Prepayments representing payment in full of individual mortgage loans are received on the last day of each month commencing in April 2007 and include 30 days' interest.

•
The scheduled monthly payment for each mortgage loan is calculated based on its principal balance, loan rate and remaining term to maturity such that the mortgage loan will amortize in amounts sufficient to repay the remaining principal balance of the mortgage loan by its remaining term to maturity.

•	Interest accrues on each certificate at the related pass-through rate described under “Description of the Certificates—Interest—Pass-Through Rates” in this prospectus supplement.

•	The initial certificate principal balance of each class of certificates is as set forth on the cover or as described in this prospectus supplement.

•	MTA, 1-Month LIBOR and COFI are 5.014%, 5.320% and 4.396%, respectively.

•	No optional termination of the trust will occur, except that this assumption does not apply to the calculation of weighted average lives to the optional termination.

•	The certificates are purchased on April 27, 2006.

Weighted Average Lives	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
2A-1A
WAL	5.49	4.00	3.09	2.47	1.68
Mod Durn 30360	4.27	3.29	2.63	2.16	1.52
Principal Window Begin	1	1	1	1	1
Principal Window End	169	127	100	81	58

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
2A-1A
WAL	5.87	4.31	3.34	2.68	1.82
Mod Durn 30360	4.42	3.43	2.77	2.29	1.61
Principal Window Begin	1	1	1	1	1
Principal Window End	327	264	212	174	123

Weighted Average Lives	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
2A-1B
WAL	5.49	4.00	3.09	2.47	1.68
Mod Durn 30360	4.26	3.28	2.62	2.16	1.51
Principal Window Begin	1	1	1	1	1
Principal Window End	169	127	100	81	58

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
2A-1B
WAL	5.87	4.31	3.34	2.68	1.82
Mod Durn 30360	4.40	3.42	2.76	2.28	1.61
Principal Window Begin	1	1	1	1	1
Principal Window End	327	264	212	174	123

Weighted Average Lives	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
2A-1C
WAL	5.49	4.00	3.09	2.47	1.68
Mod Durn 30360	4.25	3.28	2.62	2.15	1.51
Principal Window Begin	1	1	1	1	1
Principal Window End	169	127	100	81	58

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
2A-1C
WAL	5.87	4.31	3.34	2.68	1.82
Mod Durn 30360	4.40	3.42	2.76	2.28	1.61
Principal Window Begin	1	1	1	1	1
Principal Window End	327	264	212	174	123

Available Funds Schedule - All Certificates

Period	Available Funds Cap	Period	Available Funds Cap	Period	Available Funds Cap
1	NA	41	9.79	81	9.79
2	7.70	42	10.11	82	9.79
3	10.11	43	9.79	83	10.84
4	9.78	44	10.11	84	9.79
5	9.78	45	9.79	85	10.11
6	10.11	46	9.79	86	9.79
7	9.79	47	10.84	87	10.11
8	10.11	48	9.79	88	9.79
9	9.79	49	10.11	89	9.79
10	9.79	50	9.79	90	10.11
11	10.46	51	10.11	91	9.79
12	9.79	52	9.79	92	10.11
13	10.11	53	9.79	93	9.79
14	9.79	54	10.11	94	9.79
15	10.11	55	9.79	95	10.84
16	9.79	56	10.11	96	9.79
17	9.79	57	9.79	97	10.11
18	10.12	58	9.79	98	9.79
19	9.79	59	10.46	99	10.11
20	10.12	60	9.79	100	9.79
21	9.79	61	10.11
22	9.79	62	9.79
23	10.84	63	10.11
24	9.79	64	9.79
25	10.12	65	9.79
26	9.79	66	10.11
27	10.12	67	9.79
28	9.79	68	10.11
29	9.79	69	9.79
30	10.12	70	9.79
31	9.79	71	10.83
32	10.11	72	9.79
33	9.79	73	10.11
34	9.79	74	9.79
35	10.84	75	10.11
36	9.79	76	9.79
37	10.11	77	9.79
38	9.79	78	10.11
39	10.11	79	9.79
40	9.79	80	10.11

* MTA, 1 Month LIBOR and COFI adjust to 20% in the second period.

Excess Spread

Period	FWD 1 Month LIBOR (%)	FWD MTA (%)	FWD COFI (%)	Excess Spread Under STATIC (%)(1,2,3,4)	Excess Spread Under FORWARD (%) (1,2,4)	Period	FWD 1 Month LIBOR (%)	FWD MTA (%)	FWD COFI (%)	Excess Spread Under STATIC (%)(1,2,3,4)	Excess Spread Under FORWARD (%) (1,2,4)
1	5.320000	5.014000	4.396000	0.85	0.85	51	4.360975	4.502451	4.526597	2.37	2.80
2	5.335999	5.015093	4.462624	2.20	2.19	52	4.357393	4.508575	4.531006	2.18	2.66
3	5.321944	5.012634	4.529706	2.44	2.44	53	4.356171	4.514724	4.535889	2.19	2.67
4	5.266845	4.997614	4.577919	2.25	2.30	54	4.357502	4.520934	4.541017	3.07	3.21
5	5.223662	4.964007	4.612616	2.25	2.33	55	4.361575	4.527244	4.546207	2.89	3.07
6	5.157113	4.919150	4.637898	2.43	2.55	56	4.368583	4.533696	4.551311	3.04	3.20
7	5.094021	4.885069	4.655707	2.25	2.39	57	4.378717	4.540333	4.556208	2.86	3.05
8	5.048511	4.852904	4.664784	2.43	2.57	58	4.392169	4.547202	4.560794	2.85	3.04
9	4.987378	4.806412	4.665160	2.24	2.43	59	4.409129	4.554348	4.564979	3.16	3.31
10	4.902831	4.754192	4.659039	2.24	2.47	60	4.429790	4.561822	4.568683	2.80	3.00
11	4.787077	4.701883	4.648198	2.61	2.87	61	4.453119	4.569675	4.571813	2.95	3.13
12	4.632315	4.636045	4.633072	2.24	2.64	62	4.475367	4.577959	4.575087	2.77	2.97
13	4.454208	4.566044	4.614831	2.43	2.91	63	4.495695	4.586664	4.579125	2.93	3.11
14	4.282654	4.505130	4.596144	2.24	2.86	64	4.513921	4.595710	4.583603	2.75	2.95
15	4.115037	4.445161	4.577463	2.42	3.11	65	4.529862	4.605017	4.588276	2.74	2.94
16	3.956636	4.387972	4.558797	2.23	3.07	66	4.543337	4.614499	4.592952	2.90	3.08
17	3.812736	4.335353	4.541744	2.23	3.16	67	4.554162	4.624070	4.597481	2.72	2.93
18	3.688630	4.288973	4.526523	2.42	3.36	68	4.562156	4.633638	4.601742	2.88	3.08
19	3.589618	4.250112	4.512509	2.23	3.28	69	4.567136	4.643111	4.605635	2.70	2.92
20	3.521007	4.219382	4.499565	2.42	3.44	70	4.568919	4.652394	4.609076	2.69	2.92
21	3.488110	4.196939	4.487540	2.23	3.31	71	4.567324	4.661388	4.611993	3.20	3.38
22	3.496246	4.182868	4.477074	2.23	3.28	72	4.562169	4.669991	4.614312	2.68	2.93
23	3.550736	4.176953	4.468943	2.78	3.59	73	4.560416	4.678101	4.615967	2.85	3.09
24	3.656903	4.178686	4.466106	2.22	3.09	74	4.564549	4.685611	4.617137	2.70	2.97
25	3.788278	4.187277	4.470046	2.41	3.10	75	4.568710	4.692488	4.618120	2.88	3.13
26	3.907071	4.201662	4.472170	2.22	2.85	76	4.572902	4.698774	4.619089	2.70	2.98
27	4.022221	4.220584	4.470769	2.40	2.88	77	4.577127	4.704520	4.620177	2.70	2.98
28	4.130236	4.242774	4.467110	2.21	2.65	78	4.581385	4.709784	4.621489	2.87	3.13
29	4.227622	4.266989	4.462181	2.21	2.57	79	4.585680	4.714630	4.623108	2.69	2.98
30	4.310890	4.292050	4.456760	2.40	2.66	80	4.590013	4.719133	4.625102	2.86	3.13
31	4.376550	4.316878	4.451478	2.21	2.46	81	4.594387	4.723372	4.627531	2.68	2.97
32	4.421118	4.340524	4.446856	2.39	2.59	82	4.598803	4.727435	4.630442	2.68	2.97
33	4.441110	4.362212	4.443227	2.20	2.44	83	4.603263	4.731420	4.633879	3.20	3.43
34	4.433047	4.381371	4.440805	2.20	2.46	84	4.607769	4.735430	4.637881	2.68	2.98
35	4.393450	4.397669	4.439975	2.76	2.99	85	4.612192	4.739581	4.642483	2.85	3.13
36	4.318843	4.411054	4.441082	2.19	2.61	86	4.616515	4.743993	4.647802	2.67	2.98
37	4.284265	4.421783	4.444449	2.38	2.81	87	4.620860	4.748716	4.653677	2.84	3.13
38	4.313478	4.430464	4.449889	2.19	2.63	88	4.625227	4.753717	4.659771	2.67	2.98
39	4.340330	4.437690	4.456605	2.37	2.76	89	4.629618	4.758956	4.665826	2.67	2.99
40	4.364304	4.443787	4.464139	2.18	2.59	90	4.634033	4.764391	4.671645	2.89	3.19
41	4.384880	4.449075	4.472117	2.18	2.57	91	4.638475	4.769974	4.677072	2.71	3.04
42	4.401540	4.453854	4.480222	2.36	2.71	92	4.642943	4.775650	4.681984	2.89	3.19
43	4.413767	4.458399	4.488180	2.17	2.54	93	4.647439	4.781361	4.686278	2.71	3.04
44	4.421041	4.462947	4.495749	2.36	2.70	94	4.651963	4.787041	4.689871	2.71	3.04
45	4.422845	4.467688	4.502711	2.17	2.54	95	4.656518	4.792619	4.692652	3.23	3.50
46	4.418662	4.472753	4.508863	2.17	2.55	96	4.661104	4.798018	4.694483	2.72	3.05
47	4.407972	4.478206	4.514016	2.74	3.04	97	4.665648	4.803156	4.695491	2.89	3.20
48	4.390259	4.484035	4.517862	2.17	2.59	98	4.670140	4.807941	4.696063	2.72	3.05
49	4.374456	4.490138	4.520475	2.37	2.77	99	4.674646	4.812319	4.696553	2.89	3.21
50	4.366727	4.496316	4.522958	2.18	2.63	100	4.679167	4.816273	4.697059	2.72	3.06
(1)	The excess spread cited herein is calculated assuming all indices adjust to the rates specified in each respective forward curve and that the collateral is run at the pricing speed of 25% CPR.
(2)	Calculated as (a) interest collections on the collateral (net of any fees), less total interest on the Certificates divided by (b) collateral balance as of the beginning period.
(3)	Assumes 1 month LIBOR stays at 5.320%, MTA stays at 5.014% and COFI stays at 4.396%.
(4)	Assumes proceeds from Yield Maintenance Agreement are included.

Percent of Original Certificate Principal Balance Outstanding (1)

	Class 2A-1A, Class 2A-1B and Class 2A-1C Certificates
	Prepayment Scenario (Percentage of CPR)

Distribution Date	15%	20%	25%	30%	40%
Initial Percentage	100	100	100	100	100
April 19, 2008	88	82	76	70	59
April 19, 2009	76	66	57	48	32
April 19, 2010	65	52	41	31	14
April 19, 2011	53	39	29	22	12
April 19, 2012	43	29	21	15	7
April 19, 2013	34	23	16	10	4
April 19, 2014	30	20	13	8	3
April 19, 2015	26	16	9	5	1
April 19, 2016	21	12	7	4	1
April 19, 2017	18	10	5	3	*
April 19, 2018	15	8	4	2	0
April 19, 2019	13	6	3	1	0
April 19, 2020	10	5	2	*	0
April 19, 2021	9	4	1	*	0
April 19, 2022	7	3	1	0	0
April 19, 2023	6	2	*	0	0
April 19, 2024	5	2	*	0	0
April 19, 2025	4	1	0	0	0
April 19, 2026	3	1	0	0	0
April 19, 2027	3	*	0	0	0
April 19, 2028	2	*	0	0	0
April 19, 2029	2	0	0	0	0
April 19, 2030	1	0	0	0	0
April 19, 2031	1	0	0	0	0
April 19, 2032	1	0	0	0	0
April 19, 2033	*	0	0	0	0
April 19, 2034	*	0	0	0	0
April 19, 2035	0	0	0	0	0
April 19, 2036	0	0	0	0	0
April 19, 2037	0	0	0	0	0

Weighted Average Life
Years to Maturity	5.87	4.31	3.34	2.68	1.82
Years to Optional Termination	5.49	4.00	3.09	2.47	1.68
(1)  Rounded to the nearest whole percentage.

*Balance is greater than zero but less than 0.5%

HarborView Mortgage Pass-Through Certificates
Series 2007-3

Preliminary Marketing Materials

$63,891,000 (Approximate)

The issuer has filed a registration statement (including a base prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest in this offering, you should read the base prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov<http://www.sec.gov/>. Alternatively, RBS Greenwich Capital will arrange to send you the base prospectus at no charge if you request it by calling 1-866-884-2071 or emailing offeringmaterials@rbsgc.com.

This free writing prospectus is being delivered to you solely to provide you with information about the offering and to solicit an offer to purchase the offered securities. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase such securities. Any such commitment shall be subject to the conditions specified below.

This free writing prospectus is not required to contain all of the information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase the offered securities, supersedes any prior version of this free writing prospectus and any information contained in any prior similar free writing prospectus relating to these securities. If a preliminary prospectus is conveyed to you prior to your commitment to purchase, that document supersedes all other information provided to you concerning the offered securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The securities referred to in this free writing prospectus are being offered when, as and if issued. The issuer is not obligated to issue any such securities or any similar securities, and all or a portion of the securities may not be issued that have the characteristics described herein. The underwriters' obligation to deliver such securities is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of the securities having the characteristics described herein. If, for any reason, the issuer does not deliver such securities, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

For asset-backed and mortgage-backed securities: Certain of the information contained herein may be based on numerous assumptions (including preliminary assumptions about the pool assets and structure), which may not be specifically identified as assumptions in the information. Any such information or assumptions are subject to change. The information in this free writing prospectus may reflect assumptions specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any assumptions specifically required by you.

Any legends, disclaimers or other notices that may appear below or on any electronic communication to which this free writing prospectus is attached which state that (1) these materials do not constitute an offer (or a solicitation of an offer), (2) no representation is made as to the accuracy or completeness of these materials and that these materials may not be updated or (3) these materials may be confidential are not applicable to this communication and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of this communication having been sent via Bloomberg or another system.

FOR ADDITIONAL INFORMATION PLEASE CALL

RBS Greenwich Capital

Asset Backed Finance
Shakti Radhakishun	(203) 618-2225
Michael McKeever	(203) 618-2237
Sean Curran	(203) 618-2426

Trading
Johan Eveland	(203) 625-6160
Jesse Litvak	(203) 625-6160
Stu Kronick	(203) 618-6160

Analytics
Jim Doherty	(203) 618-5655
Bill O’Brien	(203) 618-3856

Rating Agency Contacts

Standard & Poor’s
Todd Niemy	(212) 438-2494

Moody’s
Anthony DeShetler	(201) 915-8306

Fitch
Lori Samuels	(212) 908-0264

Preliminary Term Sheet	Date Prepared: April 16, 2007

HarborView Mortgage Loan Trust 2007-3

Mortgage Loan Pass-Through Certificates, Series 2007-3

$63,891,000 (Approximate, Subject to +/- 20% Variance)

Publicly Offered Certificates
Adjustable Rate Residential Mortgage Loans

Class	Balance ($)(1)	WAL (Yrs) (Call/Mat) (2)	Pymt Window (Mths) (Call/Mat) (2)	Pass-Through Rates	Tranche Type	Assumed Final Distribution Date	Expected Ratings S&P/Moody’s/Fitch
1A-1(3)	$278,511,000			Floater	Senior	April 2037	AAA/Aaa/AAA
2A-1A(3)	$258,193,000			Floater	Super Senior	April 2037	AAA/Aaa/AAA
2A-1B(3)	$107,580,000			Floater	Senior Mezz	April 2037	AAA/Aaa/AAA
2A-1C(3)	$64,548,000			Floater	Senior Mezz	April 2037	AAA/Aaa/AAA
B-1 (4)	$37,772,000	6.04 / 6.52	44-100 / 44-161	Floater	Subordinate	April 2037	NR/Aaa/NR
B-2 (4)	$14,868,000			Floater	Subordinate	April 2037	AA-/Aa2/AA
B-3 (4)	$8,036,000	6.03 / 6.34	44-100 / 44-130	Floater	Subordinate	April 2037	NR/Aa3/AA-
B-4 (4)	$6,832,000	6.02 / 6.25	44-100 / 44-121	Floater	Subordinate	April 2037	NR/A1/A+
B-5 (4)	$6,831,000	6.02 / 6.12	44-100 / 44-112	Floater	Subordinate	April 2037	NR/A2/A
B-6 (4)	$4,420,000	5.95 / 5.95	44-100 / 44-101	Floater	Subordinate	April 2037	NR/A3/A-
B-7 (4)	$4,018,000			Floater	Subordinate	April 2037	NR/Baa1/BBB+
B-8 (4)	$4,018,000			Floater	Subordinate	April 2037	NR/Baa3/BBB-
B-9 (4)	$4,018,000			Floater	Subordinate	April 2037	NR/Ba1/BB+
Total	$799,645,000

(1)
Distributions on the Class 1A-1 Certificates generally will be derived from the Group 1 Mortgage Loans (as described herein) and distributions on the Class 2A-1A, Class 2A-1B and Class 2A-1C Certificates generally will be derived from the Group 2 Mortgage Loans (as described herein). Distributions on the Subordinate Certificates will be derived from all the Mortgage Loans (as described herein). Class sizes are subject to final collateral and rating agency approval and are subject to a +/-20% variance.

(2)	The WAL and Payment Windows to Call for the Offered Certificates are shown to the first possible Optional Termination Date (as described herein).

(3)
The Senior Certificates will have a Pass-Through Rate equal to the least of (i) One-Month LIBOR plus a related margin (which margin will double after the first possible Optional Termination Date), (ii) the Net WAC Cap and (iii) the Net Maximum Rate Cap.

(4)
The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8 and Class B-9 Certificates will have a Pass-Through Rate equal to the least of (i) One-Month LIBOR plus a margin (which margin will be multiplied by 1.5 after the first possible Optional Termination Date), (ii) the Net WAC Cap and (iii) the Net Maximum Rate Cap.

Depositor:	Greenwich Capital Acceptance, Inc.

Underwriter:	Greenwich Capital Markets, Inc.

Originator:
It is expected that at the end of the Pre-funding Period the originators accounting for more than 10% of the Mortgage Loans will be BankUnited, FSB ([35.27]%), Paul Financial LLC ([12.20]%) and Suntrust Mortgage, Inc. ([11.86]%). At the end of the Pre-funding Period, it is expected that no other originator will account for more than 10% of the total Mortgage Loans.

Trustee:	Wells Fargo Bank, NA.

Servicer:	GMAC Mortgage, LLC.

Credit Risk Manager:	Clayton Fixed Income Services Inc. formerly known as The Murrayhill Company.

Additional Disclosure:	For additional disclosure on (a) the Originators and their Underwriting Guidelines, (b) the Master Servicer, (c) the Servicer and (d) the Custodian and Trustee, refer to Exhibit A.

Rating Agencies:
S&P, Fitch and Moody’s will rate the Senior Certificates. Fitch and Moody’s will rate the Subordinate Certificates. It is expected that the Certificates will be assigned the credit ratings on page 1 of this Preliminary Term Sheet.

Cut-off Date:	For each Mortgage Loan, generally the later of (i) the close of business on April 1, 2007, and (ii) the date as specified in the related subsequent transfer instrument.

Expected Pricing Date:	The week of April 2, 2007.

Closing Date:	April 27, 2007.

Distribution Date:	The 19st day of each month (or if such day is not a business day, the next succeeding business day), commencing in May 2007.

Certificates:
The “Senior Certificates” will consist of the Class 1A-1 Certificates (the “Group 1 Certificates”) and the Class 2A-1A, Class 2A-1B and Class 2A-1C Certificates (the “Group 2 Certificates”). The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8 and Class B-9 Certificates. The Class B-1, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates are collectively referred to herein as the “Offered Certificates”. The Senior Certificates and Subordinate Certificates are collectively referred to herein as the “Certificates”.

The trust will also issue the Class C, Class P, Class ES and Class R Certificates, none of which will be publicly offered.

Accrued Interest:	The Certificates will settle flat.

Interest Accrual Period:
The interest accrual period for each Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

Registration:	The Certificates will be made available in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and the Euroclear system.

Federal Tax Treatment:	It is anticipated that the Certificates will represent ownership of REMIC regular interests.

ERISA Eligibility:
The Class 1A-1 and Class 2A-1A Certificates are expected to be ERISA eligible, provided the purchase and holding of such certificates is eligible for exemptive relief under an investor-based or statutory exemption. The Certificates, other than the 1A-1 and Class 2A-1A Certificates are eligible to be purchased by plan investors that are contained in insurance company general accounts. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA Treatment:	The Class B-1, Class B-2, Class B-3 and Class B-4 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination
Date:
The terms of the transaction allow for the purchase by the Master Servicer of all the Mortgage Loans and other property of the trust (the “Optional Termination Date”) which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [10]% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) amounts in the Pre-Funding Accounts as of the Closing Date.

Pricing Prepayment
Speed:	25% CPR

Statistical Mortgage
Loans:
The information set forth herein with respect to the mortgage loans, is expected to be representative of the characteristics of the mortgage loans that will be included in the trust on the Closing Date with an aggregate principal balance of approximately $500,091,989 (the “Initial Mortgage Loans”) and that are expected to be added as Subsequent Mortgage Loans to the trust during the Pre-funding Period with an aggregate principal balance of approximately $303,572,138 (the “Subsequent Mortgage Loans”). Solely for determining the principal balances of the Offered Certificates in order to minimize the variance of the principal balance of the Offered Certificates as of the Closing Date, it is estimated but not guaranteed that the aggregate principal balance of the Mortgage Loans will be approximately $803,664,128 as of the related Cut-off Date. It is not expected that the initial principal balance of any class of Offered Certificates (as shown on the fourth page) will increase or decrease by more than 20% by the Closing Date.

Mortgage Loans:
The mortgage loans transferred to the trust on the Closing Date and during the Pre-funding Period, consist of adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $803,664,128 (the “Mortgage Loans”). All of the Mortgage Loans are Negative Amortization Loans as defined herein. It is expected that the statistics of the Mortgage Loans will be substantially similar to the mortgage loan statistics shown herein. For more information please see attached collateral descriptions for the Mortgage Loans.

The “Group 1 Mortgage Loans” consist of conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of 30 or 40 years and an aggregate principal balance as of the Cut-off Date of approximately $315,772,525. The “Group 2 Mortgage Loans” consist of conforming and non-conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of 30 or 40 years and an aggregate principal balance as of the Cut-off Date of approximately $487,891,603. Substantially all of the Group 1 and Group 2 Mortgage Loans either accrue interest at a mortgage rate which adjusts monthly or semi-annually after an initial fixed rate.

Approximately 98.64% of the Statistical Mortgage Loans have an initial fixed rate period of 1 or 3 months and subsequently adjust on a monthly basis.

Generally, all of the Mortgage Loans adjust based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”), One Month LIBOR (“One Month LIBOR”) or COFI.

Negative Amortization
Loans:
“Negative Amortization Loans” are mortgage loans for which the minimum monthly payment amount for a term specified in the related mortgage note is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan. If a borrower elects to pay only the minimum monthly payment, the deficient interest amount is added to the unpaid principal balance of such mortgage loan. A borrower may elect to pay only the minimum monthly payment for a term specified in the related mortgage note subject to adjustment under the following conditions: (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.500% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (generally 110%, 115%, 120% or 125%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the monthly payment will be recast without regard to the limitation in clause (i) to either (a) amortize fully the then unpaid principal balance over the remaining term to maturity or (b) equal the interest only payment for such loan, calculated at the then applicable rate, based on the related Index rate and margin.

Pre-Funding Amount:
On the Closing Date, the Seller will deposit approximately $303,572,138 (the “Pre-funding Amount”), which will consist of approximately $164,635,777 deposited into an account (the “Group 1 Pre-Funding Account”) to purchase subsequent Group 1 Mortgage Loans and approximately $138,936,361 deposited into an account (the “Group 2 Pre-Funding Account”; and together with the Group 1 Pre-Funding Account, the “Pre-Funding Accounts”) to purchase subsequent Group 2 Mortgage Loans. Funds on deposit in the Pre-funding Accounts will be used from time to time to acquire “Subsequent Mortgage Loans” during the Pre-funding Period.

The “Pre-funding Period” commences on the Closing Date and ends on the earlier of (i) the date on which the amount on deposit in the Pre-funding Account is less than $10,000 and (ii) May 27, 2007. If necessary, a capitalized interest account deposit will be made by the Depositor to cover any interest shortfalls during the Pre-funding Period.

To the extent that the trust does not fully use amounts on deposit in the Pre-funding Accounts to purchase Subsequent Mortgage Loans by the end of the Pre-funding Period, the trust will apply the remaining amounts as a prepayment of principal to the related Offered Certificates on the Distribution Date immediately following the end of the Pre-funding Period. Although no assurance is possible, it is not anticipated that a material amount of principal will be prepaid on the Offered Certificates from amounts in the Pre-funding Accounts.

Net Mortgage Rate:	The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the Trust Expense Fee Rate, and on or after the 121st Distribution Date, the Final Maturity Reserve Rate.

Net WAC Cap:	The “Net WAC Cap” for the Certificates is equal to the weighted average Net Mortgage Rates of the related Mortgage Loans, adjusted for the related accrual period.

Net Maximum Rate:
The “Net Maximum Rate” with respect to each Mortgage Loan is equal to the maximum mortgage rate less the Trust Expense Fee Rate, and on or after the 121st Distribution Date, the Final Maturity Reserve Rate.

Net Maximum Rate Cap:	The “Net Maximum Rate Cap” for the each of the Certificates is equal to the Net WAC Cap computed by assuming each Mortgage Loan accrued interest at its Net Maximum Rate.

Trust Expense
Fee Rate:	The sum of the Servicing Fee Rate, Master Servicing Fee Rate, Credit Risk Manager Fee Rate and the LPMI Fee Rate, if any.

Servicing Fee Rate:
Each servicer will be paid a monthly fee (a “Servicing Fee”) with respect to each mortgage loan it services. The Servicing Fee will be calculated at a per annum rate (the “Servicing Fee Rate”) of the outstanding principal balance of each mortgage loan as of the first day of the related due period. For each Mortgage Loan, the Servicing Fee Rate will equal 0.375%.

Trustee Fee Rate:	For each Mortgage Loan the Trustee Fee Rate will equal 0.0025%. The Custodian will be paid by the Trustee.

Credit Risk Manager Fee
Rate:	For each Mortgage Loan the Credit Risk Manager Fee Rate will equal 0.005%.

Basis Risk Shortfalls:	With respect to any Distribution Date, each class of Certificates will be entitled to the “Basis Risk Shortfalls” for such class which will equal the sum of:

(i)
the excess, if any, of the amount of interest that such class would have been entitled to receive if the pass-through rate for such class were calculated without regard to clause (ii) in the definition thereof, over the actual amount of interest such class is entitled to receive for such Distribution Date,

(ii)	any excess described in clause (i) above remaining unpaid from prior Distribution Dates; and

(iii)
interest for the applicable interest accrual period on the amount described in clause (ii) above based on the applicable pass-through rate determined without regard to clause (ii) in the definition thereof.

Adjusted Cap Rate:
The “Group 1 Adjusted Cap Rate” for the Class 1A-1 Certificates and for any Distribution Date equals the Net WAC Cap computed by first reducing the Net WAC by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 1 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the related due period.

The “Group 2 Adjusted Cap Rate” for the Class 2A-1A, Class 2A-1B and Class 2A-1C Certificates and for any Distribution Date equals the Net WAC Cap computed by first reducing the Net WAC by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 2 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the related due period.

The “Subordinate Adjusted Cap Rate” for the Subordinate Certificates and for any Distribution Date equals the weighted average of the Group 1 Adjusted Cap Rate and the Group 2 Adjusted Cap Rate for such Distribution Date, weighted in each case based on the applicable Subordinate Component for each mortgage loan group.

The “Subordinate Component” for either mortgage loan group and any Distribution Date is the excess, if any, of the aggregate principal balance of the related mortgage loans as of the first day of the related due period over the aggregate certificate principal balance of the Senior Certificates related to such mortgage loan group immediately prior to such Distribution Date.

Deferred Interest:
The Mortgage Loans may experience negative amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage Loan. Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan (“Deferred Interest”).

Net Deferred Interest:
The “Net Deferred Interest” for any Distribution Date and mortgage loan group is the excess, if any, of Deferred Interest for the related due period and mortgage loan group over voluntary principal prepayments for the related prepayment period and mortgage loan group.

For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class, of (i) the current interest accrued at the applicable pass-through rate for such class, over (ii) the amount of current interest that would have accrued had the Pass-Through Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date. The Net Deferred Interest allocable to each class of Certificates will reduce the amount of interest distributable on such class and such Net Deferred Interest will be added to the principal balance of such class of Certificates.

Credit Enhancement:	Series 2007-3 is an “Overcollateralization Series” as defined in the accompanying terms sheet supplement. Credit enhancement consists of the following:

1) Net Monthly Excess Cashflow;
2) Overcollateralization Amount;
3) Subordination; and
4) Yield Maintenance Agreement.

Yield Maintenance
Agreement:
On the Closing Date, the trust, on behalf of a separate trust, will enter into the “Yield Maintenance Agreement” to make payments based upon the priority of cashflows described within the Yield Maintenance Agreement Account herein. On each Distribution Date, the counterparty to the Yield Maintenance Agreement will be obligated to make a payment to the trust equal to the product of (a) the excess, if any, of (i) One Month LIBOR, subject to the maximum rate set forth for such Distribution Date over (ii) the strike price for such Distribution Date specified on the Yield Maintenance Agreement Schedule herein, and (b) the lesser of (i) the notional balance for such Distribution Date specified on the Yield Maintenance Agreement Schedule herein and (ii) the outstanding balance of the Certificates, for such Distribution Date and (c) the actual number of days in the related Interest Accrual Period divided by 360. The Yield Maintenance Agreement will terminate after the Distribution Date in April 2017.

Net Monthly
Excess Cashflow:
The “Net Monthly Excess Cashflow” For any Distribution Date is equal to the sum of (a) any Overcollateralization Release Amount and (b) the excess of (x) the Available Funds for such Distribution Date over (y) the sum for such Distribution Date of (A) the Monthly Interest Distributable Amounts for the Certificates, (B) the Unpaid Interest Shortfall Amounts for the Class 1A-1, Class 2A-1A, Class 2A-1B and Class 2A-1C Certificates and (C) the Principal Remittance Amount.

Overcollateralization
Amount:
The “Overcollateralization Amount” is equal to the excess of (i) the sum of (a) the aggregate principal balance of the Initial Mortgage Loans and (b) amounts in the Pre-Funding Account over (ii) the aggregate principal balance of the Certificates, expressed as a percentage of the aggregate Mortgage Loan balance. On the Closing Date, the Overcollateralization Amount will be equal to approximately 0.50%.

Interest Remittance
Amount:
For any Distribution Date and either mortgage loan group, the portion of the related available funds for such Distribution Date attributable to interest received or advanced with respect to the Mortgage Loans in such mortgage loan group.

Final Maturity Reserve
Deposit Amount:
The Final Maturity Reserve Deposit Amount for each Distribution Date is an amount equal to the lesser of (x) the product of (i) the Final Maturity Reserve Rate divided by 12 and (ii) the aggregate stated principal balance of all the Mortgage Loans and (y) the Interest Remittance Amount before taking into account any distribution under "Priority of Distributions-Interest Distributions" herein and after the distribution of certain fees and expenses of the trust. No deposit is required if the balance of the Mortgage Loans having 40-year original terms to maturity, on each Distribution Date is less than or equal to the aggregate principal balance set forth in Final Maturity Reserve Schedule for that Distribution Date.

Final Maturity Reserve
Trust:
The Final Maturity Reserve Trust will hold the final maturity reserve account for the benefit of the certificateholders. On each Distribution Date on and after the Distribution Date in May 2017 (the “121st Distribution Date”) period up to the earlier of (i) the final scheduled Distribution Date and (ii) the termination of the trust, if the aggregate stated principal balance of the Mortgage Loans having 40-year original terms to maturity at the end of the related due period is greater than the aggregate principal balance set forth in Final Maturity Reserve Schedule for that Distribution Date (the “Final Maturity Reserve Amount Distribution Date”), the Trustee will deposit into the final maturity reserve account the Final Maturity Reserve Fund Deposit Amount. On the earlier of (i) the final scheduled Distribution Date and (ii) the termination of the trust, any amounts on deposit in the final maturity reserve account will be applied as payment of principal or interest as described herein.

Final Maturity Reserve
Rate:
A per annum rate equal to the product of (i) 1.00% and (ii) a fraction equal to the numerator of which is the Stated Principal Balance of the Mortgage Loans having 40-year original terms to maturity and the denominator of which is aggregate Stated Principal Balance of the Mortgage Loans.

Overcollateralization
Target Amount:	On any Distribution Date, the “Overcollateralization Target Amount” is equal to:
(i)	prior to the Stepdown Date, 0.50% of the sum of (i) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and (ii) amounts in the Pre-Funding Accounts as of the Closing Date;
(ii)	on or after the Stepdown Date, if no Trigger Event has occurred and is continuing, the greater of:
(a)
1.25% of the current principal balance of the Mortgage Loans prior to the Distribution Date in May 2013 and 1.00% of the current principal balance of the Mortgage Loans on or after the Distribution Date in May 2013;

(b)	0.50% of the sum of (i) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and (ii) amounts in the Pre-Funding Accounts as of the Closing Date (the “OC Floor”); and
(iii)	during the occurrence and continuation of a Trigger Event, the Overcollateralization Target Amount as of the previous Distribution Date.

Stepdown Date:	The earlier to occur of
(i) the Distribution Date following the Distribution Date in which the principal balance of the Senior Certificates has been reduced to zero; and
(ii) the later to occur of
a.	the Distribution Date occurring in May 2010; and
b.
the first Distribution Date on which the Credit Enhancement Percentage for the Senior Certificates is greater than or equal to (i) prior to the Distribution Date in May 2013, 29.500% and (ii) on or after the Distribution Date in May 2013, 23.600%.

Trigger Event:
A “Trigger Event” is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the percentage of Mortgage Loans that are delinquent 60 days or more exceeds [40.14]% of the current Credit Enhancement Percentage of the Senior Certificates or (ii) cumulative realized losses for the related Distribution Date as a percentage of the of the sum of (a) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and (b) amounts in the Pre-Funding Accounts as of the Closing Date for the related Distribution Date are greater than:

Distribution Date	Percentage
May 2009 - April 2010	[0.25% for the first month plus an additional 1/12th of [0.35]% for each month thereafter
May 2010 - April 2011	[0.60]% for the first month plus an additional 1/12th of [0.55]% for each month thereafter
May 2011 - April 2012	[1.05]% for the first month plus an additional 1/12th of [0.45]% for each month thereafter
May 2012 - April 2013	[1.50]% for the first month plus an additional 1/12th of [0.55]% for each month thereafter
May 2013 - April 2014	[2.05]% for the first month plus an additional 1/12th of [0.20]% for each month thereafter
May 2014 and thereafter	[2.25]%

Credit Enhancement
Percentage:
The “Credit Enhancement Percentage” for any Distribution Date and any class of Certificates is equal to (i) the sum of (a) the aggregate Class Principal Balance of the classes of Certificates subordinate to such class of Certificates and (b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans.

	Ratings (S/M/F)	Initial Credit Enhancement Percentage	Target Credit Enhancement Percentage before May 2013 or Stepdown Date	Target Credit Enhancement Percentage on or after May 2013 or Stepdown Date
Senior	AAA/Aaa/AAA	11.800%	29.500%	23.600%
B-1	NR/Aaa/NR	7.100%	17.750%	14.200%
B-2	AA-/Aa2/AA	5.250%	13.125%	10.500%
B-3	NR/Aa3/AA-	4.250%	10.625%	8.500%
B-4	NR/A1/A+	3.400%	8.500%	6.800%
B-5	NR/A2/A	2.550%	6.375%	5.100%
B-6	NR/A3/A-	2.000%	5.000%	4.000%
B-7	NR/Baa1/BBB+	1.500%	3.750%	3.000%
B-8	NR/Baa3/BBB-	1.000%	2.500%	2.000%
B-9	NR/Ba1/BB+	0.500%	1.250%	1.000%

Allocation of
Realized Losses:
Any realized losses on the Mortgage Loans will be allocated as follows: first to Net Monthly Excess Cashflow, second to payments received under the Yield Maintenance Agreement, third to overcollateralization, and then to the Subordinate Certificates in reverse order of their numerical designations, in each case until the related class principal balance has been reduced to zero; and then to the Senior Certificates as follows:

1.	Any remaining realized losses on the Group 1 Mortgage Loans will be allocated to the Class 1A-1 Certificates, until its class principal balance has been reduced to zero.
2.
Any remaining realized losses on the Group 2 Mortgage Loans will be allocated to the Class 2A-1A, Class 2A-1B and Class 2A-1C Certificates, until the related class principal balance has been reduced to zero, provided however, that all realized losses allocable to the Class 2A-1A, Class 2A-1B and Class 2A-1C Certificates will be allocated sequentially, first to the Class 2A-1C Certificates, second to the Class 2A-1B Certificates and third to the Class 2A-1A Certificates, in that order, until the related class principal balance has been reduced to zero.

Senior Principal
Distribution Amount:
For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event has not occurred or is not continuing with respect to such Distribution Date, will be the lesser of (a) the sum of the Principal Distribution Amounts for each mortgage loan group and (b) the excess of the (x) the aggregate Class Principal Balance of the Senior Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) for each Distribution Date prior to May 2013, 70.500% and thereafter 76.400% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment period) minus the OC Floor.

Class B-1 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date) and (ii) the Class Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (x) 100% minus (y) the related Target Credit Enhancement Percentage for such Distribution Date and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the OC Floor.

Class B-2 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Class Principal Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date) and (iii) the Class Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (x) 100% minus (y) the related Target Credit Enhancement Percentage for such Distribution Date and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the OC Floor.

Class B-3 Principal
Distribution Amount:         For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1 and Class B-2 Certificates (after taking into account the distribution of the related Principal Distribution Amounts for such classes on such Distribution Date) and (iii) the Class Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (x) 100% minus (y) the related Target Credit Enhancement Percentage for such Distribution Date and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the OC Floor.

Class B-4 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1, Class B-2 and Class B-3 Certificates (after taking into account the distribution of the related Principal Distribution Amounts for such classes on such Distribution Date) and (iii) the Class Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (x) 100% minus (y) the related Target Credit Enhancement Percentage for such Distribution Date and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the OC Floor.

Class B-5 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-5 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates (after taking into account the distribution of the related Principal Distribution Amount for such classes on such Distribution Date) and (iii) the Class Principal Balance of the Class B-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (x) 100% minus (y) the related Target Credit Enhancement Percentage for such Distribution Date and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the OC Floor.

Class B-6 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-6 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates (after taking into account the distribution of the related Principal Distribution Amount for such classes on such Distribution Date) and (iii) the Class Principal Balance of the Class B-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (x) 100% minus (y) the related Target Credit Enhancement Percentage for such Distribution Date and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the OC Floor.

Class B-7 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-7 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (after taking into account the distribution of the related Principal Distribution Amount for such classes on such Distribution Date) and (iii) the Class Principal Balance of the Class B-7 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (x) 100% minus (y) the related Target Credit Enhancement Percentage for such Distribution Date and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the OC Floor.

Class B-8 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-8 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates (after taking into account the distribution of the related Principal Distribution Amount for such classes on such Distribution Date) and (iii) the Class Principal Balance of the Class B-8 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (x) 100% minus (y) the related Target Credit Enhancement Percentage for such Distribution Date and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the OC Floor.

Class B-9 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-9 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7 and Class B-8 Certificates (after taking into account the distribution of the related Principal Distribution Amount for such classes on such Distribution Date) and (iii) the Class Principal Balance of the Class B-9 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (x) 100% minus (y) the related Target Credit Enhancement Percentage for such Distribution Date and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the OC Floor.

Priority of
Distributions:
Available funds from the Mortgage Loans will be distributed as follows:

Interest Distributions

1.	on the 121st Distribution Date and on each Distribution Date thereafter, the amount required to be deposited in the Final Maturity Reserve Fund;

2.
from the Interest Remittance Amount for the related mortgage loan group, to the holders of the Class 1A-1, Class 2A-1A, Class 2A-1B and Class 2A-1C Certificates, as applicable, the related Monthly Interest Distributable Amount and the related Unpaid Interest Shortfall Amount, if any, to which each such class is entitled, provided that if the Interest Remittance Amount for the Group 1 Mortgage Loans is insufficient to pay the Class 1A-1 Certificates the related Monthly Interest Distributable Amount, the Trustee will withdraw such insufficient amount from the Interest Remittance Amount for the Group 2 Mortgage Loans after distributions are made of the Monthly Interest Distributable Amount to the Class 2A-1A, Class 2A-1B and Class 2A-1C Certificates, and if the Interest Remittance Amount for the Group 2 Mortgage Loans is insufficient to pay the Class 2A-1A, Class 2A-1B and Class 2A-1C Certificates the related Monthly Interest Distributable Amount, the Trustee will withdraw such insufficient amount from the Interest Remittance Amount for the Group 1 Mortgage Loans after distributions are made of the Monthly Interest Distributable Amount to the Class 1A-1 Certificates. In certain circumstances, interest funds will be distributed to the Senior Certificates from the unrelated mortgage loan group to the extent is was not received from the related mortgage loan group;

3.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-1 Certificates, the related Monthly Interest Distributable Amount;

4.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-2 Certificates, the related Monthly Interest Distributable Amount;

5.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-3 Certificates, the related Monthly Interest Distributable Amount;

6.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-4 Certificates, the related Monthly Interest Distributable Amount;

7.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-5 Certificates, the related Monthly Interest Distributable Amount;

8.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-6 Certificates, the related Monthly Interest Distributable Amount;

9.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-7 Certificates, the related Monthly Interest Distributable Amount;

10.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-8 Certificates, the related Monthly Interest Distributable Amount;

11.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-9 Certificates, the related Monthly Interest Distributable Amount; and

12.	for application as part of Net Monthly Excess Cashflow for such Distribution Date.

Principal Distributions

(i)
On each Distribution Date (a) prior to the applicable Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the Principal Distribution Amount will be distributed in the following order of priority:

1.	first, from the related Principal Distribution Amount as follows:

a.	from the Principal Distribution Amount for group 1, to the Class 1A-1 Certificates until their Class Principal Balance is reduced to zero; and

b.
from the Principal Distribution Amount for group 2, concurrently and on a pro-rata basis to the Class 2A-1A, Class 2A-1B and Class 2A-1C Certificates, based on their respective Class Principal Balances, until their respective Class Principal Balances are reduced to zero;

2.	second, from the Principal Distribution Amount for both mortgage loan groups:

a.	first, to the holders of the Class B-1 Certificates, until the Class Principal Balance thereof has been reduced to zero;

b.	second, to the holders of the Class B-2 Certificates, until the Class Principal Balance thereof has been reduced to zero;

c.	third, to the holders of the Class B-3 Certificates, until the Class Principal Balance thereof has been reduced to zero;

d.	fourth, to the holders of the Class B-4 Certificates, until the Class Principal Balance thereof has been reduced to zero;

e.	fifth, to the holders of the Class B-5 Certificates, until the Class Principal Balance thereof has been reduced to zero;

f.	sixth, to the holders of the Class B-6 Certificates, until the Class Principal Balance thereof has been reduced to zero;

g.	seventh, to the holders of Class B-7 Certificates, until the Class Principal Balance thereof has been reduced to zero;

h.	eighth, to the holders of Class B-8 Certificates, until the Class Principal Balance thereof has been reduced to zero;

i.	ninth, to the holders of Class B-9 Certificates, until the Class Principal Balance thereof has been reduced to zero; and

j.	tenth, for application as part of Net Monthly Excess Cashflow for such Distribution Date.

(ii)
On each Distribution Date (a) on or after the applicable Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the Principal Distribution Amount will be distributed in the following amounts and order of priority:

1.
first, from the related Principal Distribution Amount such that each class of Senior Certificates will have at least 70.500% credit enhancement if the Stepdown Date is reached prior to the Distribution Date in May 2013 or 76.400% credit enhancement if the Stepdown Date is reached on or after the Distribution Date in May 2013, as follows:

a.	from the Principal Distribution Amount for group 1, to the Class 1A-1 Certificates until their Class Principal Balance is reduced to zero; and

b.
from the Principal Distribution Amount for group 2, concurrently and on a pro-rata basis to the Class 2A-1A, Class 2A-1B and Class 2A-2C Certificates, based on their respective Class Principal Balances, until their respective Class Principal Balances are reduced to zero;

2.	second, from the Principal Distribution Amount for both mortgage loan groups:

a.	first, to the holders of the Class B-1 Certificates, the Class B-1 Principal Distribution Amount;

b.	second, to the holders of the Class B-2 Certificates, the Class B-2 Principal Distribution Amount;

c.	third, to the holders of the Class B-3 Certificates, the Class B-3 Principal Distribution Amount;

d.	fourth, to the holders of the Class B-4 Certificates, the Class B-4 Principal Distribution Amount;

e.	fifth, to the holders of the Class B-5 Certificates, the Class B-5 Principal Distribution Amount;

f.	sixth, to the holders of the Class B-6 Certificates, the Class B-6 Principal Distribution Amount;

g.	seventh, to the holders of the Class B-7 Certificates, the Class B-7 Principal Distribution Amount;

h.	eighth, to the holders of the Class B-8 Certificates, the Class B-8 Principal Distribution Amount;

i.	ninth, to the holders of the Class B-9 Certificates, the Class B-9 Principal Distribution Amount; and

j.	tenth, for application as part of Net Monthly Excess Cashflow for such Distribution Date.

Under certain limited circumstances such as when (i) the aggregate principal balance of any of the Senior Certificates related to each group have been reduced to zero or (ii) the aggregate principal balance of any of the Senior Certificates related to each group are undercollateralized, principal and/or interest from such related mortgage loan Group in case (i) or principal and interest from the other mortgage loan Group in the case (ii) will be used to make payments on the unrelated Senior Certificates.

Net Monthly Excess Cash
Flow Distributions:	On any Distribution Date, the Net Monthly Excess Cash Flow will be applied as set forth in the following order of priority:

1.
as part of the Principal Distribution Amount, to pay to the holders of the Senior and Subordinate Certificates in reduction of their certificate principal balances, the principal portion of realized losses previously allocated to reduce the certificate principal balance of any Senior and Subordinate Certificates and remaining unreimbursed, but only to the extent of subsequent recoveries;

2.
as part of the Principal Distribution Amount, to pay to the holders of the Senior and Subordinate Certificates in reduction of their certificate principal balances, the principal portion of realized losses incurred on the Mortgage Loans for the preceding calendar month;

3.	to pay the holders of the Senior and Subordinate Certificates as part of the Principal Distribution Amount, any overcollateralization increase amount;

4.
to pay the holders of Senior and Subordinate Certificates, the amount of any prepayment interest shortfalls allocated thereto for that Distribution Date, on a pro rata basis based on accrued certificate interest otherwise due thereon, to the extent not covered by the eligible servicing compensation on that Distribution Date;

5.
to pay to the holders of the Senior and Subordinate Certificates, any prepayment interest shortfalls remaining unpaid from prior Distribution Dates together with interest thereon, on a pro rata basis based on unpaid prepayment interest shortfalls previously allocated thereto;

6.
to pay to the holders of the Senior Certificates, on a pro rata basis, based on the amount of Basis Risk Shortfalls previously allocated thereto that remain unreimbursed, and then the Subordinate Certificates, in the order of payment priority, the amount of any Basis Risk Shortfalls, remaining unpaid as of that Distribution Date;

7.
to pay to the holders of the Senior and Subordinate Certificates, the amount of any Relief Act Shortfalls allocated thereto, on a pro rata basis based on Relief Act Shortfalls allocated thereto for that Distribution Date;

8.
to pay to the holders of the Senior Certificates, on a pro rata basis, based on the amount of realized losses previously allocated thereto that remain unreimbursed and then to the Subordinate Certificates, in the order of payment priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

9.	to pay to the holders of the Class C Certificates and the Class R Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.

Yield Maintenance
Agreement Account:	Funds deposited into Yield Maintenance Agreement Account on a Distribution Date will include the payments received from the Counterparty for such Distribution Date.

On each Distribution Date, following the distribution of Excess Cashflow, payments made pursuant to the Yield Maintenance Agreement shall be distributed from the Yield Maintenance Agreement Account as follows:

(i)
to the Senior Certificates and then to the Subordinate Certificates, sequentially, any remaining Allocated Realized Loss Amounts; an amount equal to any unpaid remaining Basis Risk Shortfalls with respect to the Senior and Subordinate Certificates to such Certificates first, pro rata, to the Senior Certificates based on the remaining Basis Risk Shortfalls and second, sequentially, to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8 and Class B-9 Certificates.

(ii)	to the Senior Certificates, any unpaid interest, pro rata, including any accrued unpaid interest from a prior Distribution Date;

(iii)	to the Subordinate Certificates, sequentially, any unpaid interest, including any accrued unpaid interest from prior Distribution Dates;

(iv)
to the Senior Certificates and the Subordinate Certificates, any principal in accordance with the principal payment provisions described above under “Principal Distribution” in an amount necessary to maintain the applicable Overcollateralization Target Amount.

Yield Maintenance Agreement Schedule

Distribution Date	Balance ($)	Strike (%)	Ceiling (%)	Distribution Date	Balance ($)	Strike (%)	Ceiling (%)
12/19/2009	269,648,714.64	8.79383	8.99000	11/19/2013	31,487,001.01	3.71631	5.21631
1/19/2010	260,481,860.65	8.68925	8.99000	12/19/2013	29,930,036.62	3.72362	5.22362
2/19/2010	251,625,992.09	8.57960	8.99000	1/19/2014	28,449,886.95	3.72941	5.22941
3/19/2010	243,070,573.74	8.46676	8.99000	2/19/2014	27,042,559.05	3.73361	5.23361
4/19/2010	234,805,409.57	8.34834	8.99000	3/19/2014	25,704,376.17	3.73614	5.23614
5/19/2010	226,820,664.77	7.98045	8.99000	4/19/2014	24,432,239.92	3.73694	5.23694
6/19/2010	219,106,839.96	7.97352	8.99000	5/19/2014	23,222,915.20	3.73639	5.23639
7/19/2010	211,654,757.17	7.95929	8.99000	6/19/2014	22,073,412.49	3.73639	5.23639
8/19/2010	204,455,549.07	7.93662	8.99000	7/19/2014	20,980,774.26	3.73748	5.23748
9/19/2010	197,500,648.36	7.90536	8.99000	8/19/2014	19,942,189.35	3.73970	5.23970
10/19/2010	190,781,777.72	7.86535	8.99000	9/19/2014	18,954,985.12	3.74311	5.24311
11/19/2010	184,290,939.93	7.81742	8.99000	10/19/2014	18,016,618.87	3.49779	5.24779
12/19/2010	178,020,408.44	7.76041	8.99000	11/19/2014	17,124,665.87	3.50378	5.25378
1/19/2011	171,962,718.20	7.69433	8.99000	12/19/2014	16,276,753.17	3.51115	5.26115
2/19/2011	166,110,656.82	7.63531	8.99000	1/19/2015	15,470,715.37	3.51995	5.26995
3/19/2011	160,457,256.02	7.62151	8.99000	2/19/2015	14,704,363.76	3.53025	5.28025
4/19/2011	154,995,783.39	7.60426	8.99000	3/19/2015	13,975,690.41	3.54211	5.29211
5/19/2011	149,719,734.41	7.58635	8.99000	4/19/2015	13,283,027.87	3.55558	5.30558
6/19/2011	144,622,824.71	7.56810	8.99000	5/19/2015	12,624,603.78	3.57024	5.32024
7/19/2011	139,698,982.67	7.54907	8.99000	6/19/2015	11,998,790.56	3.58416	5.33416
8/19/2011	134,942,342.21	7.52922	8.99000	7/19/2015	11,403,973.89	3.59680	5.34680
9/19/2011	130,347,235.81	8.27099	8.99000	8/19/2015	10,838,619.13	3.60809	5.35809
10/19/2011	117,394,577.02	3.52214	5.02214	9/19/2015	10,301,267.37	3.61798	5.36798
11/19/2011	112,321,790.60	3.52803	5.02803	10/19/2015	9,790,530.76	3.62641	5.37641
12/19/2011	107,149,293.23	3.53323	5.03323	11/19/2015	9,305,085.91	3.63331	5.38331
1/19/2012	101,791,501.81	3.53768	5.03768	12/19/2015	8,843,637.44	3.63862	5.38862
2/19/2012	96,023,673.16	3.54133	5.04133	1/19/2016	8,405,005.04	3.64228	5.39228
3/19/2012	89,971,592.88	3.54412	5.04412	2/19/2016	7,987,996.35	3.64424	5.39424
4/19/2012	84,251,425.85	3.54600	5.04600	3/19/2016	7,591,517.14	3.64443	5.39443
5/19/2012	79,166,771.96	3.54724	5.04724	4/19/2016	7,214,652.36	3.64278	5.39278
6/19/2012	74,770,060.19	3.54903	5.04903	5/19/2016	6,856,438.40	3.63974	5.38974
7/19/2012	70,897,493.20	3.55176	5.05176	6/19/2016	6,515,985.86	3.63723	5.38723
8/19/2012	67,346,980.23	3.55549	5.05549	7/19/2016	6,192,414.38	3.63579	5.38579
9/19/2012	64,017,259.68	3.56028	5.06028	8/19/2016	5,884,886.36	3.63547	5.38547
10/19/2012	60,855,567.80	3.56621	5.06621	9/19/2016	5,592,607.10	3.63630	5.38630
11/19/2012	57,849,882.33	3.57335	5.07335	10/19/2016	5,314,820.46	3.63834	5.38834
12/19/2012	54,992,368.70	3.58176	5.08176	11/19/2016	5,050,805.31	3.64164	5.39164
1/19/2013	52,275,743.56	3.59151	5.09151	12/19/2016	4,799,858.08	3.64623	5.39623
2/19/2013	49,692,806.18	3.60267	5.10267	1/19/2017	4,561,276.78	3.65218	5.40218
3/19/2013	47,236,844.78	3.61531	5.11531	2/19/2017	4,334,443.94	3.65952	5.40952
4/19/2013	44,902,017.06	3.62950	5.12950	3/19/2017	4,118,809.08	3.66831	5.41831
5/19/2013	42,682,372.50	3.64487	5.14487	4/19/2017	3,913,852.76	3.67858	5.42858
6/19/2013	40,572,390.03	3.65968	5.15968	5/19/2017	N/A	N/A	N/A
7/19/2013	38,566,657.50	3.67343	5.17343
8/19/2013	36,660,028.72	3.68605	5.18605
9/19/2013	34,847,610.44	3.69745	5.19745
10/19/2013	33,124,747.26	3.70756	5.20756

Final Maturity Reserve Fund Schedule

Period	Aggregate Principal Balance ($)	Period	Aggregate Principal Balance ($)	Period	Aggregate Principal Balance ($)	Period	Aggregate Principal Balance ($)
121	61,786,165.83	181	24,633,864.15	241	9,533,622.76	301	3,497,167.64
122	60,856,717.90	182	24,254,177.82	242	9,380,580.57	302	3,436,825.96
123	59,940,962.64	183	23,880,150.42	243	9,229,862.01	303	3,377,428.64
124	59,038,700.40	184	23,511,698.94	244	9,081,432.68	304	3,318,961.52
125	58,149,734.41	185	23,148,741.62	245	8,935,258.71	305	3,261,410.63
126	57,273,870.79	186	22,791,197.84	246	8,791,306.71	306	3,204,762.21
127	56,410,918.44	187	22,438,988.21	247	8,649,543.77	307	3,149,002.69
128	55,560,689.05	188	22,092,034.44	248	8,509,937.48	308	3,094,118.73
129	54,722,997.04	189	21,750,259.42	249	8,372,455.90	309	3,040,097.15
130	53,897,659.52	190	21,413,587.14	250	8,237,067.54	310	2,986,924.99
131	53,084,496.25	191	21,081,942.71	251	8,103,741.39	311	2,934,589.47
132	52,283,329.60	192	20,755,252.31	252	7,972,446.89	312	2,883,078.00
133	51,493,984.54	193	20,433,443.21	253	7,843,153.91	313	2,832,378.19
134	50,716,288.56	194	20,116,443.74	254	7,715,832.79	314	2,782,477.80
135	49,950,071.65	195	19,804,183.27	255	7,590,454.27	315	2,733,364.79
136	49,195,166.29	196	19,496,592.20	256	7,466,989.55	316	2,685,027.32
137	48,451,407.37	197	19,193,601.92	257	7,345,410.23	317	2,637,453.68
138	47,718,632.18	198	18,895,144.87	258	7,225,688.34	318	2,590,632.35
139	46,996,680.37	199	18,601,154.41	259	7,107,796.30	319	2,544,552.01
140	46,285,393.93	200	18,311,564.93	260	6,991,706.95	320	2,499,201.45
141	45,584,617.14	201	18,026,311.74	261	6,877,393.52	321	2,454,569.68
142	44,894,196.52	202	17,745,331.09	262	6,764,829.64	322	2,410,645.84
143	44,213,980.84	203	17,468,560.19	263	6,653,989.33	323	2,367,419.24
144	43,543,821.05	204	17,195,937.12	264	6,544,846.96	324	2,324,879.34
145	42,883,570.29	205	16,927,400.91	265	6,437,377.31	325	2,283,015.77
146	42,233,083.80	206	16,662,891.43	266	6,331,555.52	326	2,241,818.30
147	41,592,218.94	207	16,402,349.47	267	6,227,357.07	327	2,201,276.86
148	40,960,835.14	208	16,145,716.65	268	6,124,757.84	328	2,161,381.53
149	40,338,793.86	209	15,892,935.46	269	6,023,734.04	329	2,122,122.52
150	39,725,958.58	210	15,643,949.22	270	5,924,262.21	330	2,083,490.20
151	39,122,194.76	211	15,398,702.07	271	5,826,319.28	331	2,045,475.09
152	38,527,369.83	212	15,157,138.98	272	5,729,882.49	332	2,008,067.82
153	37,941,353.11	213	14,919,205.71	273	5,634,929.40	333	1,971,259.19
154	37,364,015.86	214	14,684,848.81	274	5,541,437.93	334	1,935,040.13
155	36,795,231.17	215	14,454,015.63	275	5,449,386.30	335	1,899,401.67
156	36,234,874.00	216	14,226,654.25	276	5,358,753.06	336	1,864,335.03
157	35,682,821.12	217	14,002,713.53	277	5,269,517.08	337	1,829,831.52
158	35,138,951.08	218	13,782,143.08	278	5,181,657.53	338	1,795,882.58
159	34,603,144.21	219	13,564,893.24	279	5,095,153.88	339	1,762,479.79
160	34,075,282.57	220	13,350,915.07	280	5,009,985.92	340	1,729,614.85
161	33,555,249.93	221	13,140,160.34	281	4,926,133.72	341	1,697,279.59
162	33,042,931.75	222	12,932,581.53	282	4,843,577.64	342	1,665,465.95
163	32,538,215.17	223	12,728,131.82	283	4,762,298.36	343	1,634,165.99
164	32,040,988.94	224	12,526,765.06	284	4,682,276.79	344	1,603,371.89
165	31,551,143.45	225	12,328,435.78	285	4,603,494.18	345	1,573,075.94
166	31,068,570.69	226	12,133,099.17	286	4,525,932.00	346	1,543,270.57
167	30,593,164.18	227	11,940,711.07	287	4,449,572.04	347	1,513,948.29
168	30,124,819.03	228	11,751,227.99	288	4,374,396.31	348	1,485,101.74
169	29,663,431.86	229	11,564,607.03	289	4,300,387.13	349	1,456,723.65
170	29,208,900.79	230	11,380,805.96	290	4,227,527.04	350	1,428,806.89
171	28,761,125.41	231	11,199,783.13	291	4,155,798.88	351	1,401,344.41
172	28,320,006.79	232	11,021,497.53	292	4,085,185.69	352	1,374,329.26
173	27,885,447.43	233	10,845,908.73	293	4,015,670.80	353	1,347,754.62
174	27,457,351.24	234	10,672,976.89	294	3,947,237.77	354	1,321,613.75
175	27,035,623.54	235	10,502,662.76	295	3,879,870.41	355	1,295,900.01
176	26,620,171.02	236	10,334,927.65	296	3,813,552.75	356	1,270,606.88
177	26,210,901.73	237	10,169,733.45	297	3,748,269.06	357	1,245,727.90
178	25,807,725.04	238	10,007,042.61	298	3,684,003.86	358	1,221,256.75
179	25,410,551.67	239	9,846,818.10	299	3,620,741.88	359	1,197,187.16
180	25,019,293.61	240	9,689,023.46	300	3,558,468.08	360	1,173,512.99

Total Collateral - All Mortgage Loans
(includes prefunding)
As of the related Cut-Off Date

		Minimum	Maximum
Scheduled Principal Balance	$803,664,128	$50,795	$1,503,757
Average Scheduled Principal Balance	$359,099
Number of Mortgage Loans	2,238

Weighted Average Gross Coupon	8.338%	1.000%	9.604%
Weighted Average FICO Score	713	620	816
Weighted Average Original LTV	77.90%	16.13%	95.00%
Weighted Average Total LTV (Including Silent 2nd)	82.27%	16.13%	100.00%

Weighted Average Original Term	408 months	360 months	480 months
Weighted Average Stated Remaining Term	404 months	341 months	478 months
Weighted Average Seasoning	4 months	2 months	19 months

Weighted Average Gross Margin	3.390%	1.900%	4.590%
Weighted Average Minimum Interest Rate	3.357%	1.250%	8.375%
Weighted Average Maximum Interest Rate	10.534%	9.950%	19.900%
Weighted Average Periodic Rate Cap	None	None	None
Weighted Average Periodic Pymt Cap	7.5%	7.5%	7.5%
Weighted Average Negative Amortization Limit	114	110	125
Weighted Average Months to Roll	1 month	1 month	1 month

Maturity Date		Sep 1, 2035	Mar 1, 2047
Maximum Zip Code Concentration	0.62%	94112

ARM	98.64%	First Lien	100.00%
Fixed Rate	1.36%
		Cash Out Refinance	44.34%
Negam COFI	0.08%	Purchase	27.23%
Negam Fixed IO Yrs 5-10	1.36%	Rate/Term Refinance	28.43%
Negam LIBOR	1.29%
Negam MTA	95.98%	Condominium	10.01%
Negam MTA 2 Yr Fixed Pay	1.29%	Planned Unit Development	20.72%
		Single Family	63.37%
Interest Only	1.36%	Townhouse	0.24%
Not Interest Only	98.64%	Two-to-Four Family	5.66%

Not a Hybrid	100.00%	Investor	17.69%
		Primary	75.83%
Prepay Penalty: N/A	14.74%	Second Home	6.48%
Prepay Penalty: 6 months	0.64%
Prepay Penalty: 12 months	15.47%	Top 5 States:
Prepay Penalty: 24 months	1.67%	California	54.81%
Prepay Penalty: 36 months	67.44%	Florida	16.52%
Prepay Penalty: 42 months	0.05%	Arizona	5.49%
		Virginia	4.18%
		Illinois	3.55%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
50,000.01 - 100,000.00	42	3,476,111.43	0.43%	8.478	393	74.26	721
100,000.01 - 150,000.00	128	16,672,449.86	2.07%	8.486	389	78.21	721
150,000.01 - 200,000.00	296	52,121,801.00	6.49%	8.393	394	78.86	715
200,000.01 - 250,000.00	298	67,617,780.28	8.41%	8.466	395	79.66	711
250,000.01 - 300,000.00	232	63,751,196.77	7.93%	8.446	400	80.05	712
300,000.01 - 350,000.00	268	86,655,656.22	10.78%	8.382	397	78.41	712
350,000.01 - 400,000.00	203	76,138,495.41	9.47%	8.338	408	79.43	711
400,000.01 - 450,000.00	160	67,850,372.32	8.44%	8.339	409	78.48	712
450,000.01 - 500,000.00	176	84,060,504.06	10.46%	8.427	403	77.73	710
500,000.01 - 550,000.00	131	68,818,522.76	8.56%	8.314	401	77.94	715
550,000.01 - 600,000.00	87	50,055,692.51	6.23%	8.314	414	78.12	714
600,000.01 - 650,000.00	76	47,649,583.61	5.93%	8.196	411	77.99	719
650,000.01 - 700,000.00	43	28,676,901.84	3.57%	8.307	406	75.51	718
700,000.01 - 750,000.00	21	15,149,636.52	1.89%	8.439	419	75.05	714
750,000.01 - 800,000.00	14	10,797,485.65	1.34%	8.209	390	75.73	708
800,000.01 - 850,000.00	10	8,229,046.38	1.02%	7.621	415	76.26	728
850,000.01 - 900,000.00	9	7,852,852.90	0.98%	8.262	424	74.56	701
900,000.01 - 950,000.00	7	6,536,893.76	0.81%	8.349	457	76.45	702
950,000.01 - 1,000,000.00	15	14,781,741.36	1.84%	7.696	404	71.98	693
1,000,000.01 - 1,050,000.00	9	9,134,877.85	1.14%	8.430	409	68.68	718
1,050,000.01 - 1,100,000.00	1	1,088,000.00	0.14%	8.802	358	80.00	771
1,100,000.01 - 1,150,000.00	1	1,122,422.79	0.14%	8.414	356	75.00	777
1,150,000.01 - 1,200,000.00	1	1,198,223.46	0.15%	8.064	477	75.00	727
1,200,000.01 - 1,250,000.00	1	1,226,390.77	0.15%	8.514	356	70.00	735
1,250,000.01 - 1,300,000.00	1	1,274,250.00	0.16%	1.750	478	75.00	703
1,350,000.01 - 1,400,000.00	1	1,400,000.00	0.17%	8.526	358	76.09	744
1,400,000.01 - 1,450,000.00	1	1,440,100.62	0.18%	8.289	356	70.00	673
1,450,000.01 - 1,500,000.00	5	7,383,380.30	0.92%	8.421	428	64.77	704
1,500,000.01 - 1,550,000.00	1	1,503,757.07	0.19%	8.339	475	65.22	731
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.000 - 1.499	3	1,584,000.00	0.20%	1.092	387	76.26	655
1.500 - 1.999	6	3,851,300.00	0.48%	1.637	398	78.12	720
6.000 - 6.499	1	612,818.50	0.08%	6.250	355	74.42	776
6.500 - 6.999	16	7,350,382.09	0.91%	6.729	356	68.51	729
7.000 - 7.499	32	12,027,806.52	1.50%	7.272	400	74.14	719
7.500 - 7.999	350	127,604,169.36	15.88%	7.823	387	77.80	716
8.000 - 8.499	893	334,765,849.76	41.65%	8.271	407	78.21	713
8.500 - 8.999	693	240,329,940.63	29.90%	8.698	401	77.49	711
9.000 - 9.499	229	69,583,295.41	8.66%	9.168	430	79.67	710
9.500 - 9.999	15	5,954,565.23	0.74%	9.526	422	78.18	711
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
600-624	24	9,544,214.65	1.19%	7.836	381	76.97	621
625-649	143	50,275,632.19	6.26%	8.453	393	78.27	640
650-674	273	100,411,372.30	12.49%	8.452	408	78.46	664
675-699	422	150,124,823.30	18.68%	8.301	405	78.42	687
700-724	459	170,792,066.22	21.25%	8.356	410	78.36	711
725-749	325	126,793,184.42	15.78%	8.267	403	77.26	737
750-774	278	95,989,181.09	11.94%	8.412	403	78.46	762
775-799	186	63,402,241.18	7.89%	8.306	404	75.57	785
800+	46	15,602,118.43	1.94%	8.174	403	76.63	806
None	82	20,729,293.72	2.58%	8.179	365	76.52	0
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	54	17,514,655.69	2.18%	8.307	414	42.29	724
50.00- 54.99	28	8,197,979.04	1.02%	8.290	387	52.05	717
55.00- 59.99	30	10,385,846.53	1.29%	8.493	405	57.33	730
60.00- 64.99	47	19,139,675.63	2.38%	8.243	386	62.41	735
65.00- 69.99	87	33,619,047.74	4.18%	8.368	414	67.55	719
70.00- 74.99	170	70,649,577.09	8.79%	8.180	399	72.46	707
75.00- 79.99	381	152,762,815.20	19.01%	8.363	396	77.27	712
80.00	1,017	376,076,934.38	46.80%	8.323	404	80.00	712
80.01- 84.99	24	7,635,538.75	0.95%	8.470	420	83.41	705
85.00- 89.99	136	36,743,498.07	4.57%	8.476	409	88.38	716
90.00- 94.99	214	56,531,386.34	7.03%	8.466	412	90.45	710
95.00- 99.99	50	14,407,173.04	1.79%	8.336	434	95.00	720
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

LTV Over 80	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
LTV <= 80	1,814	688,346,531.30	85.65%	8.319	402	75.89	713
LTV > 80 GEMICO	4	1,104,982.51	0.14%	8.033	409	90.00	713
LTV > 80 Genworth	8	2,341,518.17	0.29%	8.391	409	90.16	708
LTV > 80 MGIC	41	11,989,018.01	1.49%	8.125	421	89.53	712
LTV > 80 No MI	2	597,109.00	0.07%	8.394	357	84.32	649
LTV > 80 PMI	96	25,743,387.62	3.20%	8.543	420	89.30	718
LTV > 80 Radian	7	2,138,522.93	0.27%	8.597	396	89.12	677
LTV > 80 Republic	31	9,207,170.02	1.15%	8.417	425	89.56	718
LTV > 80 Triad Guaranty	19	4,783,148.53	0.60%	8.563	426	91.43	725
LTV > 80 United Guaranty	180	46,572,649.97	5.80%	8.589	423	90.38	715
LTV > 80 Unknown	36	10,840,089.44	1.35%	8.033	354	89.60	696
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Total LTV (including silent 2nd)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	52	16,829,429.59	2.09%	8.334	414	42.48	723
50.00- 54.99	27	7,862,570.80	0.98%	8.322	388	52.01	717
55.00- 59.99	30	9,235,530.12	1.15%	8.399	411	56.35	728
60.00- 64.99	47	18,815,732.03	2.34%	8.227	382	62.21	733
65.00- 69.99	75	27,032,281.47	3.36%	8.337	413	67.83	716
70.00- 74.99	145	56,720,046.46	7.06%	8.184	401	72.13	708
75.00- 79.99	289	109,269,420.93	13.60%	8.336	398	77.05	713
80.00	535	181,225,168.64	22.55%	8.316	404	79.79	712
80.01- 84.99	47	20,847,708.40	2.59%	8.361	417	78.17	704
85.00- 89.99	266	98,464,552.82	12.25%	8.351	412	81.88	712
90.00- 94.99	470	161,707,432.52	20.12%	8.442	404	83.16	703
95.00- 99.99	137	50,153,459.37	6.24%	8.409	415	84.04	727
100.00	118	45,500,794.35	5.66%	8.174	387	79.81	730
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
360	1,403	482,904,887.81	60.09%	8.279	356	77.58	712
480	835	320,759,239.69	39.91%	8.427	476	78.38	714
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
301-360	1,403	482,904,887.81	60.09%	8.279	356	77.58	712
361+	835	320,759,239.69	39.91%	8.427	476	78.38	714
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Negam COFI	1	606,567.49	0.08%	8.317	354	80.00	744
Negam Fixed IO Yrs 5-10	25	10,915,408.60	1.36%	6.961	355	70.27	739
Negam LIBOR	26	10,377,720.25	1.29%	8.039	402	77.50	739
Negam MTA	2,164	771,391,841.35	95.98%	8.354	404	78.02	712
Negam MTA 2 Yr Fixed Pay	22	10,372,589.81	1.29%	8.888	407	77.42	708
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Index	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1 MO LIBOR	26	10,377,720.25	1.29%	8.039	402	77.50	739
COFI	1	606,567.49	0.08%	8.317	354	80.00	744
Fixed Rate	25	10,915,408.60	1.36%	6.961	355	70.27	739
MTA	2,186	781,764,431.16	97.28%	8.361	404	78.01	712
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Prepay Penalty: N/A	291	118,478,873.31	14.74%	8.197	382	75.28	727
Prepay Penalty: 6 months	9	5,109,221.99	0.64%	9.010	399	75.52	716
Prepay Penalty: 12 months	305	124,308,058.48	15.47%	8.323	411	78.65	710
Prepay Penalty: 24 months	25	13,412,110.06	1.67%	8.621	423	77.43	721
Prepay Penalty: 36 months	1,606	541,963,505.69	67.44%	8.359	406	78.33	710
Prepay Penalty: 42 months	2	392,357.97	0.05%	8.145	355	80.00	717
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alternative Documentation	2	706,563.94	0.09%	7.847	476	82.20	759
Full Documentation	152	48,841,766.22	6.08%	8.201	392	77.43	718
NINA	56	22,915,072.52	2.85%	8.343	436	74.53	724
NISA	2	1,105,359.57	0.14%	8.549	357	80.00	711
NIVA *	855	340,743,689.72	42.40%	8.395	395	78.57	707
No Documentation	178	48,625,388.21	6.05%	8.740	415	73.35	721
Reduced Documentation	5	1,351,091.67	0.17%	8.339	416	81.77	708
SISA	303	89,208,572.34	11.10%	8.333	418	78.42	713
SIVA	685	250,166,623.31	31.13%	8.211	407	78.04	718
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713
*NIVA includes the "No Ratio" documentation type

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	969	356,327,848.86	44.34%	8.352	410	75.94	708
Purchase	648	218,867,429.29	27.23%	8.281	393	81.69	725
Rate/Term Refinance	621	228,468,849.35	28.43%	8.371	404	77.32	711
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Condominium	287	80,420,035.77	10.01%	8.350	398	80.29	719
Planned Unit Development	464	166,525,313.32	20.72%	8.450	411	79.50	713
Single Family	1,359	509,309,846.00	63.37%	8.287	403	77.23	713
Townhouse	6	1,932,493.33	0.24%	8.719	377	79.76	658
Two-to-Four Family	122	45,476,439.08	5.66%	8.462	393	75.25	708
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Investor	516	142,132,865.48	17.69%	8.524	393	78.65	720
Primary	1,539	609,425,465.76	75.83%	8.302	407	77.53	711
Second Home	183	52,105,796.26	6.48%	8.251	391	80.18	715
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Arizona	152	44,153,013.80	5.49%	8.470	405	81.72	719
California	968	440,477,616.60	54.81%	8.240	408	76.29	714
Colorado	23	5,935,541.50	0.74%	8.399	409	81.34	730
Connecticut	15	3,219,465.19	0.40%	8.311	393	79.06	721
Delaware	2	492,591.03	0.06%	8.444	476	75.54	752
District of Columbia	4	1,333,298.22	0.17%	8.693	356	73.71	696
Florida	496	132,760,904.39	16.52%	8.388	398	81.19	713
Georgia	21	6,149,736.08	0.77%	8.200	365	79.87	705
Hawaii	5	2,352,363.51	0.29%	8.024	380	75.97	715
Idaho	5	1,815,689.89	0.23%	8.667	394	71.70	750
Illinois	106	28,556,920.19	3.55%	8.606	413	75.32	717
Indiana	3	354,201.92	0.04%	8.523	355	86.00	780
Kansas	3	913,629.33	0.11%	8.074	356	89.08	688
Kentucky	2	196,150.00	0.02%	7.935	431	89.72	684
Maryland	58	19,042,514.87	2.37%	8.499	400	80.74	699
Massachusetts	10	3,158,752.97	0.39%	8.843	393	80.24	724
Michigan	9	1,710,665.25	0.21%	8.141	397	75.35	715
Minnesota	16	4,041,301.60	0.50%	8.560	390	82.80	748
Missouri	1	163,000.00	0.02%	7.789	478	84.02	685
Nevada	69	20,648,492.07	2.57%	8.527	401	78.94	695
New Hampshire	2	473,082.93	0.06%	8.746	355	81.21	772
New Jersey	15	5,761,618.14	0.72%	8.507	366	77.69	702
New Mexico	1	199,000.41	0.02%	9.104	355	90.00	739
New York	26	13,525,257.75	1.68%	8.554	397	74.49	696
North Carolina	4	890,492.32	0.11%	8.533	355	80.02	700
Ohio	9	1,422,015.55	0.18%	8.113	369	78.50	748
Oregon	17	4,455,958.87	0.55%	8.184	398	77.74	732
Pennsylvania	12	2,420,137.04	0.30%	8.569	384	82.69	717
Rhode Island	4	814,282.87	0.10%	8.733	356	77.04	700
South Carolina	4	1,226,910.28	0.15%	8.550	380	86.83	723
Tennessee	14	3,411,709.23	0.42%	8.505	400	80.25	731
Texas	1	148,193.14	0.02%	8.589	356	80.00	743
Utah	9	1,932,396.72	0.24%	8.334	386	77.66	743
Virginia	94	33,596,983.37	4.18%	8.623	407	79.53	691
Washington	43	12,825,640.48	1.60%	8.339	394	78.41	727
West Virginia	2	351,653.11	0.04%	8.775	355	75.45	656
Wisconsin	13	2,732,946.88	0.34%	8.188	357	78.08	700
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.500 - 1.999	1	768,236.04	0.10%	6.914	355	70.00	673
2.000 - 2.499	41	15,146,699.24	1.91%	7.375	404	76.22	720
2.500 - 2.999	359	127,839,519.92	16.13%	7.847	387	77.78	716
3.000 - 3.499	915	342,711,380.04	43.23%	8.266	408	78.32	713
3.500 - 3.999	715	248,099,773.92	31.30%	8.619	405	77.46	713
4.000 - 4.499	168	52,628,544.51	6.64%	9.136	419	79.66	703
4.500 - 4.999	14	5,554,565.23	0.70%	9.528	427	78.05	711
Total	2,213	792,748,718.90	100.00%	8.357	404	78.00	713

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.000 - 1.499	4	998,897.00	0.13%	8.152	358	74.45	722
1.500 - 1.999	12	5,666,418.64	0.71%	7.741	386	74.43	705
2.000 - 2.499	82	41,803,044.91	5.27%	8.188	392	69.45	748
2.500 - 2.999	349	123,468,918.60	15.57%	7.861	386	77.69	715
3.000 - 3.499	892	332,727,709.60	41.97%	8.262	409	78.61	711
3.500 - 3.999	677	224,797,015.28	28.36%	8.616	407	78.42	709
4.000 - 4.499	168	52,330,844.51	6.60%	9.125	420	80.09	703
4.500 - 4.999	14	5,554,565.23	0.70%	9.528	427	78.05	711
7.500 - 7.999	8	2,247,855.80	0.28%	7.703	375	78.77	727
8.000 - 8.499	7	3,153,449.33	0.40%	8.369	431	82.04	712
Total	2,213	792,748,718.90	100.00%	8.357	404	78.00	713

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
9.500 - 9.999	1,021	402,991,045.35	50.83%	8.171	393	77.03	715
10.000 -10.499	28	13,226,196.78	1.67%	8.411	426	77.77	715
10.500 -10.999	931	278,096,493.66	35.08%	8.584	417	79.82	712
11.000 -11.499	46	22,775,089.12	2.87%	8.180	443	76.06	738
11.500 -11.999	160	63,585,798.70	8.02%	8.612	395	77.93	689
12.000 -12.499	25	11,154,395.78	1.41%	8.216	439	72.68	710
12.500 -12.999	1	285,837.46	0.04%	9.064	476	47.11	717
13.000+	1	633,862.05	0.08%	8.521	474	90.00	714
Total	2,213	792,748,718.90	100.00%	8.357	404	78.00	713

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
None	2,213	792,748,718.90	100.00%	8.357	404	78.00	713
Total	2,213	792,748,718.90	100.00%	8.357	404	78.00	713

Periodic Pymt Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
7.500	2,238	803,664,127.50	100.00%	8.338	404	77.90	713
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Negative Amortization Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Neg Amort Limit: 110-114.9	496	206,456,004.96	25.69%	8.114	391	77.66	717
Neg Amort Limit: 115-119.9	1,728	591,829,205.39	73.64%	8.416	408	78.01	711
Neg Amort Limit: 120-124.9	1	143,823.66	0.02%	7.839	474	33.65	731
Neg Amort Limit: 125	13	5,235,093.49	0.65%	8.343	473	75.26	733
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
05/01/07	1,187	489,176,580.76	61.71%	8.340	399	76.88	713
06/01/07	1,026	303,572,138.14	38.29%	8.385	414	79.82	713
Total	2,213	792,748,718.90	100.00%	8.357	404	78.00	713

Next Payment Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
05/01/07	2	442,384.18	0.06%	8.478	412	66.16	672
06/01/07	13	5,197,968.86	0.65%	8.246	433	74.51	690
07/01/07	11	4,373,488.94	0.54%	8.069	404	74.50	736
08/01/07	11	3,480,895.93	0.43%	8.291	388	79.87	746
09/01/07	36	13,390,835.94	1.67%	8.096	393	76.77	711
10/01/07	77	32,412,232.21	4.03%	8.195	409	78.81	731
11/01/07	94	39,408,233.48	4.90%	8.200	409	77.76	722
12/01/07	259	101,722,509.44	12.66%	8.175	397	77.47	710
01/01/08	535	188,288,957.32	23.43%	8.383	404	78.55	710
02/01/08	342	133,096,793.45	16.56%	8.560	401	77.55	704
03/01/08	588	192,888,529.57	24.00%	8.500	406	77.44	716
04/01/08	211	64,666,556.69	8.05%	7.909	417	80.66	715
05/01/08	12	3,006,743.08	0.37%	8.187	356	73.65	0
01/01/09	4	2,044,854.37	0.25%	8.536	374	71.05	730
02/01/09	18	8,327,735.44	1.04%	8.974	416	78.98	703
08/01/11	1	592,231.04	0.07%	7.500	351	80.00	704
10/01/11	1	527,120.42	0.07%	8.500	353	80.00	789
11/01/11	2	918,819.01	0.11%	6.752	354	74.79	774
12/01/11	6	3,080,633.62	0.38%	6.846	355	74.39	739
01/01/12	8	3,123,655.76	0.39%	6.983	356	60.17	733
02/01/12	4	1,665,948.75	0.21%	6.731	357	74.69	720
03/01/12	3	1,007,000.00	0.13%	6.695	358	66.72	754
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Months to Next Rate Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	2,213	792,748,718.90	100.00%	8.357	404	78.00	713
Total	2,213	792,748,718.90	100.00%	8.357	404	78.00	713

Months to Next Payment Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	2	442,384.18	0.06%	8.478	412	66.16	672
2	14	5,512,857.75	0.69%	8.248	429	74.82	692
3	12	4,582,777.91	0.57%	8.058	401	74.75	735
4	20	7,080,441.28	0.88%	8.208	405	80.78	730
5	44	17,236,829.48	2.14%	8.135	422	77.13	714
6	60	25,116,059.73	3.13%	8.193	390	78.61	734
7	96	39,978,147.40	4.97%	8.209	408	77.81	722
8	518	176,522,527.34	21.96%	8.355	404	78.39	711
9	321	123,765,659.00	15.40%	8.258	398	77.98	709
10	747	255,898,211.01	31.84%	8.538	407	78.45	707
11	343	122,397,570.94	15.23%	8.178	405	76.90	721
12	14	3,842,663.07	0.48%	8.212	380	74.79	741
21	4	2,044,854.37	0.25%	8.536	374	71.05	730
22	18	8,327,735.44	1.04%	8.974	416	78.98	703
52	1	592,231.04	0.07%	7.500	351	80.00	704
54	1	527,120.42	0.07%	8.500	353	80.00	789
55	2	918,819.01	0.11%	6.752	354	74.79	774
56	6	3,080,633.62	0.38%	6.846	355	74.39	739
57	8	3,123,655.76	0.39%	6.983	356	60.17	733
58	4	1,665,948.75	0.21%	6.731	357	74.69	720
59	3	1,007,000.00	0.13%	6.695	358	66.72	754
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Interest Only Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	2,213	792,748,718.90	98.64%	8.357	404	78.00	713
60	25	10,915,408.60	1.36%	6.961	355	70.27	739
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Months in Teaser	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	2,163	764,413,561.33	96.43%	8.354	405	78.45	711
1	50	28,335,157.57	3.57%	8.449	375	65.93	752
Total	2,213	792,748,718.90	100.00%	8.357	404	78.00	713

Initial Rate Period	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	2,139	753,959,142.49	95.11%	8.349	406	78.49	711
3	74	38,789,576.41	4.89%	8.517	372	68.49	746
Total	2,213	792,748,718.90	100.00%	8.357	404	78.00	713

Subseq Rate Adj Freq	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	2,213	792,748,718.90	100.00%	8.357	404	78.00	713
Total	2,213	792,748,718.90	100.00%	8.357	404	78.00	713

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	64	15,924,120.15	1.98%	8.282	371	75.88	723
20.01 -25.00	79	22,077,263.51	2.75%	8.264	390	76.59	711
25.01 -30.00	154	45,674,016.29	5.68%	8.179	390	77.87	727
30.01 -35.00	299	103,246,239.64	12.85%	8.058	391	77.94	713
35.01 -40.00	651	251,902,737.97	31.34%	8.232	399	78.11	714
40.01 -45.00	249	94,479,466.67	11.76%	8.193	418	78.91	713
45.01 -50.00	73	26,927,078.65	3.35%	8.337	398	76.40	728
50.01 -55.00	8	3,851,541.22	0.48%	8.161	406	77.93	721
55.01 -60.00	2	677,201.41	0.08%	9.004	422	80.00	695
None	659	238,904,461.99	29.73%	8.670	415	77.68	706
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Delinquency Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Current	2,235	801,436,444.31	99.72%	8.338	404	77.91	713
Delq: 30 Days	3	2,227,683.19	0.28%	8.498	474	72.10	692
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Times 30 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	2,233	801,079,346.82	99.68%	8.338	404	77.91	713
1	3	2,198,942.34	0.27%	8.431	454	72.22	665
4	1	164,201.24	0.02%	8.554	470	87.57	749
5	1	221,637.10	0.03%	7.964	343	70.13	624
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Times 60 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	2,236	803,278,289.16	99.95%	8.338	404	77.90	713
2	1	164,201.24	0.02%	8.554	470	87.57	749
4	1	221,637.10	0.03%	7.964	343	70.13	624
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Times 90 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	2,237	803,442,490.40	99.97%	8.338	404	77.90	713
3	1	221,637.10	0.03%	7.964	343	70.13	624
Total	2,238	803,664,127.50	100.00%	8.338	404	77.90	713

Group 1 - Mortgage Loans
(includes prefunding)
As of the related Cut-Off Date

		Minimum	Maximum
Scheduled Principal Balance	$315,772,525	$50,795	$770,833
Average Scheduled Principal Balance	$258,195
Number of Mortgage Loans	1,223

Weighted Average Gross Coupon	8.466%	1.250%	9.604%
Weighted Average FICO Score	710	620	816
Weighted Average Original LTV	78.17%	16.13%	95.00%
Weighted Average Total LTV (Including Silent 2nd)	80.70%	16.13%	100.00%

Weighted Average Original Term	407 months	360 months	480 months
Weighted Average Stated Remaining Term	403 months	350 months	478 months
Weighted Average Seasoning	4 months	2 months	13 months

Weighted Average Gross Margin	3.475%	2.125%	4.590%
Weighted Average Minimum Interest Rate	3.488%	1.250%	8.375%
Weighted Average Maximum Interest Rate	10.654%	9.950%	12.500%
Weighted Average Periodic Rate Cap	None	None	None
Weighted Average Periodic Pymt Cap	7.5%	7.5%	7.5%
Weighted Average Negative Amortization Limit	114	110	125
Weighted Average Months to Roll	1 month	1 month	1 month

Maturity Date		Jun 1, 2036	Mar 1, 2047
Maximum Zip Code Concentration	0.98%	94509

ARM	100.00%	Cash Out Refinance	53.34%
		Purchase	13.33%
Negam LIBOR	1.31%	Rate/Term Refinance	33.33%
Negam MTA	98.69%
		Condominium	11.90%
Not Interest Only	100.00%	Planned Unit Development	20.00%
		Single Family	57.70%
Not a Hybrid	100.00%	Townhouse	0.38%
		Two-to-Four Family	10.02%
Prepay Penalty: N/A	9.36%
Prepay Penalty: 6 months	0.11%	Investor	30.29%
Prepay Penalty: 12 months	11.81%	Primary	64.58%
Prepay Penalty: 24 months	0.30%	Second Home	5.13%
Prepay Penalty: 36 months	78.43%
		Top 5 States:
First Lien	100.00%	California	35.25%
		Florida	19.81%
		Arizona	9.48%
		Illinois	6.04%
		Virginia	5.41%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
50,000.01 - 100,000.00	40	3,281,095.77	1.04%	8.521	395	75.27	720
100,000.01 - 150,000.00	109	14,119,763.76	4.47%	8.540	391	78.12	721
150,000.01 - 200,000.00	240	42,172,964.69	13.36%	8.419	399	78.23	714
200,000.01 - 250,000.00	229	51,751,189.77	16.39%	8.526	399	78.92	709
250,000.01 - 300,000.00	186	51,166,797.86	16.20%	8.499	404	79.50	711
300,000.01 - 350,000.00	185	59,848,224.42	18.95%	8.452	406	77.65	709
350,000.01 - 400,000.00	150	56,262,204.60	17.82%	8.425	412	78.81	707
400,000.01 - 450,000.00	64	26,480,483.05	8.39%	8.332	412	76.32	711
450,000.01 - 500,000.00	11	5,296,058.69	1.68%	8.534	377	73.76	704
500,000.01 - 550,000.00	4	2,050,815.71	0.65%	8.900	417	73.87	683
550,000.01 - 600,000.00	1	598,855.58	0.19%	9.464	357	80.00	697
600,000.01 - 650,000.00	2	1,270,549.09	0.40%	8.970	356	68.27	711
700,000.01 - 750,000.00	1	702,688.32	0.22%	8.964	356	66.67	709
750,000.01 - 800,000.00	1	770,833.45	0.24%	8.014	355	75.00	761
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.000 - 1.499	2	584,000.00	0.18%	1.250	437	80.00	712
1.500 - 1.999	2	585,850.00	0.19%	1.500	358	78.50	767
7.000 - 7.499	7	1,330,392.02	0.42%	7.350	445	73.91	688
7.500 - 7.999	151	39,350,065.32	12.46%	7.817	394	76.30	720
8.000 - 8.499	466	122,823,311.12	38.90%	8.277	403	78.26	708
8.500 - 8.999	420	107,422,096.31	34.02%	8.723	399	77.96	708
9.000 - 9.499	170	42,098,312.50	13.33%	9.158	421	80.35	713
9.500 - 9.999	5	1,578,497.49	0.50%	9.560	427	77.33	721
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
600-624	13	4,297,787.24	1.36%	8.748	383	76.78	621
625-649	88	23,860,205.14	7.56%	8.526	397	77.99	639
650-674	166	43,966,350.29	13.92%	8.482	399	79.02	664
675-699	256	65,778,016.27	20.83%	8.418	399	78.66	686
700-724	245	63,569,075.76	20.13%	8.493	400	78.28	711
725-749	159	41,366,400.12	13.10%	8.445	414	77.15	736
750-774	165	41,458,260.49	13.13%	8.532	406	79.10	762
775-799	105	25,325,120.08	8.02%	8.441	420	76.59	785
800+	26	6,151,309.37	1.95%	7.937	396	74.73	805
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	36	7,818,475.56	2.48%	8.445	431	40.71	724
50.00- 54.99	24	6,474,771.10	2.05%	8.310	386	52.33	724
55.00- 59.99	24	6,403,458.29	2.03%	8.430	404	57.28	721
60.00- 64.99	24	5,664,171.34	1.79%	8.418	387	62.56	723
65.00- 69.99	57	15,485,933.48	4.90%	8.381	403	67.54	717
70.00- 74.99	83	21,408,080.32	6.78%	8.440	406	72.16	715
75.00- 79.99	184	50,912,986.16	16.12%	8.524	398	77.63	705
80.00	508	135,204,032.64	42.82%	8.423	398	80.00	706
80.01- 84.99	15	3,567,988.52	1.13%	8.643	410	83.42	713
85.00- 89.99	103	23,075,710.59	7.31%	8.559	415	88.49	721
90.00- 94.99	145	35,085,501.92	11.11%	8.612	418	90.18	712
95.00- 99.99	20	4,671,414.84	1.48%	8.129	427	95.00	723
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

LTV Over 80	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
LTV <= 80	940	249,371,908.89	78.97%	8.440	400	75.14	709
LTV > 80 GEMICO	1	315,000.00	0.10%	8.764	357	90.00	650
LTV > 80 Genworth	7	2,115,876.83	0.67%	8.406	415	90.18	715
LTV > 80 MGIC	31	7,201,936.08	2.28%	8.204	422	89.09	713
LTV > 80 PMI	69	16,076,608.27	5.09%	8.631	415	89.20	715
LTV > 80 Radian	5	1,180,022.93	0.37%	8.632	381	88.41	690
LTV > 80 Republic	20	5,014,270.64	1.59%	8.444	420	89.57	718
LTV > 80 Triad Guaranty	14	3,164,048.53	1.00%	8.440	400	90.81	722
LTV > 80 United Guaranty	136	31,332,852.59	9.92%	8.644	420	89.74	718
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Total LTV (including silent 2nd)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	35	7,482,933.05	2.37%	8.428	428	40.61	723
50.00- 54.99	23	6,139,362.86	1.94%	8.352	387	52.29	724
55.00- 59.99	24	6,403,458.29	2.03%	8.430	404	57.28	721
60.00- 64.99	25	5,999,579.58	1.90%	8.368	385	62.03	723
65.00- 69.99	54	14,604,941.43	4.63%	8.377	402	67.58	713
70.00- 74.99	73	18,248,746.34	5.78%	8.451	414	71.47	714
75.00- 79.99	158	43,357,505.94	13.73%	8.559	398	77.50	709
80.00	328	81,692,183.88	25.87%	8.430	400	79.96	709
80.01- 84.99	23	6,058,756.73	1.92%	8.560	403	80.67	705
85.00- 89.99	148	36,664,030.35	11.61%	8.493	414	84.90	712
90.00- 94.99	264	70,140,012.34	22.21%	8.533	403	84.96	703
95.00- 99.99	49	13,808,682.74	4.37%	8.253	407	84.55	725
100.00	19	5,172,331.23	1.64%	8.243	384	79.26	725
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
360	759	191,551,320.70	60.66%	8.443	356	77.99	707
480	464	124,221,204.06	39.34%	8.501	476	78.45	716
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
301-360	759	191,551,320.70	60.66%	8.443	356	77.99	707
361+	464	124,221,204.06	39.34%	8.501	476	78.45	716
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Negam LIBOR	16	4,136,278.93	1.31%	7.966	422	74.56	736
Negam MTA	1,207	311,636,245.83	98.69%	8.472	403	78.22	710
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Index	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1 MO LIBOR	16	4,136,278.93	1.31%	7.966	422	74.56	736
MTA	1,207	311,636,245.83	98.69%	8.472	403	78.22	710
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Prepay Penalty: N/A	114	29,561,775.84	9.36%	8.356	385	77.34	712
Prepay Penalty: 6 months	1	335,318.08	0.11%	8.764	357	80.00	708
Prepay Penalty: 12 months	145	37,285,691.01	11.81%	8.524	398	79.68	710
Prepay Penalty: 24 months	3	945,079.87	0.30%	8.538	371	80.08	739
Prepay Penalty: 36 months	960	247,644,659.96	78.43%	8.469	407	78.04	710
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alternative Documentation	1	155,499.71	0.05%	8.139	477	90.00	735
Full Documentation	78	17,633,986.84	5.58%	8.293	399	77.49	709
NINA	27	7,637,792.03	2.42%	8.364	432	69.93	719
NIVA *	364	104,064,198.65	32.96%	8.518	389	77.68	702
No Documentation	140	33,472,256.33	10.60%	8.721	411	72.95	719
Reduced Documentation	5	1,351,091.67	0.43%	8.339	416	81.77	708
SISA	243	57,694,999.74	18.27%	8.450	413	79.46	714
SIVA	365	93,762,699.79	29.69%	8.369	409	80.52	714
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710
*NIVA includes the "No Ratio" documentation type

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	627	168,439,204.24	53.34%	8.433	404	75.89	705
Purchase	193	42,094,331.73	13.33%	8.473	397	85.86	735
Rate/Term Refinance	403	105,238,988.79	33.33%	8.516	404	78.75	709
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Condominium	172	37,590,212.77	11.90%	8.569	396	80.16	722
Planned Unit Development	237	63,162,278.41	20.00%	8.554	411	80.75	716
Single Family	711	182,191,536.01	57.70%	8.374	404	77.24	706
Townhouse	4	1,201,293.33	0.38%	8.730	389	79.61	637
Two-to-Four Family	99	31,627,204.24	10.02%	8.685	394	76.02	711
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Investor	407	95,658,502.05	30.29%	8.665	396	80.03	722
Primary	747	203,924,529.91	64.58%	8.386	406	76.85	705
Second Home	69	16,189,492.80	5.13%	8.293	407	83.96	714
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Arizona	123	29,920,487.82	9.48%	8.517	405	82.40	718
California	353	111,314,812.90	35.25%	8.327	407	74.33	707
Colorado	20	4,305,623.14	1.36%	8.448	412	81.91	718
Connecticut	13	2,260,645.45	0.72%	8.401	410	79.67	715
Delaware	2	492,591.03	0.16%	8.444	476	75.54	752
District of Columbia	4	1,333,298.22	0.42%	8.693	356	73.71	696
Florida	284	62,563,709.39	19.81%	8.551	411	81.37	716
Georgia	10	1,915,907.80	0.61%	8.318	387	82.41	731
Hawaii	3	1,077,912.50	0.34%	7.866	408	75.08	707
Idaho	4	1,161,586.33	0.37%	8.810	417	74.83	742
Illinois	88	19,072,752.68	6.04%	8.603	408	78.48	719
Indiana	2	212,851.92	0.07%	8.595	354	90.00	768
Kansas	1	266,000.00	0.08%	7.804	357	95.00	707
Kentucky	2	196,150.00	0.06%	7.935	431	89.72	684
Maryland	44	11,786,323.30	3.73%	8.553	397	79.34	694
Massachusetts	8	2,269,001.26	0.72%	9.083	408	78.49	728
Michigan	8	1,197,665.25	0.38%	8.457	414	81.31	712
Minnesota	12	2,644,675.08	0.84%	8.512	384	84.33	742
Missouri	1	163,000.00	0.05%	7.789	478	84.02	685
Nevada	52	12,926,833.87	4.09%	8.570	394	80.34	697
New Hampshire	2	473,082.93	0.15%	8.746	355	81.21	772
New Jersey	9	2,513,893.38	0.80%	8.539	380	83.11	689
New York	15	6,374,261.36	2.02%	8.606	388	74.70	710
North Carolina	3	788,358.71	0.25%	8.616	355	78.73	691
Ohio	7	1,022,442.56	0.32%	8.295	374	76.59	735
Oregon	13	2,868,609.51	0.91%	8.334	397	78.72	727
Pennsylvania	11	2,278,047.40	0.72%	8.555	378	82.86	716
Rhode Island	4	814,282.87	0.26%	8.733	356	77.04	700
South Carolina	3	703,770.18	0.22%	8.353	402	91.91	675
Tennessee	9	1,922,195.08	0.61%	8.628	420	80.04	735
Texas	1	148,193.14	0.05%	8.589	356	80.00	743
Utah	7	1,297,396.72	0.41%	8.164	357	78.84	744
Virginia	61	17,088,909.97	5.41%	8.625	393	78.06	689
Washington	29	7,312,653.02	2.32%	8.426	398	77.84	726
West Virginia	2	351,653.11	0.11%	8.775	355	75.45	656
Wisconsin	13	2,732,946.88	0.87%	8.188	357	78.08	700
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	16	4,050,762.82	1.28%	7.500	423	74.78	713
2.500 - 2.999	161	40,361,201.35	12.78%	7.852	392	76.32	720
3.000 - 3.499	482	128,282,706.17	40.63%	8.292	404	78.51	708
3.500 - 3.999	438	111,365,595.56	35.27%	8.746	405	77.94	710
4.000 - 4.499	122	30,533,761.37	9.67%	9.071	406	80.58	709
4.500 - 4.999	4	1,178,497.49	0.37%	9.579	451	76.42	725
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.000 - 1.499	3	696,600.00	0.22%	7.995	358	72.04	710
1.500 - 1.999	7	2,015,182.60	0.64%	7.744	412	76.20	711
2.000 - 2.499	22	5,821,240.86	1.84%	8.013	410	66.93	745
2.500 - 2.999	154	38,596,649.82	12.22%	7.875	389	75.92	719
3.000 - 3.499	470	125,437,248.29	39.72%	8.292	404	78.66	707
3.500 - 3.999	430	108,742,529.03	34.44%	8.748	405	78.26	709
4.000 - 4.499	123	30,736,061.37	9.73%	9.055	407	81.12	710
4.500 - 4.999	4	1,178,497.49	0.37%	9.579	451	76.42	725
7.500 - 7.999	6	1,381,011.18	0.44%	7.727	386	75.97	735
8.000 - 8.499	4	1,167,504.12	0.37%	8.376	426	81.70	708
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
9.500 - 9.999	449	122,704,111.52	38.86%	8.256	390	76.50	711
10.000 -10.499	6	1,696,974.68	0.54%	8.396	377	71.05	698
10.500 -10.999	652	155,546,426.12	49.26%	8.622	412	80.26	714
11.000 -11.499	21	7,291,549.29	2.31%	8.106	441	72.56	728
11.500 -11.999	80	24,243,711.62	7.68%	8.659	390	77.41	679
12.000 -12.499	14	4,003,914.07	1.27%	8.298	459	68.57	722
12.500 -12.999	1	285,837.46	0.09%	9.064	476	47.11	717
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
None	1,223	315,772,524.76	100.00%	8.466	403	78.17	710
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Periodic Pymt Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
7.500	1,223	315,772,524.76	100.00%	8.466	403	78.17	710
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Negative Amortization Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Neg Amort Limit: 110-114.9	176	50,712,374.15	16.06%	8.106	385	74.70	713
Neg Amort Limit: 115-119.9	1,038	262,602,628.45	83.16%	8.536	406	78.90	709
Neg Amort Limit: 120-124.9	1	143,823.66	0.05%	7.839	474	33.65	731
Neg Amort Limit: 125	8	2,313,698.50	0.73%	8.368	472	74.14	765
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
05/01/07	536	151,136,747.79	47.86%	8.367	395	75.76	706
06/01/07	687	164,635,776.97	52.14%	8.556	411	80.39	714
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Next Payment Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
05/01/07	1	236,620.84	0.07%	8.489	468	54.12	689
06/01/07	5	1,558,072.49	0.49%	8.189	469	70.34	731
07/01/07	5	1,180,599.47	0.37%	8.275	391	67.44	713
08/01/07	4	1,035,447.48	0.33%	8.371	386	77.27	749
09/01/07	10	2,495,908.50	0.79%	8.284	393	76.01	722
10/01/07	23	7,200,461.23	2.28%	8.256	423	76.30	731
11/01/07	36	10,296,469.00	3.26%	8.175	404	73.74	721
12/01/07	133	37,590,314.45	11.90%	8.260	391	76.16	708
01/01/08	327	85,090,195.79	26.95%	8.542	404	78.70	710
02/01/08	153	41,889,420.01	13.27%	8.588	392	76.69	694
03/01/08	386	92,761,128.26	29.38%	8.545	407	79.04	713
04/01/08	140	34,437,887.24	10.91%	8.303	413	81.32	716
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Months to Next Rate Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	1,223	315,772,524.76	100.00%	8.466	403	78.17	710
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Months to Next Payment Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	1	236,620.84	0.07%	8.489	468	54.12	689
2	5	1,558,072.49	0.49%	8.189	469	70.34	731
3	6	1,344,477.48	0.43%	8.276	386	68.97	709
4	5	1,368,045.01	0.43%	8.250	377	78.55	760
5	11	2,762,751.83	0.87%	8.337	422	76.09	708
6	20	6,437,142.36	2.04%	8.252	418	75.86	735
7	40	11,539,927.19	3.65%	8.204	399	74.77	721
8	322	84,107,452.08	26.64%	8.510	405	78.47	710
9	159	42,187,792.86	13.36%	8.373	393	76.81	709
10	448	112,349,534.77	35.58%	8.577	402	78.79	706
11	205	51,474,370.61	16.30%	8.337	408	79.19	714
12	1	406,337.24	0.13%	8.364	467	80.00	787
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Interest Only Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1,223	315,772,524.76	100.00%	8.466	403	78.17	710
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Months in Teaser	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1,207	311,580,312.24	98.67%	8.462	404	78.39	710
1	16	4,192,212.52	1.33%	8.749	364	62.40	751
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Initial Rate Period	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	1,199	309,397,450.23	97.98%	8.461	404	78.42	710
3	24	6,375,074.53	2.02%	8.696	367	66.01	732
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Subseq Rate Adj Freq	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	1,223	315,772,524.76	100.00%	8.466	403	78.17	710
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Initial Min Pymt Period	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
12	1,223	315,772,524.76	100.00%	8.466	403	78.17	710
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Delinquency Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Current	1,223	315,772,524.76	100.00%	8.466	403	78.17	710
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	32	6,809,937.02	2.16%	8.477	388	76.99	723
20.01 -25.00	48	9,955,492.83	3.15%	8.393	387	78.09	715
25.01 -30.00	99	24,075,970.39	7.62%	8.333	398	77.70	724
30.01 -35.00	173	45,141,763.33	14.30%	8.369	397	78.21	708
35.01 -40.00	322	85,822,247.90	27.18%	8.362	401	79.68	713
40.01 -45.00	142	35,280,201.98	11.17%	8.327	418	81.35	709
45.01 -50.00	47	12,036,211.35	3.81%	8.341	402	78.92	720
50.01 -55.00	3	614,218.73	0.19%	7.980	458	82.53	675
55.01 -60.00	2	677,201.41	0.21%	9.004	422	80.00	695
None	355	95,359,279.82	30.20%	8.711	407	75.70	705
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Times 30 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1,222	315,608,323.52	99.95%	8.466	403	78.17	710
4	1	164,201.24	0.05%	8.554	470	87.57	749
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Times 60 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1,222	315,608,323.52	99.95%	8.466	403	78.17	710
2	1	164,201.24	0.05%	8.554	470	87.57	749
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Times 90 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1,223	315,772,524.76	100.00%	8.466	403	78.17	710
Total	1,223	315,772,524.76	100.00%	8.466	403	78.17	710

Group 2 - Mortgage Loans
(includes prefunding)
As of the related Cut-Off Date

		Minimum	Maximum
Scheduled Principal Balance	$487,891,603	$95,269	$1,503,757
Average Scheduled Principal Balance	$480,681
Number of Mortgage Loans	1,015

Weighted Average Gross Coupon	8.255%	1.000%	9.514%
Weighted Average FICO Score	715	620	816
Weighted Average Original LTV	77.72%	32.86%	95.00%
Weighted Average Total LTV (Including Silent 2nd)	83.29%	33.21%	100.00%

Weighted Average Original Term	408 months	360 months	480 months
Weighted Average Stated Remaining Term	404 months	341 months	478 months
Weighted Average Seasoning	4 months	2 months	19 months

Weighted Average Gross Margin	3.333%	1.900%	4.500%
Weighted Average Minimum Interest Rate	3.270%	1.250%	8.375%
Weighted Average Maximum Interest Rate	10.454%	9.950%	19.900%
Weighted Average Periodic Rate Cap	None	None	None
Weighted Average Periodic Pymt Cap	7.5%	7.5%	7.5%
Weighted Average Negative Amortization Limit	113	110	125
Weighted Average Months to Roll	1 month	1 month	1 month

Maturity Date		Sep 1, 2035	Mar 1, 2047
Maximum Zip Code Concentration	1.01%	94112

ARM	97.76%	First Lien	100.00%
Fixed Rate	2.24%
		Cash Out Refinance	38.51%
Negam COFI	0.12%	Purchase	36.23%
Negam Fixed IO Yrs 5-10	2.24%	Rate/Term Refinance	25.26%
Negam LIBOR	1.28%
Negam MTA	94.23%	Condominium	8.78%
Negam MTA 2 Yr Fixed Pay	2.13%	Planned Unit Development	21.19%
		Single Family	67.05%
Interest Only	2.24%	Townhouse	0.15%
Not Interest Only	97.76%	Two-to-Four Family	2.84%

Not a Hybrid	100.00%	Investor	9.53%
		Primary	83.11%
Prepay Penalty: N/A	18.22%	Second Home	7.36%
Prepay Penalty: 6 months	0.98%
Prepay Penalty: 12 months	17.84%	Top 5 States:
Prepay Penalty: 24 months	2.56%	California	67.47%
Prepay Penalty: 36 months	60.32%	Florida	14.39%
Prepay Penalty: 42 months	0.08%	Virginia	3.38%
		Arizona	2.92%
		Illinois	1.94%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
50,000.01 - 100,000.00	2	195,015.66	0.04%	7.754	355	57.28	739
100,000.01 - 150,000.00	19	2,552,686.10	0.52%	8.183	373	78.71	716
150,000.01 - 200,000.00	56	9,948,836.31	2.04%	8.279	374	81.51	717
200,000.01 - 250,000.00	69	15,866,590.51	3.25%	8.267	383	82.06	718
250,000.01 - 300,000.00	46	12,584,398.91	2.58%	8.230	383	82.27	716
300,000.01 - 350,000.00	83	26,807,431.80	5.49%	8.224	378	80.11	723
350,000.01 - 400,000.00	53	19,876,290.81	4.07%	8.092	398	81.19	724
400,000.01 - 450,000.00	96	41,369,889.27	8.48%	8.343	406	79.86	713
450,000.01 - 500,000.00	165	78,764,445.37	16.14%	8.420	404	78.00	711
500,000.01 - 550,000.00	127	66,767,707.05	13.68%	8.296	400	78.06	716
550,000.01 - 600,000.00	86	49,456,836.93	10.14%	8.300	414	78.10	714
600,000.01 - 650,000.00	74	46,379,034.52	9.51%	8.174	413	78.26	719
650,000.01 - 700,000.00	43	28,676,901.84	5.88%	8.307	406	75.51	718
700,000.01 - 750,000.00	20	14,446,948.20	2.96%	8.413	422	75.46	714
750,000.01 - 800,000.00	13	10,026,652.20	2.06%	8.224	393	75.78	704
800,000.01 - 850,000.00	10	8,229,046.38	1.69%	7.621	415	76.26	728
850,000.01 - 900,000.00	9	7,852,852.90	1.61%	8.262	424	74.56	701
900,000.01 - 950,000.00	7	6,536,893.76	1.34%	8.349	457	76.45	702
950,000.01 - 1,000,000.00	15	14,781,741.36	3.03%	7.696	404	71.98	693
1,000,000.01 - 1,050,000.00	9	9,134,877.85	1.87%	8.430	409	68.68	718
1,050,000.01 - 1,100,000.00	1	1,088,000.00	0.22%	8.802	358	80.00	771
1,100,000.01 - 1,150,000.00	1	1,122,422.79	0.23%	8.414	356	75.00	777
1,150,000.01 - 1,200,000.00	1	1,198,223.46	0.25%	8.064	477	75.00	727
1,200,000.01 - 1,250,000.00	1	1,226,390.77	0.25%	8.514	356	70.00	735
1,250,000.01 - 1,300,000.00	1	1,274,250.00	0.26%	1.750	478	75.00	703
1,350,000.01 - 1,400,000.00	1	1,400,000.00	0.29%	8.526	358	76.09	744
1,400,000.01 - 1,450,000.00	1	1,440,100.62	0.30%	8.289	356	70.00	673
1,450,000.01 - 1,500,000.00	5	7,383,380.30	1.51%	8.421	428	64.77	704
1,500,000.01 - 1,550,000.00	1	1,503,757.07	0.31%	8.339	475	65.22	731
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.000 - 1.499	1	1,000,000.00	0.20%	1.000	358	74.07	622
1.500 - 1.999	4	3,265,450.00	0.67%	1.662	405	78.05	712
6.000 - 6.499	1	612,818.50	0.13%	6.250	355	74.42	776
6.500 - 6.999	16	7,350,382.09	1.51%	6.729	356	68.51	729
7.000 - 7.499	25	10,697,414.50	2.19%	7.262	395	74.17	723
7.500 - 7.999	199	88,254,104.04	18.09%	7.826	384	78.47	715
8.000 - 8.499	427	211,942,538.64	43.44%	8.268	410	78.19	716
8.500 - 8.999	273	132,907,844.32	27.24%	8.678	403	77.10	714
9.000 - 9.499	59	27,484,982.91	5.63%	9.183	443	78.62	705
9.500 - 9.999	10	4,376,067.74	0.90%	9.514	421	78.48	707
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
600-624	11	5,246,427.41	1.08%	7.088	379	77.13	622
625-649	55	26,415,427.05	5.41%	8.388	390	78.53	641
650-674	107	56,445,022.01	11.57%	8.428	414	78.03	664
675-699	166	84,346,807.03	17.29%	8.209	410	78.23	687
700-724	214	107,222,990.46	21.98%	8.274	416	78.40	711
725-749	166	85,426,784.30	17.51%	8.181	397	77.32	737
750-774	113	54,530,920.60	11.18%	8.320	401	77.97	762
775-799	81	38,077,121.10	7.80%	8.216	394	74.89	785
800+	20	9,450,809.06	1.94%	8.329	408	77.87	806
None	82	20,729,293.72	4.25%	8.179	365	76.52	0
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	18	9,696,180.13	1.99%	8.196	401	43.57	725
50.00- 54.99	4	1,723,207.94	0.35%	8.216	390	51.01	687
55.00- 59.99	6	3,982,388.24	0.82%	8.594	406	57.42	746
60.00- 64.99	23	13,475,504.29	2.76%	8.170	385	62.34	740
65.00- 69.99	30	18,133,114.26	3.72%	8.357	423	67.55	721
70.00- 74.99	87	49,241,496.77	10.09%	8.067	396	72.60	703
75.00- 79.99	197	101,849,829.04	20.88%	8.283	395	77.08	715
80.00	509	240,872,901.74	49.37%	8.266	408	80.00	715
80.01- 84.99	9	4,067,550.23	0.83%	8.318	429	83.41	698
85.00- 89.99	33	13,667,787.48	2.80%	8.335	400	88.21	708
90.00- 94.99	69	21,445,884.42	4.40%	8.228	403	90.90	707
95.00- 99.99	30	9,735,758.20	2.00%	8.436	437	95.00	719
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

LTV Over 80	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
LTV <= 80	874	438,974,622.41	89.97%	8.250	403	76.31	715
LTV > 80 GEMICO	3	789,982.51	0.16%	7.741	430	90.00	739
LTV > 80 Genworth	1	225,641.34	0.05%	8.254	355	90.00	641
LTV > 80 MGIC	10	4,787,081.93	0.98%	8.007	418	90.19	711
LTV > 80 No MI	2	597,109.00	0.12%	8.394	357	84.32	649
LTV > 80 PMI	27	9,666,779.35	1.98%	8.396	427	89.48	722
LTV > 80 Radian	2	958,500.00	0.20%	8.553	415	90.00	662
LTV > 80 Republic	11	4,192,899.38	0.86%	8.384	432	89.55	717
LTV > 80 Triad Guaranty	5	1,619,100.00	0.33%	8.805	478	92.65	730
LTV > 80 United Guaranty	44	15,239,797.38	3.12%	8.477	428	91.71	710
LTV > 80 Unknown	36	10,840,089.44	2.22%	8.033	354	89.60	696
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Total LTV (including silent 2nd)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	17	9,346,496.54	1.92%	8.259	402	43.97	724
50.00- 54.99	4	1,723,207.94	0.35%	8.216	390	51.01	687
55.00- 59.99	6	2,832,071.83	0.58%	8.331	425	54.25	747
60.00- 64.99	22	12,816,152.45	2.63%	8.161	381	62.30	737
65.00- 69.99	21	12,427,340.04	2.55%	8.289	425	68.13	720
70.00- 74.99	72	38,471,300.12	7.89%	8.058	394	72.45	704
75.00- 79.99	131	65,911,914.99	13.51%	8.189	397	76.75	716
80.00	207	99,532,984.76	20.40%	8.223	407	79.65	716
80.01- 84.99	24	14,788,951.67	3.03%	8.279	423	77.15	703
85.00- 89.99	118	61,800,522.47	12.67%	8.266	411	80.09	712
90.00- 94.99	206	91,567,420.18	18.77%	8.372	404	81.77	703
95.00- 99.99	88	36,344,776.63	7.45%	8.469	418	83.85	727
100.00	99	40,328,463.12	8.27%	8.166	387	79.88	730
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
360	644	291,353,567.11	59.72%	8.171	355	77.30	716
480	371	196,538,035.63	40.28%	8.381	476	78.34	712
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
301-360	644	291,353,567.11	59.72%	8.171	355	77.30	716
361+	371	196,538,035.63	40.28%	8.381	476	78.34	712
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Negam COFI	1	606,567.49	0.12%	8.317	354	80.00	744
Negam Fixed IO Yrs 5-10	25	10,915,408.60	2.24%	6.961	355	70.27	739
Negam LIBOR	10	6,241,441.32	1.28%	8.086	389	79.46	741
Negam MTA	957	459,755,595.52	94.23%	8.274	405	77.88	714
Negam MTA 2 Yr Fixed Pay	22	10,372,589.81	2.13%	8.888	407	77.42	708
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Index	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1 MO LIBOR	10	6,241,441.32	1.28%	8.086	389	79.46	741
COFI	1	606,567.49	0.12%	8.317	354	80.00	744
Fixed Rate	25	10,915,408.60	2.24%	6.961	355	70.27	739
MTA	979	470,128,185.33	96.36%	8.288	405	77.87	714
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Prepay Penalty: N/A	177	88,917,097.47	18.22%	8.144	381	74.60	732
Prepay Penalty: 6 months	8	4,773,903.91	0.98%	9.027	402	75.21	717
Prepay Penalty: 12 months	160	87,022,367.47	17.84%	8.237	416	78.20	710
Prepay Penalty: 24 months	22	12,467,030.19	2.56%	8.627	427	77.23	720
Prepay Penalty: 36 months	646	294,318,845.73	60.32%	8.266	406	78.58	710
Prepay Penalty: 42 months	2	392,357.97	0.08%	8.145	355	80.00	717
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alternative Documentation	1	551,064.23	0.11%	7.764	476	80.00	766
Full Documentation	74	31,207,779.38	6.40%	8.149	387	77.40	725
NINA	29	15,277,280.49	3.13%	8.333	438	76.82	726
NISA	2	1,105,359.57	0.23%	8.549	357	80.00	711
NIVA *	491	236,679,491.07	48.51%	8.341	398	78.96	709
No Documentation	38	15,153,131.88	3.11%	8.782	422	74.22	724
SISA	60	31,513,572.60	6.46%	8.119	428	76.53	711
SIVA	320	156,403,923.52	32.06%	8.116	406	76.54	720
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715
*NIVA includes the "No Ratio" documentation type

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	342	187,888,644.62	38.51%	8.280	415	75.98	710
Purchase	455	176,773,097.56	36.23%	8.235	393	80.70	722
Rate/Term Refinance	218	123,229,860.56	25.26%	8.247	404	76.10	712
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Condominium	115	42,829,823.00	8.78%	8.157	400	80.40	716
Planned Unit Development	227	103,363,034.91	21.19%	8.386	411	78.73	710
Single Family	648	327,118,309.99	67.05%	8.239	403	77.22	716
Townhouse	2	731,200.00	0.15%	8.703	357	80.00	693
Two-to-Four Family	23	13,849,234.84	2.84%	7.952	392	73.50	703
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Investor	109	46,474,363.43	9.53%	8.235	387	75.83	714
Primary	792	405,500,935.85	83.11%	8.260	408	77.87	715
Second Home	114	35,916,303.46	7.36%	8.232	384	78.47	716
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Arizona	29	14,232,525.98	2.92%	8.370	404	80.29	721
California	615	329,162,803.70	67.47%	8.211	408	76.95	717
Colorado	3	1,629,918.36	0.33%	8.270	403	79.85	763
Connecticut	2	958,819.74	0.20%	8.100	355	77.62	734
Florida	212	70,197,195.00	14.39%	8.243	387	81.03	710
Georgia	11	4,233,828.28	0.87%	8.146	355	78.72	693
Hawaii	2	1,274,451.01	0.26%	8.158	357	76.72	722
Idaho	1	654,103.56	0.13%	8.414	355	66.14	765
Illinois	18	9,484,167.51	1.94%	8.611	423	68.97	713
Indiana	1	141,350.00	0.03%	8.414	357	79.97	797
Kansas	2	647,629.33	0.13%	8.185	355	86.65	680
Maryland	14	7,256,191.57	1.49%	8.411	406	83.02	706
Massachusetts	2	889,751.71	0.18%	8.231	356	84.73	713
Michigan	1	513,000.00	0.11%	7.404	358	61.44	724
Minnesota	4	1,396,626.52	0.29%	8.651	403	79.89	760
Nevada	17	7,721,658.20	1.58%	8.455	413	76.59	690
New Jersey	6	3,247,724.76	0.67%	8.483	356	73.49	712
New Mexico	1	199,000.41	0.04%	9.104	355	90.00	739
New York	11	7,150,996.39	1.47%	8.509	404	74.30	684
North Carolina	1	102,133.61	0.02%	7.889	352	90.00	770
Ohio	2	399,572.99	0.08%	7.646	356	83.39	780
Oregon	4	1,587,349.36	0.33%	7.913	400	75.97	743
Pennsylvania	1	142,089.64	0.03%	8.804	475	80.00	738
South Carolina	1	523,140.10	0.11%	8.814	350	80.00	787
Tennessee	5	1,489,514.15	0.31%	8.346	374	80.52	726
Utah	2	635,000.00	0.13%	8.681	445	75.25	742
Virginia	33	16,508,073.40	3.38%	8.622	423	81.05	694
Washington	14	5,512,987.46	1.13%	8.224	389	79.17	729
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.500 - 1.999	1	768,236.04	0.16%	6.914	355	70.00	673
2.000 - 2.499	25	11,095,936.42	2.33%	7.329	397	76.74	723
2.500 - 2.999	198	87,478,318.57	18.34%	7.844	385	78.45	714
3.000 - 3.499	433	214,428,673.87	44.96%	8.251	410	78.21	716
3.500 - 3.999	277	136,734,178.36	28.67%	8.515	405	77.07	715
4.000 - 4.499	46	22,094,783.14	4.63%	9.226	435	78.40	694
4.500 - 4.999	10	4,376,067.74	0.92%	9.514	421	78.48	707
Total	990	476,976,194.14	100.00%	8.285	405	77.89	714

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.000 - 1.499	1	302,297.00	0.06%	8.514	358	80.00	752
1.500 - 1.999	5	3,651,236.04	0.77%	7.739	372	73.45	702
2.000 - 2.499	60	35,981,804.05	7.54%	8.216	389	69.86	748
2.500 - 2.999	195	84,872,268.78	17.79%	7.855	385	78.50	713
3.000 - 3.499	422	207,290,461.31	43.46%	8.244	411	78.58	714
3.500 - 3.999	247	116,054,486.25	24.33%	8.492	408	78.57	708
4.000 - 4.499	45	21,594,783.14	4.53%	9.224	437	78.62	693
4.500 - 4.999	10	4,376,067.74	0.92%	9.514	421	78.48	707
7.500 - 7.999	2	866,844.62	0.18%	7.666	357	83.22	715
8.000 - 8.499	3	1,985,945.21	0.42%	8.365	434	82.25	714
Total	990	476,976,194.14	100.00%	8.285	405	77.89	714

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
9.500 - 9.999	572	280,286,933.83	58.76%	8.135	395	77.26	717
10.000 -10.499	22	11,529,222.10	2.42%	8.414	433	78.76	718
10.500 -10.999	279	122,550,067.54	25.69%	8.536	422	79.26	710
11.000 -11.499	25	15,483,539.83	3.25%	8.215	443	77.71	742
11.500 -11.999	80	39,342,087.08	8.25%	8.583	398	78.25	695
12.000 -12.499	11	7,150,481.71	1.50%	8.170	428	74.97	704
12.500 -12.999	1	633,862.05	0.13%	8.521	474	90.00	714
Total	990	476,976,194.14	100.00%	8.285	405	77.89	714

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
None	990	476,976,194.14	100.00%	8.285	405	77.89	714
Total	990	476,976,194.14	100.00%	8.285	405	77.89	714

Periodic Pymt Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
7.500	1,015	487,891,602.74	100.00%	8.255	404	77.72	715
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Negative Amortization Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Neg Amort Limit: 110-114.9	320	155,743,630.81	31.92%	8.116	393	78.63	718
Neg Amort Limit: 115-119.9	690	329,226,576.94	67.48%	8.321	409	77.30	713
Neg Amort Limit: 125	5	2,921,394.99	0.60%	8.324	473	76.14	707
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
05/01/07	651	338,039,832.97	70.87%	8.328	400	77.38	715
06/01/07	339	138,936,361.17	29.13%	8.181	416	79.14	711
Total	990	476,976,194.14	100.00%	8.285	405	77.89	714

Next Payment Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
05/01/07	1	205,763.34	0.04%	8.464	348	80.00	652
06/01/07	8	3,639,896.37	0.75%	8.271	418	76.29	671
07/01/07	6	3,192,889.47	0.65%	7.993	409	77.11	744
08/01/07	7	2,445,448.45	0.50%	8.257	390	80.97	743
09/01/07	26	10,894,927.44	2.23%	8.053	393	76.95	709
10/01/07	54	25,211,770.98	5.17%	8.177	405	79.53	730
11/01/07	58	29,111,764.48	5.97%	8.208	410	79.19	722
12/01/07	126	64,132,194.99	13.14%	8.125	401	78.23	712
01/01/08	208	103,198,761.53	21.15%	8.251	404	78.43	711
02/01/08	189	91,207,373.44	18.69%	8.547	405	77.95	709
03/01/08	202	100,127,401.31	20.52%	8.459	406	75.95	719
04/01/08	71	30,228,669.45	6.20%	7.459	421	79.91	714
05/01/08	12	3,006,743.08	0.62%	8.187	356	73.65	0
01/01/09	4	2,044,854.37	0.42%	8.536	374	71.05	730
02/01/09	18	8,327,735.44	1.71%	8.974	416	78.98	703
08/01/11	1	592,231.04	0.12%	7.500	351	80.00	704
10/01/11	1	527,120.42	0.11%	8.500	353	80.00	789
11/01/11	2	918,819.01	0.19%	6.752	354	74.79	774
12/01/11	6	3,080,633.62	0.63%	6.846	355	74.39	739
01/01/12	8	3,123,655.76	0.64%	6.983	356	60.17	733
02/01/12	4	1,665,948.75	0.34%	6.731	357	74.69	720
03/01/12	3	1,007,000.00	0.21%	6.695	358	66.72	754
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Months to Next Rate Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	990	476,976,194.14	100.00%	8.285	405	77.89	714
Total	990	476,976,194.14	100.00%	8.285	405	77.89	714

Months to Next Payment Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	1	205,763.34	0.04%	8.464	348	80.00	652
2	9	3,954,785.26	0.81%	8.272	413	76.58	675
3	6	3,238,300.43	0.66%	7.967	408	77.15	747
4	15	5,712,396.27	1.17%	8.198	412	81.32	720
5	33	14,474,077.65	2.97%	8.097	422	77.33	715
6	40	18,678,917.37	3.83%	8.172	380	79.56	733
7	56	28,438,220.21	5.83%	8.211	412	79.05	723
8	196	92,415,075.26	18.94%	8.214	403	78.32	712
9	162	81,577,866.14	16.72%	8.199	401	78.59	710
10	299	143,548,676.24	29.42%	8.508	411	78.18	708
11	138	70,923,200.33	14.54%	8.062	402	75.23	727
12	13	3,436,325.83	0.70%	8.194	370	74.18	698
21	4	2,044,854.37	0.42%	8.536	374	71.05	730
22	18	8,327,735.44	1.71%	8.974	416	78.98	703
52	1	592,231.04	0.12%	7.500	351	80.00	704
54	1	527,120.42	0.11%	8.500	353	80.00	789
55	2	918,819.01	0.19%	6.752	354	74.79	774
56	6	3,080,633.62	0.63%	6.846	355	74.39	739
57	8	3,123,655.76	0.64%	6.983	356	60.17	733
58	4	1,665,948.75	0.34%	6.731	357	74.69	720
59	3	1,007,000.00	0.21%	6.695	358	66.72	754
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Interest Only Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	990	476,976,194.14	97.76%	8.285	405	77.89	714
60	25	10,915,408.60	2.24%	6.961	355	70.27	739
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Months in Teaser	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	956	452,833,249.09	94.94%	8.279	407	78.50	712
1	34	24,142,945.05	5.06%	8.396	377	66.54	753
Total	990	476,976,194.14	100.00%	8.285	405	77.89	714

Initial Min Pymt Period	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
12	968	466,603,604.33	95.64%	8.272	405	77.90	714
24	22	10,372,589.81	2.13%	8.888	407	77.42	708
60	25	10,915,408.60	2.24%	6.961	355	70.27	739
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Initial Rate Period	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	940	444,561,692.26	93.20%	8.271	407	78.54	711
3	50	32,414,501.88	6.80%	8.481	373	68.98	749
Total	990	476,976,194.14	100.00%	8.285	405	77.89	714

Subseq Rate Adj Freq	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	990	476,976,194.14	100.00%	8.285	405	77.89	714
Total	990	476,976,194.14	100.00%	8.285	405	77.89	714

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	32	9,114,183.13	1.87%	8.137	359	75.05	723
20.01 -25.00	31	12,121,770.68	2.48%	8.159	393	75.35	708
25.01 -30.00	55	21,598,045.90	4.43%	8.007	382	78.06	732
30.01 -35.00	126	58,104,476.31	11.91%	7.816	387	77.73	718
35.01 -40.00	329	166,080,490.07	34.04%	8.165	398	77.30	715
40.01 -45.00	107	59,199,264.69	12.13%	8.114	418	77.45	716
45.01 -50.00	26	14,890,867.30	3.05%	8.333	395	74.36	735
50.01 -55.00	5	3,237,322.49	0.66%	8.196	395	77.06	730
None	304	143,545,182.17	29.42%	8.643	420	78.99	708
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Delinquency Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Current	1,012	485,663,919.55	99.54%	8.254	404	77.75	715
Delq: 30 Days	3	2,227,683.19	0.46%	8.498	474	72.10	692
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Times 30 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1,011	485,471,023.30	99.50%	8.255	404	77.75	715
1	3	2,198,942.34	0.45%	8.431	454	72.22	665
5	1	221,637.10	0.05%	7.964	343	70.13	624
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Times 60 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1,014	487,669,965.64	99.95%	8.256	404	77.72	715
4	1	221,637.10	0.05%	7.964	343	70.13	624
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

Times 90 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1,014	487,669,965.64	99.95%	8.256	404	77.72	715
3	1	221,637.10	0.05%	7.964	343	70.13	624
Total	1,015	487,891,602.74	100.00%	8.255	404	77.72	715

HarborView Mortgage Loan Pass-Through Certificates 2007-3

Preliminary Marketing Materials

The issuer has filed a registration statement (including a base prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest in this offering, you should read the base prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov<http://www.sec.gov/>. Alternatively, RBS Greenwich Capital will arrange to send you the base prospectus at no charge if you request it by calling 1-866-884-2071 or emailing offeringmaterials@rbsgc.com.

This free writing prospectus is being delivered to you solely to provide you with information about the offering and to solicit an offer to purchase the offered securities. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase such securities. Any such commitment shall be subject to the conditions specified below.

This free writing prospectus is not required to contain all of the information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase the offered securities, supersedes any prior version of this free writing prospectus and any information contained in any prior similar free writing prospectus relating to these securities. If a preliminary prospectus is conveyed to you prior to your commitment to purchase, that document supersedes all other information provided to you concerning the offered securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The securities referred to in this free writing prospectus are being offered when, as and if issued. The issuer is not obligated to issue any such securities or any similar securities, and all or a portion of the securities may not be issued that have the characteristics described herein. The underwriters' obligation to deliver such securities is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of the securities having the characteristics described herein. If, for any reason, the issuer does not deliver such securities, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

For asset-backed and mortgage-backed securities: Certain of the information contained herein may be based on numerous assumptions (including preliminary assumptions about the pool assets and structure), which may not be specifically identified as assumptions in the information. Any such information or assumptions are subject to change. The information in this free writing prospectus may reflect assumptions specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any assumptions specifically required by you.

Any legends, disclaimers or other notices that may appear below or on any electronic communication to which this free writing prospectus is attached which state that (1) these materials do not constitute an offer (or a solicitation of an offer), (2) no representation is made as to the accuracy or completeness of these materials and that these materials may not be updated or (3) these materials may be confidential are not applicable to this communication and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of this communication having been sent via Bloomberg or another system.

Structuring Assumptions

Prepayments of mortgage loans are commonly measured relative to a prepayment standard or model. The model used with respect to the mortgage loans assumes a constant prepayment rate or “CPR.” This is not a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the mortgage loans.

The tables were prepared on the basis of the assumptions in the following paragraph and the tables set forth below. There are certain differences between the loan characteristics included in those assumptions and the characteristics of the actual mortgage loans. Any such discrepancy may have an effect upon the percentages of original certificate principal balances outstanding and weighted average lives of the offered certificates set forth in the tables. In addition, since the actual mortgage loans in the trust will have characteristics that differ from those assumed in preparing the tables set forth below, the distributions of principal of the classes of offered certificates may be made earlier or later than indicated in the tables.

The percentages and weighted average lives in the tables were determined based on the assumptions listed below.

•	Each Loan Group of Mortgage Loans will have the characteristics set forth in the table below.

•	Distributions on the certificates are received, in cash, on the 19th day of each month, commencing in May 2007.

•	The mortgage loans prepay at the related constant percentages of CPR.

•	No defaults or delinquencies occur in the payment by borrowers of principal and interest on the mortgage loans and no net interest shortfalls are incurred.

•	No mortgage loan is purchased by the seller from the trust pursuant to any obligation or option under the pooling and servicing agreement (other than an optional termination as described below).

•
Scheduled monthly payments on the mortgage loans are received on the first day of each month commencing in May 2007 and are computed prior to giving effect to any prepayments, which are computed after giving effect to scheduled payments received on the following day, received in the prior month.

•	Prepayments representing payment in full of individual mortgage loans are received on the last day of each month commencing in April 2007 and include 30 days' interest.

•
The scheduled monthly payment for each mortgage loan is calculated based on its principal balance, loan rate and remaining term to maturity such that the mortgage loan will amortize in amounts sufficient to repay the remaining principal balance of the mortgage loan by its remaining term to maturity taking into account interest-only periods.

•	Interest accrues on each certificate at the related pass-through rate described under “Description of the Certificates—Interest—Pass-Through Rates” in this prospectus supplement.

•	The initial certificate principal balance of each class of certificates is as set forth on the cover or as described in this prospectus supplement.

•	MTA, 1-Month LIBOR and COFI are 5.014%, 5.320% and 4.396%, respectively.

•	No optional termination of the trust will occur, except that this assumption does not apply to the calculation of weighted average lives to the optional termination.

•	The certificates are purchased on April 27, 2007.

•	No deposits were made to the Final Maturity Reserve Fund.

Weighted Average Lives*	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-1
WAL	9.68	7.50	6.04	4.99	3.94
Mod Durn 30360	7.04	5.83	4.90	4.17	3.41
Principal Window Begin	75	56	44	37	40
Principal Window End	169	127	100	81	58

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-1
WAL	10.44	8.10	6.52	5.39	4.26
Mod Durn 30360	7.32	6.11	5.16	4.41	3.64
Principal Window Begin	75	56	44	37	40
Principal Window End	263	203	161	132	93

*Priced to par.

Weighted Average Lives*	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-3
WAL	9.66	7.48	6.03	4.98	3.82
Mod Durn 30360	6.88	5.72	4.82	4.11	3.29
Principal Window Begin	74	56	44	37	38
Principal Window End	169	127	100	81	58

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-3
WAL	10.16	7.87	6.34	5.24	4.05
Mod Durn 30360	7.07	5.90	4.99	4.28	3.45
Principal Window Begin	74	56	44	37	38
Principal Window End	216	164	130	106	75

Weighted Average Lives *	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-4
WAL	9.66	7.47	6.02	4.98	3.79
Mod Durn 30360	6.76	5.63	4.76	4.07	3.24
Principal Window Begin	73	56	44	37	38
Principal Window End	169	127	100	81	58

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-4
WAL	10.02	7.76	6.25	5.17	4.01
Mod Durn 30360	6.89	5.77	4.88	4.19	3.39
Principal Window Begin	73	56	44	37	38
Principal Window End	203	154	121	99	73

*Priced to par.

Weighted Average Lives *	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-5
WAL	9.64	7.46	6.02	4.98	3.79
Mod Durn 30360	6.66	5.57	4.72	4.04	3.22
Principal Window Begin	73	56	44	37	38
Principal Window End	169	127	100	81	58

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-5
WAL	9.81	7.59	6.12	5.07	3.94
Mod Durn 30360	6.73	5.63	4.77	4.10	3.32
Principal Window Begin	73	56	44	37	38
Principal Window End	189	142	112	92	70

Weighted Average Lives *	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-6
WAL	9.53	7.38	5.95	4.93	3.77
Mod Durn 30360	6.54	5.47	4.64	3.98	3.18
Principal Window Begin	73	56	44	37	37
Principal Window End	169	127	100	81	58

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-6
WAL	9.53	7.38	5.95	4.93	3.81
Mod Durn 30360	6.54	5.47	4.64	3.98	3.21
Principal Window Begin	73	56	44	37	37
Principal Window End	171	128	101	82	63

*Priced to par.

Available Funds Schedule - All Certificates

Period	Available Funds Cap	Period	Available Funds Cap	Period	Available Funds Cap
1	NA	41	9.79	81	9.79
2	7.70	42	10.11	82	9.79
3	10.11	43	9.79	83	10.84
4	9.78	44	10.11	84	9.79
5	9.78	45	9.79	85	10.11
6	10.11	46	9.79	86	9.79
7	9.79	47	10.84	87	10.11
8	10.11	48	9.79	88	9.79
9	9.79	49	10.11	89	9.79
10	9.79	50	9.79	90	10.11
11	10.46	51	10.11	91	9.79
12	9.79	52	9.79	92	10.11
13	10.11	53	9.79	93	9.79
14	9.79	54	10.11	94	9.79
15	10.11	55	9.79	95	10.84
16	9.79	56	10.11	96	9.79
17	9.79	57	9.79	97	10.11
18	10.12	58	9.79	98	9.79
19	9.79	59	10.46	99	10.11
20	10.12	60	9.79	100	9.79
21	9.79	61	10.11
22	9.79	62	9.79
23	10.84	63	10.11
24	9.79	64	9.79
25	10.12	65	9.79
26	9.79	66	10.11
27	10.12	67	9.79
28	9.79	68	10.11
29	9.79	69	9.79
30	10.12	70	9.79
31	9.79	71	10.83
32	10.11	72	9.79
33	9.79	73	10.11
34	9.79	74	9.79
35	10.84	75	10.11
36	9.79	76	9.79
37	10.11	77	9.79
38	9.79	78	10.11
39	10.11	79	9.79
40	9.79	80	10.11

Assumptions
1)	MTA, 1 Month LIBOR and COFI adjust to 20% in the second period.
2)	Pricing speed to call.
3)	Actual/360 basis.

Excess Spread

Period	FWD 1 Month LIBOR (%)	FWD MTA (%)	FWD COFI (%)	Excess Spread Under STATIC (%)(2,3,4)	Excess Spread Under FORWARD (%) (1,2,4)	Period	FWD 1 Month LIBOR (%)	FWD MTA (%)	FWD COFI (%)	Excess Spread Under STATIC (%)(2,3,4)	Excess Spread Under FORWARD (%) (1,2,4)
1	5.320000	5.014000	4.396000	0.84	0.84	51	4.360975	4.502451	4.526597	2.37	2.80
2	5.335999	5.015093	4.462624	2.19	2.17	52	4.357393	4.508575	4.531006	2.18	2.66
3	5.321944	5.012634	4.529706	2.43	2.42	53	4.356171	4.514724	4.535889	2.19	2.67
4	5.266845	4.997614	4.577919	2.24	2.29	54	4.357502	4.520934	4.541017	3.07	3.21
5	5.223662	4.964007	4.612616	2.24	2.32	55	4.361575	4.527244	4.546207	2.89	3.06
6	5.157113	4.919150	4.637898	2.42	2.54	56	4.368583	4.533696	4.551311	3.04	3.20
7	5.094021	4.885069	4.655707	2.24	2.37	57	4.378717	4.540333	4.556208	2.86	3.05
8	5.048511	4.852904	4.664784	2.42	2.56	58	4.392169	4.547202	4.560794	2.84	3.04
9	4.987378	4.806412	4.665160	2.23	2.42	59	4.409129	4.554348	4.564979	3.16	3.31
10	4.902831	4.754192	4.659039	2.23	2.46	60	4.429790	4.561822	4.568683	2.80	3.00
11	4.787077	4.701883	4.648198	2.60	2.86	61	4.453119	4.569675	4.571813	2.95	3.13
12	4.632315	4.636045	4.633072	2.23	2.63	62	4.475367	4.577959	4.575087	2.77	2.97
13	4.454208	4.566044	4.614831	2.41	2.90	63	4.495695	4.586664	4.579125	2.92	3.11
14	4.282654	4.505130	4.596144	2.23	2.85	64	4.513921	4.595710	4.583603	2.74	2.95
15	4.115037	4.445161	4.577463	2.41	3.10	65	4.529862	4.605017	4.588276	2.73	2.94
16	3.956636	4.387972	4.558797	2.22	3.06	66	4.543337	4.614499	4.592952	2.90	3.08
17	3.812736	4.335353	4.541744	2.22	3.15	67	4.554162	4.624070	4.597481	2.72	2.93
18	3.688630	4.288973	4.526523	2.41	3.35	68	4.562156	4.633638	4.601742	2.88	3.07
19	3.589618	4.250112	4.512509	2.22	3.27	69	4.567136	4.643111	4.605635	2.70	2.92
20	3.521007	4.219382	4.499565	2.41	3.43	70	4.568919	4.652394	4.609076	2.69	2.92
21	3.488110	4.196939	4.487540	2.22	3.31	71	4.567324	4.661388	4.611993	3.20	3.38
22	3.496246	4.182868	4.477074	2.22	3.27	72	4.562169	4.669991	4.614312	2.68	2.93
23	3.550736	4.176953	4.468943	2.78	3.59	73	4.560416	4.678101	4.615967	2.84	3.09
24	3.656903	4.178686	4.466106	2.21	3.09	74	4.564549	4.685611	4.617137	2.70	2.96
25	3.788278	4.187277	4.470046	2.40	3.09	75	4.568710	4.692488	4.618120	2.87	3.12
26	3.907071	4.201662	4.472170	2.21	2.84	76	4.572902	4.698774	4.619089	2.70	2.97
27	4.022221	4.220584	4.470769	2.39	2.88	77	4.577127	4.704520	4.620177	2.69	2.97
28	4.130236	4.242774	4.467110	2.21	2.64	78	4.581385	4.709784	4.621489	2.86	3.12
29	4.227622	4.266989	4.462181	2.20	2.56	79	4.585680	4.714630	4.623108	2.69	2.97
30	4.310890	4.292050	4.456760	2.39	2.65	80	4.590013	4.719133	4.625102	2.85	3.12
31	4.376550	4.316878	4.451478	2.20	2.45	81	4.594387	4.723372	4.627531	2.68	2.97
32	4.421118	4.340524	4.446856	2.39	2.59	82	4.598803	4.727435	4.630442	2.68	2.97
33	4.441110	4.362212	4.443227	2.20	2.43	83	4.603263	4.731420	4.633879	3.19	3.43
34	4.433047	4.381371	4.440805	2.19	2.46	84	4.607769	4.735430	4.637881	2.67	2.97
35	4.393450	4.397669	4.439975	2.76	2.99	85	4.612192	4.739581	4.642483	2.84	3.13
36	4.318843	4.411054	4.441082	2.19	2.60	86	4.616515	4.743993	4.647802	2.67	2.97
37	4.284265	4.421783	4.444449	2.37	2.80	87	4.620860	4.748716	4.653677	2.84	3.13
38	4.313478	4.430464	4.449889	2.18	2.63	88	4.625227	4.753717	4.659771	2.67	2.98
39	4.340330	4.437690	4.456605	2.37	2.76	89	4.629618	4.758956	4.665826	2.67	2.98
40	4.364304	4.443787	4.464139	2.18	2.58	90	4.634033	4.764391	4.671645	2.88	3.18
41	4.384880	4.449075	4.472117	2.18	2.57	91	4.638475	4.769974	4.677072	2.71	3.03
42	4.401540	4.453854	4.480222	2.36	2.71	92	4.642943	4.775650	4.681984	2.88	3.18
43	4.413767	4.458399	4.488180	2.17	2.54	93	4.647439	4.781361	4.686278	2.71	3.03
44	4.421041	4.462947	4.495749	2.36	2.69	94	4.651963	4.787041	4.689871	2.71	3.04
45	4.422845	4.467688	4.502711	2.17	2.54	95	4.656518	4.792619	4.692652	3.22	3.50
46	4.418662	4.472753	4.508863	2.17	2.55	96	4.661104	4.798018	4.694483	2.71	3.04
47	4.407972	4.478206	4.514016	2.74	3.04	97	4.665648	4.803156	4.695491	2.88	3.20
48	4.390259	4.484035	4.517862	2.17	2.59	98	4.670140	4.807941	4.696063	2.71	3.05
49	4.374456	4.490138	4.520475	2.36	2.77	99	4.674646	4.812319	4.696553	2.88	3.20
50	4.366727	4.496316	4.522958	2.18	2.63	100	4.679167	4.816273	4.697059	2.71	3.05
(1)	The excess spread cited herein is calculated assuming all indices adjust to the rates specified in each respective forward curve and that the collateral is run at the pricing speed of 25% CPR.
(2)	Calculated as (a) interest collections on the collateral (net of any fees), less total interest on the Certificates divided by (b) collateral balance as of the beginning period multiplied by (c) 12.
(3)	Assumes 1 month LIBOR stays at 5.320%, MTA stays at 5.014% and COFI stays at 4.396%.
(4)	Assumes proceeds from Yield Maintenance Agreement are included.

Percent of Original Certificate Principal Balance Outstanding (1)

	Class B-1 Certificates
	Prepayment Scenario (Percentage of CPR)
Distribution Date	15%	20%	25%	30%	40%
Initial Percentage	100	100	100	100	100
April 19, 2008	100	100	100	100	100
April 19, 2009	100	100	100	100	100
April 19, 2010	100	100	100	100	100
April 19, 2011	100	100	90	68	37
April 19, 2012	100	92	67	47	22
April 19, 2013	100	73	50	33	13
April 19, 2014	71	46	29	18	5
April 19, 2015	59	37	22	13	0
April 19, 2016	50	29	16	9	0
April 19, 2017	42	23	12	4	0
April 19, 2018	35	18	9	0	0
April 19, 2019	29	14	6	0	0
April 19, 2020	24	11	1	0	0
April 19, 2021	20	9	0	0	0
April 19, 2022	17	6	0	0	0
April 19, 2023	14	3	0	0	0
April 19, 2024	11	0	0	0	0
April 19, 2025	9	0	0	0	0
April 19, 2026	8	0	0	0	0
April 19, 2027	5	0	0	0	0
April 19, 2028	2	0	0	0	0
April 19, 2029	0	0	0	0	0
April 19, 2030	0	0	0	0	0
April 19, 2031	0	0	0	0	0
April 19, 2032	0	0	0	0	0
April 19, 2033	0	0	0	0	0
April 19, 2034	0	0	0	0	0
April 19, 2035	0	0	0	0	0
April 19, 2036	0	0	0	0	0
April 19, 2037	0	0	0	0	0

Weighted Average Life
Years to Maturity	10.44	8.10	6.52	5.39	4.26
Years to Optional Termination	9.68	7.50	6.04	4.99	3.94
(1)	Rounded to the nearest whole percentage.

Percent of Original Certificate Principal Balance Outstanding (1)

	Class B-3 Certificates
	Prepayment Scenario (Percentage of CPR)
Distribution Date	15%	20%	25%	30%	40%
Initial Percentage	100	100	100	100	100
April 19, 2008	100	100	100	100	100
April 19, 2009	100	100	100	100	100
April 19, 2010	100	100	100	100	100
April 19, 2011	100	100	90	68	37
April 19, 2012	100	92	67	47	22
April 19, 2013	100	73	50	33	13
April 19, 2014	71	46	29	18	0
April 19, 2015	59	37	22	13	0
April 19, 2016	50	29	16	0	0
April 19, 2017	42	23	12	0	0
April 19, 2018	35	18	0	0	0
April 19, 2019	29	14	0	0	0
April 19, 2020	24	8	0	0	0
April 19, 2021	20	0	0	0	0
April 19, 2022	17	0	0	0	0
April 19, 2023	14	0	0	0	0
April 19, 2024	10	0	0	0	0
April 19, 2025	0	0	0	0	0
April 19, 2026	0	0	0	0	0
April 19, 2027	0	0	0	0	0
April 19, 2028	0	0	0	0	0
April 19, 2029	0	0	0	0	0
April 19, 2030	0	0	0	0	0
April 19, 2031	0	0	0	0	0
April 19, 2032	0	0	0	0	0
April 19, 2033	0	0	0	0	0
April 19, 2034	0	0	0	0	0
April 19, 2035	0	0	0	0	0
April 19, 2036	0	0	0	0	0
April 19, 2037	0	0	0	0	0

Weighted Average Life
Years to Maturity	10.16	7.87	6.34	5.24	4.05
Years to Optional Termination	9.66	7.48	6.03	4.98	3.82
(1)  Rounded to the nearest whole percentage.

Percent of Original Certificate Principal Balance Outstanding (1)

	Class B-4 Certificates
	Prepayment Scenario (Percentage of CPR)
Distribution Date	15%	20%	25%	30%	40%
Initial Percentage	100	100	100	100	100
April 19, 2008	100	100	100	100	100
April 19, 2009	100	100	100	100	100
April 19, 2010	100	100	100	100	100
April 19, 2011	100	100	90	68	37
April 19, 2012	100	92	67	47	22
April 19, 2013	100	73	50	33	7
April 19, 2014	71	46	29	18	0
April 19, 2015	59	37	22	4	0
April 19, 2016	50	29	16	0	0
April 19, 2017	42	23	1	0	0
April 19, 2018	35	18	0	0	0
April 19, 2019	29	12	0	0	0
April 19, 2020	24	0	0	0	0
April 19, 2021	20	0	0	0	0
April 19, 2022	17	0	0	0	0
April 19, 2023	11	0	0	0	0
April 19, 2024	0	0	0	0	0
April 19, 2025	0	0	0	0	0
April 19, 2026	0	0	0	0	0
April 19, 2027	0	0	0	0	0
April 19, 2028	0	0	0	0	0
April 19, 2029	0	0	0	0	0
April 19, 2030	0	0	0	0	0
April 19, 2031	0	0	0	0	0
April 19, 2032	0	0	0	0	0
April 19, 2033	0	0	0	0	0
April 19, 2034	0	0	0	0	0
April 19, 2035	0	0	0	0	0
April 19, 2036	0	0	0	0	0
April 19, 2037	0	0	0	0	0

Weighted Average Life
Years to Maturity	10.02	7.76	6.25	5.17	4.01
Years to Optional Termination	9.66	7.47	6.02	4.98	3.79
(1)  Rounded to the nearest whole percentage.

Percent of Original Certificate Principal Balance Outstanding (1)

	Class B-5 Certificates
	Prepayment Scenario (Percentage of CPR)
Distribution Date	15%	20%	25%	30%	40%
Initial Percentage	100	100	100	100	100
April 19, 2008	100	100	100	100	100
April 19, 2009	100	100	100	100	100
April 19, 2010	100	100	100	100	100
April 19, 2011	100	100	90	68	37
April 19, 2012	100	92	67	47	22
April 19, 2013	100	73	50	33	0
April 19, 2014	71	46	29	14	0
April 19, 2015	59	37	22	0	0
April 19, 2016	50	29	6	0	0
April 19, 2017	42	23	0	0	0
April 19, 2018	35	13	0	0	0
April 19, 2019	29	0	0	0	0
April 19, 2020	24	0	0	0	0
April 19, 2021	20	0	0	0	0
April 19, 2022	8	0	0	0	0
April 19, 2023	0	0	0	0	0
April 19, 2024	0	0	0	0	0
April 19, 2025	0	0	0	0	0
April 19, 2026	0	0	0	0	0
April 19, 2027	0	0	0	0	0
April 19, 2028	0	0	0	0	0
April 19, 2029	0	0	0	0	0
April 19, 2030	0	0	0	0	0
April 19, 2031	0	0	0	0	0
April 19, 2032	0	0	0	0	0
April 19, 2033	0	0	0	0	0
April 19, 2034	0	0	0	0	0
April 19, 2035	0	0	0	0	0
April 19, 2036	0	0	0	0	0
April 19, 2037	0	0	0	0	0

Weighted Average Life
Years to Maturity	9.81	7.59	6.12	5.07	3.94
Years to Optional Termination	9.64	7.46	6.02	4.98	3.79
(1)  Rounded to the nearest whole percentage.

Percent of Original Certificate Principal Balance Outstanding (1)

	Class B-6 Certificates
	Prepayment Scenario (Percentage of CPR)
Distribution Date	15%	20%	25%	30%	40%
Initial Percentage	100	100	100	100	100
April 19, 2008	100	100	100	100	100
April 19, 2009	100	100	100	100	100
April 19, 2010	100	100	100	100	100
April 19, 2011	100	100	90	68	37
April 19, 2012	100	92	67	47	11
April 19, 2013	100	73	50	33	0
April 19, 2014	71	46	29	0	0
April 19, 2015	59	37	10	0	0
April 19, 2016	50	29	0	0	0
April 19, 2017	42	15	0	0	0
April 19, 2018	35	0	0	0	0
April 19, 2019	29	0	0	0	0
April 19, 2020	22	0	0	0	0
April 19, 2021	3	0	0	0	0
April 19, 2022	0	0	0	0	0
April 19, 2023	0	0	0	0	0
April 19, 2024	0	0	0	0	0
April 19, 2025	0	0	0	0	0
April 19, 2026	0	0	0	0	0
April 19, 2027	0	0	0	0	0
April 19, 2028	0	0	0	0	0
April 19, 2029	0	0	0	0	0
April 19, 2030	0	0	0	0	0
April 19, 2031	0	0	0	0	0
April 19, 2032	0	0	0	0	0
April 19, 2033	0	0	0	0	0
April 19, 2034	0	0	0	0	0
April 19, 2035	0	0	0	0	0
April 19, 2036	0	0	0	0	0
April 19, 2037	0	0	0	0	0

Weighted Average Life
Years to Maturity	9.53	7.38	5.95	4.93	3.81
Years to Optional Termination	9.53	7.38	5.95	4.93	3.77
(1)  Rounded to the nearest whole percentage.

HarborView Mortgage Loan Pass-Through
Certificates

Series 2007-3

Exhibit A

Table of Contents

The Originators - Page 1

Bank United

 The Servicer - Page 9

GMAC Mortgage, LLC

The Trustee - Page 13

Wells Fargo Bank NA

The Custodian - Page 14

Deutsche Bank National Trust Company

THE ORIGINATORS

A portion of the mortgage loans that were sold to the seller were originated by BankUnited, FSB (BankUnited). The information set forth in this section contains a brief description of the underwriting guidelines used for mortgage loans originated by BankUnited.

BankUnited, FSB.

BankUnited was established as a full line thrift institution to facilitate the purchase and servicing of whole loans containing various levels of quality from “investment grade” to varying degrees of “Alt A investment grade” loans. BankUnited is not in the business of acquiring mortgaged properties through foreclosure or deed in lieu of foreclosure; however this does occur on occasion during the normal course of business. BankUnited originally operated under the name of United Savings Association as a Florida chartered Savings Association formed on August 13, 1984. It commenced operation from Bonita Springs, Florida on October 5, 1984. BankUnited converted to a Federal Savings Bank charter on March 5, 1993.

The principal business of BankUnited has been the origination of investment grade performing residential mortgages. These have been originated through its own retail network and through an extensive network of wholesale brokers. BankUnited’s servicing portfolio consists primarily of performing investment quality loans serviced for BankUnited’s own account or the accounts of Fannie Mae, Freddie Mac, or other private mortgage conduits and various institutional investors.

BankUnited places significant emphasis on its collection efforts in order to maintain low delinquency and foreclosure rates. As of September 30, 2006, BankUnited was servicing approximately $1.57 billion of mortgage loans for others and $9.66 billion of one to four family residential loans for its own account.

1

Mortgage Loan Production

The following table sets forth, by number and dollar amount of mortgage loans, BankUnited’s residential mortgage loan production for the periods ending December 31st of each year except for the year-to-date 2006 numbers, which are through September 30, 2006:

	Mortgage Loan Production
	2001	2002	2003	2004	2005	2006 YTD
	(Dollars in thousands, except average loan amount and number of loans)

MTA Loans
Number of Loans	1,962	2,662	2,107	6,998	12,868	14,041
Volume of Loans	$537,635	$714,493	$576,240	$1,892,820	$3,757,354	$4,270,654
Percent of Total Dollar Volume	54%	44%	28%	62%	87%	94%

Conforming
Number of Loans	1,027	3,044	4,564	2,107	1,325	753
Volume of Loans	$143,741	$460,602	$750,355	$357,802	$237,563	$137,920
Percent of Total Dollar Volume	14%	28%	36%	12%	5%	3%

Nonconforming
Number of Loans	1,349	1,313	2,538	2,911	1,167	429
Volume of Loans	$312,079	$445,633	$739,170	$782,121	$344,168	$117,716
Percent of Total Dollar Volume	31%	27%	36%	26%	8%	3%

Totals Loans
Number of Loans	4,338	7,019	9,209	12,016	15,360	15,223
Volume of Loans	$993,455	$1,620,728	$2,065,765	$3,032,743	$4,339,085	$4,526,289
Average Loan Amount	$229,012	$230,906	$224,320	$252,392	$282,493	$297,332

MTA loans (Monthly Treasury Average) as noted above are adjustable rate loans whose index is the 12 month average of the monthly average yields of U.S. Treasury securities adjusted to a constant maturity of one year. It is calculated by averaging the previous 12 monthly values of the 1-Year CMT.

In 2005, approximately 95% of the mortgage loans in the aggregate have been acquired through our wholesale channel and were originated generally in accordance with the following underwriting guidelines established by BankUnited.

BankUnited requires title insurance on all of its mortgage loans secured by first liens on real property originated through its wholesale and retail channels. BankUnited also requires that fire and extended coverage casualty insurance be maintained on the mortgaged property in an amount at least equal to the principal balance of the related single-family mortgage loan or the replacement cost of the mortgaged property, whichever is less.

2

Underwriting Standards

Note: Loan-to-Value Ratio as used in this section “—Underwriting Standards” has the following meaning:

The “Loan-to-Value Ratio” of a mortgage loan at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the related mortgage loan at the date of determination and the denominator of which is

•	in the case of a purchase, the lesser of the selling price of the mortgaged property or its appraised value at the time of sale or

•	in the case of a refinance, the appraised value of the mortgaged property at the time of the refinance.

No assurance can be given that the value of any mortgaged property has remained or will remain at the level that existed on the appraisal or sales date. If residential real estate values generally or in a particular geographic area decline, the loan-to-value ratios might not be a reliable indicator of the rates of delinquencies, foreclosures and losses that could occur with respect to the mortgage loans.

General

BankUnited’s underwriting standards are in accordance with applicable federal laws and regulations.

The following is a description of the underwriting policies customarily employed by BankUnited with respect to the residential mortgage loans that BankUnited and its wholesale operation originated during the period of origination of the mortgage loans. BankUnited has represented to the depositor that the mortgage loans were originated generally in accordance with such policies.

The mortgage loans originated by BankUnited are “non-conforming mortgage loans” (i.e., loans that are not insured by the Federal Housing Authority (FHA), or partially guaranteed by the Veterans Administration (VA) or that do not qualify for sale to Fannie Mae or Freddie Mac) and are secured by first liens on one-to four-family residential properties. These loans typically differ from those underwritten to the guidelines established by Fannie Mae and Freddie Mac primarily with respect to the original principal balances, loan-to-value ratios, borrower income, required documentation, interest rates, and property types. The MTA mortgage loans were primarily originated or purchased through its wholesale broker network and were generally underwritten in accordance with the standards described herein.

The nature of the information that a borrower is required to disclose and whether the information is verified depends, in part, on the documentation type used in the origination process. In general, under the Full Documentation type each prospective borrower is required to complete an application, which includes information with respect to the applicant’s assets, liabilities, income, credit history, employment history and other personal information. Self-employed individuals are generally required to submit their federal income tax returns. The underwriter is required to verify the information contained in the application relating to employment, income and assets.

A prospective borrower may be eligible for a loan approval process that limits or eliminates BankUnited’s’ standard disclosure or verification requirements or both.

Such underwriting standards are applied to evaluate the prospective borrower’s credit standing and repayment ability and the value and adequacy of the mortgaged property as collateral. Exceptions to the underwriting standards are permitted where compensating factors are present.
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Generally, each borrower will have been required to complete an application designed to provide pertinent credit information concerning the borrower. The borrower will have given information with respect to its assets, liabilities, income (except as described below), credit history, employment history and personal information, and will have furnished the lender with authorization to obtain a credit report that summarizes the borrower’s credit history. In the case of investment properties and two- to four-unit dwellings, income derived from the mortgaged property may have been considered for underwriting purposes, in addition to the income of the borrower from other sources. With respect to second homes or vacation properties, no income derived from the property will have been considered for underwriting purposes.

All BankUnited mortgage loans with an original loan-to-value ratio at origination exceeding 80%, have a primary mortgage insurance policy insuring a portion of the balance of the loan at least equal to the product of the original principal balance of the mortgage loan and a fraction, the numerator of which is the excess of the original principal balance of such mortgage loan over 75% of the lesser of the appraised value or the selling price of the related mortgaged property and the denominator of which is the original principal balance of the related mortgage loan, plus accrued interest thereon and related foreclosure expenses is generally required. No such primary mortgage insurance policy will be required with respect to any such loan after the date on which the related loan-to-value ratio decreases to 80% or less or, based upon new appraisal, the principal balance of such mortgage loan represents 80% or less of the new appraised value. All of the insurers that have issued primary mortgage insurance policies with respect to the MTA mortgage loans meet Fannie Mae’s or Freddie Mac’s standards.

In determining whether a prospective borrower has sufficient monthly income available to meet the monthly housing expenses and other financial obligations on the proposed mortgage loan, BankUnited generally considers, when required by the applicable documentation type, the ratio of such amounts to the proposed borrower’s acceptable stable monthly gross income. Such ratio varies depending on a number of underwriting criteria, including loan-to-value ratios, and is determined on a loan-by-loan basis. Under its One Month MTA Guidelines, BankUnited generally permits a debt-to-income ratio based on the borrower’s total monthly debt of 42%. Higher debt-to-income ratios may also be acceptable with evidence of specific compensating factors.

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BankUnited also examines a prospective borrower’s credit report. Generally, each credit report provides a credit score for the borrower. Credit scores generally range from 350 to 850, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. Credit scores are available from three major credit bureaus: Experian (formerly TRW Information Systems and Services), Equifax and Trans Union. If three credit scores are obtained, the middle score of the primary wage earner is used. Credit scores are empirically derived from historical credit bureau data and represent a numerical weighting of a borrower’s credit characteristics over a two-year period. A credit score is generated through the statistical analysis of a number of credit-related characteristics or variables. Common characteristics include the number of credit lines (trade lines), payment history, past delinquencies, severity of delinquencies, current levels of indebtedness, types of credit and length of credit history. Attributes are the specific values of each characteristic. A scorecard (the model) is created with weights or points assigned to each attribute. An individual loan applicant’s credit score is derived by summing together the attribute weights for that applicant.

For purchase money or rate and term refinance mortgage loans BankUnited’s Full Documentation underwriting guidelines for mortgage loans with non-conforming original principal balances generally allow loan-to-value ratios at origination of (i) up to 97% with original principal balances of up to $450,000, (ii) up to 90% for mortgage loans with original principal balances of up to $650,000, (iii) up to 75% for mortgage loans with original principal balances of up to $1,500,000, and (iv) up to 60% for mortgage loans with original principal balances of up to $4,000,000.

For cash-out refinance mortgage loans, BankUnited’s Full Documentation underwriting guidelines for mortgage loans with non-conforming original principal balances generally allow loan-to-value ratios at origination of (i) up to 90% original principal balances ranging up to $650,000, and (ii) up to 55% for mortgage loans with original principal balances of up to $4,000,000. The maximum “cash-back” amount permitted is $2,000,000 and is based in part on the original loan-to-value ratio of the related mortgage loan. As used in this prospectus supplement, a refinance mortgage loan is classified as a cash-out refinance mortgage loan by BankUnited if the borrower retains an amount greater than the lesser of 2% of the entire amount of the proceeds from the refinancing of the existing loan or $2,000.

Under various reduced documentation programs some underwriting documentation concerning income, employment and asset verification is waived. Since information relating to a prospective borrower’s income and employment is not verified, the borrower’s debt-to-income ratios may be calculated based on the information provided by the borrower in the mortgage loan application. These documentation types include Stated Income Verified Asset, Stated Income/Stated Asset, No Ratio, No Income No Asset and No Documentation, which are described below.

Under the Stated Income Verified Asset Documentation type, the mortgage loan application is reviewed to determine that the stated income is reasonable for the borrower’s employment and that the assets are consistent with the borrower’s income. BankUnited obtains from a prospective borrower either a verification of deposit or bank statements for the two-month period immediately before the date of the mortgage loan application or verbal verification of employment. For purchase money or rate and term refinance mortgage loans the Stated Income Verified Asset Documentation type permits maximum loan-to-value ratios (i) up to 95% and original principal balances ranging up to $550,000, (ii) up to 90% for mortgage loans with original principal balances of up to $650,000, (iii) up to 75% for mortgage loans with original principal balances of up to $1,500,000, and (iv) up to 65% for mortgage loans with original principal balances of up to $3,000,000.

For cash-out refinance mortgage loans with non-conforming original principal balances under the Stated Income Verified Asset Documentation generally allows loan-to-value ratios at origination of (i) up to 90% original principal balances ranging up to $500,000, and (ii) up to 55% for mortgage loans with original principal balances of up to $3,000,000. The maximum “cash-back” amount permitted is $1,500,000 and is based in part on the original loan-to-value ratio of the related mortgage loan.

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Under the Stated Income/Stated Asset Documentation type, the mortgage loan application is reviewed to determine that the stated income is reasonable for the borrower’s employment and that the stated assets are consistent with the borrower’s income. For purchase money or rate and term refinance mortgage loans, the Stated Income/Stated Asset Documentation permits maximum loan-to-value ratios (i) up to 90% and original principal balances ranging up to $550,000 (ii) up to 80% for mortgage loans with original principal balances of up to $650,000, (iii) up to 75% for mortgage loans with original principal balances of up to $1,000,000, and (iv) up to 65% for mortgage loans with original principal balances of up to $1,500,000.

For cash-out refinance mortgage loans with non-conforming original principal balances the Stated Income/Stated Asset Documentation generally allows loan-to-value ratios at origination of (i) up to 90% and original principal balances ranging up to $400,000, and up to 65% for mortgage loans with original principal balances of up to $1,000,000. The maximum “cash-back” amount permitted is $350,000 and is based in part on the original loan-to-value ratio of the related mortgage loan.

Under the No Ratio Documentation type, the borrower’s employment and assets are verified. The borrower’s income is not disclosed on the loan application and therefore debt-to-income ratios are not calculated or included in the underwriting analysis. This documentation type is limited to borrowers with excellent credit histories. For purchase money or rate and term refinance mortgage loans, the No Ratio Documentation permits maximum loan-to-value Ratios (i) up to 95% and original principal balances ranging up to $550,000 (ii) up to 80% for mortgage loans with original principal balances of up to $800,000, (iii) up to 75% for mortgage loans with original principal balances of up to $1,500,000, and (iv) up to 65% for mortgage loans with original principal balances of up to $3,000,000.

For cash-out refinance mortgage loans with non-conforming original principal balances the No Ratio Documentation generally allows loan-to-value ratios at origination of (i) up to 90% and original principal balances ranging up to $500,000, and up to 55% for mortgage loans with original principal balances of up to $3,000,000. The maximum “cash-back” amount permitted is $1,500,000 and is based in part on the original loan-to-value ratio of the related mortgage loan.

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Under the No Income No Asset Documentation type, the borrower’s employment is verified. The borrower’s income and assets are not disclosed on the loan application and therefore debt-to-income ratios are not calculated or included in the underwriting analysis. This documentation type is limited to borrowers with excellent credit histories. For purchase money or rate and term refinance mortgage loans, the No Income No Asset Documentation permits maximum loan-to-value ratios (i) up to 90% and original principal balances ranging up to $475,000 (ii) up to 80% for mortgage loans with original principal balances of up to $550,000, (iii) up to 75% for mortgage loans with original principal balances of up to $650,000, and (iv) up to 60% for mortgage loans with original principal balances of up to $1,00,000.

For cash-out refinance mortgage loans with non-conforming original principal balances the No Income No Asset Documentation generally allows loan-to-value ratios at origination of (i) up to 80% and original principal balances ranging up to $500,000, and up to 60% for mortgage loans with original principal balances of up to $1,000,000. The maximum “cash-back” amount permitted is $300,000 and is based in part on the original loan-to-value ratio of the related mortgage loan.

Under the No Documentation type, neither disclosure nor documentation relating to a prospective borrower’s income, employment or assets is required and therefore debt-to-income ratios are not calculated or included in the underwriting analysis. This documentation type is limited to borrowers with excellent credit histories. For purchase money or rate and term refinance mortgage loans the No Documentation allows maximum loan-to-value ratio up (i) to 90% original principal balances ranging up to $400,000, (ii) up to 80% for mortgage loans with original principal balances of up to $500,000, (iii) up to 75% for mortgage loans with original principal balances of up to $650,000, and (iv) up to 60% for mortgage loans with original principal balances of up to $1,000,000.

For cash-out refinance mortgage loans with non-conforming original principal balances the No Documentation guidelines generally allow loan-to-value ratios at origination of (i) up to 80% and original principal balances ranging up to $400,000, and (ii) up to 60% for mortgage loans with original principal balances of up to $1,000,000. The maximum “cash-back” amount permitted is $300,000 and is based in part on the original loan-to-value ratio of the related mortgage loan.

Foreign National Loans:

Under its Foreign National program, BankUnited primarily originates loans on domestic one to four family residential properties, for individuals living and working outside the United States. Since the borrowers live and work outside the United States, the loans are most frequently originated as the borrower’s second home, or as a non-owner occupied property. In some cases, where a non-US Citizen has the appropriate visa to live in the United States, yet derives income overseas, a loan may be originated as the borrower’s primary residence. BankUnited provides this program for purchase, rate and term refinances, and refinance cash-out transactions.

BankUnited requires a copy of the borrower’s valid passport and, if applicable, a legible copy of a valid visa for each borrower.

Foreign National borrowers must demonstrate an acceptable credit history. BankUnited makes every effort to obtain a standard US credit report. However, since borrowers for this program are typically foreigners who reside outside the United States, a standard credit report is normally not available. Therefore, BankUnited does not rely on credit scores for Foreign National borrowers. Credit history may be documented using an international credit report. If an international credit report is not available, then BankUnited accepts a credit reference letter from the borrower’s primary banking institution. Derogatory credit is not acceptable.

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For primary residences and second homes, BankUnited’s guidelines for Foreign Nationals limit LTV to 80% of the lesser of the purchase price or appraised value. Non-owner occupied, one-unit properties have a maximum LTV of 75% on Full Documentation loans and 70% on Stated Income/Verified Asset loans. Non-owner occupied, two to four unit properties have a maximum LTV of 70% for Full Documentation loans and 65% for Stated Income/Verified Asset loans.

BankUnited originates loans under this program under the Full Documentation and Stated Income/Verified Asset Documentation types. BankUnited generally permits a debt-to-income ratio based on the borrower’s total monthly debt of 42%. BankUnited also has a liquidity requirement equal to the funds required for closing, plus reserves equal to six installments of principal, interest, taxes and insurance (PITI).

Full Documentation loans require verification of the borrower’s employment, income and liquid assets. If the borrower is self-employed, then employment and income are documented through a letter from an independent accountant. Borrowers who are not self-employed must have their employment and income verified through a letter from the borrower’s employer. If liquid assets are sourced from the borrower’s home country, then those assets are verified through a letter from the foreign bank. Assets in a US account are verified through traditional Verification of Deposit forms or monthly bank statements. Regardless of the source, BankUnited requires a US bank account, with sufficient funds for closing and reserves, prior to closing.

Stated Income/Verified Asset loans require verification of the borrower’s employment and liquid assets. Income is disclosed, but is not verified. If the borrower is self-employed, then employment is documented through a letter from an independent accountant. Borrowers who are not self-employed must have their employment verified through a letter from the borrower’s employer. BankUnited does not request verification of income under this documentation type. Asset verification is required as noted under Full Documentation.

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THE SERVICER

GMAC Mortgage, LLC

GMAC Mortgage, LLC is a Delaware limited liability company and a wholly-owned subsidiary of GMAC Residential Holding Company, LLC, which is a wholly owned subsidiary of Residential Capital, LLC ("ResCap"). ResCap is a wholly-owned subsidiary of GMAC Mortgage Group, LLC, which is a wholly-owned subsidiary of GMAC LLC ("GMAC"). GMAC is a wholly-owned subsidiary of General Motors Corporation.

GMAC Mortgage, LLC and its predecessor entity began acquiring, originating and servicing residential mortgage loans in 1985 through its acquisition of Colonial Mortgage Service Company, which was formed in 1926, and the loan administration, servicing operations and portfolio of Norwest Mortgage, which entered the residential mortgage loan business in 1906. These businesses formed the original basis of what is now GMAC Mortgage, LLC.

GMAC Mortgage, LLC maintains its executive and principal offices at 100 Witmer Road, Horsham, Pennsylvania 19044. Its telephone number is (215) 682 1000.

The diagram below illustrates the ownership structure among the parties affiliated with GMAC Mortgage, LLC.

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          Servicing Activities

GMAC Mortgage, LLC generally retains the servicing rights with respect to loans it sells or securitizes, and also occasionally purchases mortgage servicing rights from other servicers or acts as a subservicer of mortgage loans (and does not hold the corresponding mortgage servicing right asset).

       As of September 30, 2006, GMAC Mortgage, LLC acted as primary servicer and owned the corresponding servicing rights on approximately 2,206,270 residential mortgage loans having an aggregate unpaid principal balance of approximately $272 billion, and GMAC Mortgage, LLC acted as subservicer (and did not own the corresponding servicing rights) on approximately 312,568 loans having an aggregate unpaid principal balance of over $52.4 billion.

The following tables set forth the mortgage loans serviced by GMAC Mortgage, LLC or its predecessor entity for the periods indicated, and the annual average number of such loans for the same period. GMAC Mortgage, LLC or its predecessor entity was the servicer of a residential mortgage loan portfolio of approximately $150.4 billion, $12.5 billion, $21.2 billion and $6.67 billion during the year ended December 31, 2002 backed by prime conforming mortgage loans, prime non-conforming mortgage loans, government mortgage loans and second-lien mortgage loans, respectively. GMAC Mortgage, LLC or its predecessor entity was the servicer of a residential mortgage loan portfolio of approximately $200.4 billion, $32.7 billion, $18.9 billion and $20.6 billion during the nine months ended September 30, 2006 backed by prime conforming mortgage loans, prime non-conforming mortgage loans, government mortgage loans and second-lien mortgage loans, respectively. The percentages shown under “Percentage Change from Prior Year” represent the ratio of (a) the difference between the current and prior year volume over (b) the prior year volume

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GMAC MORTGAGE, LLC PRIMARY SERVICING PORTFOLIO

($ IN MILLIONS)

	For the Nine Months Ended September 30,	For the Year Ended December 31,
	2006	2005	2004	2003	2002
Prime conforming mortgage loans
No. of Loans	1,443,554	1,392,870	1,323,249	1,308,284	1,418,843
Dollar Amount of Loans	$200,412	$186,364	$165,521	$153,601	$150,421
Percentage Change from Prior Year	7.54%	12.59%	7.76%	2.11%	N/A
Prime non-conforming mortgage loans
No. of Loans	69,019	69,488	53,119	34,041	36,225
Dollar Amount of Loans	$32,662	$32,385	$23,604	$13,937	$12,543
Percentage Change from Prior Year	0.86%	37.20%	69.36%	11.12%	N/A
Government mortgage loans
No. of Loans	183,058	181,679	191,844	191,023	230,085
Dollar Amount of Loans	$18,866	$18,098	$18,328	$17,594	$21,174
Percentage Change from Prior Year	4.24%	(1.25)%	4.17%	(16.91)%	N/A
Second-lien mortgage loans
No. of Loans	510,639	392,261	350,334	282,128	261,416
Dollar Amount of Loans	$20,555	$13,034	$10,374	$7,023	$6,666
Percentage Change from Prior Year	57.70%	25.64%	47.71%	5.36%	N/A
Total mortgage loans serviced
No. of Loans	2,206,270	2,036,298	1,918,546	1,815,476	1,946,569
Dollar Amount of Loans	$272,495	$249,881	$217,827	$192,155	$190,804
Percentage Change from Prior Year	9.05%	14.72%	13.36%	0.71%	N/A

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Billing and Payment Procedures. As servicer, GMAC Mortgage, LLC collects and remits mortgage loan payments, responds to borrower inquiries, accounts for principal and interest, holds custodial and escrow funds for payment of property taxes and insurance premiums, counsels or otherwise works with delinquent borrowers, supervises foreclosures and property dispositions and generally administers the loans. GMAC Mortgage, LLC sends monthly invoices or annual coupon books to borrowers to prompt the collection of the outstanding payments. Borrowers may elect for monthly payments to be deducted automatically from bank accounts on the same day every month or may take advantage of on demand ACH payments made over the internet or via phone.

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THE TRUSTEE

Wells Fargo Bank, National Association (“Wells Fargo Bank”) will act as Trustee, Paying Agent, and Certificate registrar under the pooling and servicing agreement. Wells Fargo Bank is a national banking association and a wholly-owned subsidiary of Wells Fargo & Company. A diversified financial services company with approximately $483 billion in assets, 23+ million customers and 167,000+ employees as of September 30, 2006, Wells Fargo & Company is a U.S. bank holding company, providing banking, insurance, trust, mortgage and consumer finance services throughout the United States and internationally. Wells Fargo Bank provides retail and commercial banking services and corporate trust, custody, securities lending, securities transfer, cash management, investment management and other financial and fiduciary services. The Depositor, the Sponsor, the Seller and the Servicer(s) may maintain banking and other commercial relationships with Wells Fargo Bank and its affiliates. Wells Fargo Bank maintains principal corporate trust offices located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 (among other locations), and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

Wells Fargo Bank's assessment of compliance with applicable servicing criteria relating to its provision of master servicing, trustee, securities administration and paying agent services for the twelve months ended December 31, 2006, furnished pursuant to Item 1122 of Regulation AB, discloses that it was not in compliance with the 1122(d)(3)(i) servicing criteria during that reporting period.  The assessment of compliance indicates that certain monthly investor or remittance reports included errors in the calculation and/or the reporting of delinquencies for the related pool assets, which errors may or may not have been material, and that all such errors were the result of data processing errors and/or the mistaken interpretation of data provided by other parties participating in the servicing function.  The assessment further states that all necessary adjustments to Wells Fargo Bank's data processing systems and/or interpretive clarifications have been made to correct those errors and to remedy related procedures.

Wells Fargo Bank serves or may have served within the past two years as loan file custodian for various mortgage loans owned by the Sponsor or an affiliate of the Sponsor and anticipates that one or more of those mortgage loans may be included in the Trust. The terms of any custodial agreement under which those services are provided by Wells Fargo Bank are customary for the mortgage-backed securitization industry and provide for the delivery, receipt, review and safekeeping of mortgage loan files.

Wells Fargo Bank has provided corporate trust services since 1934. As of December 31, 2006, Wells Fargo Bank acts as a trustee for a variety of transactions and asset types, including corporate and municipal bonds, mortgage-backed and asset-backed securities and collateralized debt obligations. As of December 31, 2006, Wells Fargo Bank was acting as trustee on approximately 1346 series of residential mortgage-backed securities with an aggregate principal balance of approximately $277,396,000,000.

Under the terms of the pooling and servicing agreement, the Trustee also is responsible for securities administration, which includes pool performance calculations, distribution calculations and the preparation of monthly distribution reports. As securities administrator, Wells Fargo Bank is responsible for the preparation and filing of all REMIC tax returns on behalf of the Trust REMICs and the preparation of monthly reports on Form 10-D, certain current reports on Form 8-K and annual reports on Form 10-K that are required to be filed with the Securities and Exchange Commission on behalf of the issuing Trust. Wells Fargo Bank has been engaged in the business of securities administration since June 30, 1995. As of December 31, 2006, Wells Fargo Bank was acting as securities administrator with respect to more than $1,006,418,000,000 of outstanding residential mortgage-backed securities.

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THE CUSTODIAN

Deutsche Bank National Trust Company. Deutsche Bank National Trust Company (“DBNTC”) will act as Custodian. DBNTC is a national banking association which has an office in Santa Ana, California. DBNTC has previously been appointed to the role of trustee for numerous mortgage-backed transactions in which residential mortgages comprised the asset pool and has significant experience in this area. DBNTC also will act as a custodian of the mortgage files pursuant to the pooling and servicing agreement. DBNTC has performed this custodial role in numerous mortgage-backed transactions since 1991. DBNTC will maintain the mortgage files in secure, fire-resistant facilities. DBNTC will not physically segregate the mortgage files from other mortgage files in DBNTC’s custody but they will be kept in shared facilities. However, DBNTC’s proprietary document tracking system will show the location within DBNTC’s facilities of each mortgage file and will show that the mortgage loan documents are held by the Trustee on behalf of the trust fund. DBNTC may perform certain of its obligations through one or more third party vendors. However, DBNTC will remain liable for the duties and obligations required of it under the pooling and servicing agreement. DBNTC has no pending legal proceedings that would materially affect its ability to perform its duties as custodian on behalf of the holders of the certificates or as custodian.

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